UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Soliciting Material under §240.14a-12

AMAZON.COM, INC.
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Notice of 2021
Annual Meeting
of Shareholders
& Proxy Statement
9:00 a.m., Pacific Time
Wednesday, May 26, 2021
Virtual Meeting Site: www.virtualshareholdermeeting.com/AMZN2021

Global Impact Highlights
Our People
In 2020, Amazon created approximately 500,000 jobs for people with all types of experience, education, and skill levels. In addition to offering starting pay of at least $15 per hour in the U.S., more than double the federal minimum wage, Amazon offers comprehensive benefits, including health care coverage, parental leave, ways to save for the future, and other resources to improve health and well-being. Regular full-time employees get the same health care benefits as our most senior executives starting on their first day on the job.
Our top priority during the COVID-19 pandemic has been to help ensure the health and safety of our approximately 1.3 million employees worldwide and to deliver for customers. We are
A front-line employee from Amazon’s pharmacy fulfillment
center in Arizona receiving a COVID-19 vaccination.
working to achieve this by:
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Providing over $2.5 billion in bonuses and incentives to our front-line employees and establishing a relief fund for delivery drivers and seasonal associates.
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Making over 150 process updates across operations, including enhanced cleaning, social distancing measures, disinfectant spraying, and temperature checks, as well as providing masks and gloves.
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Launching voluntary, free on-site COVID-19 testing at hundreds of sites and conducting tens of thousands of tests a day to keep our front-line employees safe.
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Providing an up-to-$80 benefit to hourly employees in the U.S. who get a COVID-19 vaccine off-site. We have also begun building on-site vaccination options at many of our operations sites.
We believe our future is diverse, inclusive, and accessible across every color, gender, belief, origin, and community. We’re constantly learning and innovating—and our long-term efforts in diversity, equity, and inclusion are no different, including:
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Doubling the number of Black directors and vice presidents in 2020 and again in 2021 through effective executive development and recruitment programs. Amazon recruits diverse talent through a number of initiatives, including partnerships with groups like AfroTech and Lesbians Who Tech, collaborating with Management Leadership for Tomorrow, and committing to the Historically Black Colleges and Universities Partnership Challenge.

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Making direct donations and matching employee donations to organizations focused on combating systemic racism through the legal system as well as those dedicated to expanding educational and economic opportunity for Black communities, such as Black Lives Matter, Brennan Center for Justice, and the NAACP.

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Having 12 employee-led affinity (resource) groups with more than 90,000 members across hundreds of chapters.

Amazon also employs over 40,000 veterans and military spouses in the U.S. and is committed to supporting the military veteran community. This includes building long-term and innovative programs that address the community’s greatest challenges, including mental health awareness, suicide prevention, and homelessness.
Amazon provides skills training and upskilling opportunities to help adult learners and employees advance in their careers. Program milestones include:
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Announcing that 40,000 employees have participated in Career Choice, a program that prepays tuition for in-demand fields.

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Continuing to deliver Upskilling 2025, a $700 million commitment to help 100,000 employees gain technical skills so they can move into higher-skilled, better-paying roles.

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Announcing plans to offer free cloud computing skills training to 29 million people around the world by 2025 to get them ready for jobs in one of the fastest-growing industries.

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Promoting 35,000 employees across our operations network in 2020.

Learn more at aboutamazon.com/workplace.

Our Partners
We provide tools and resources to help small and medium-sized businesses grow their own companies. They’re able to serve their communities, while providing more choice to customers around the world. We support a number of different types of partners, including:
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Over 1.9 million small and medium-sized businesses selling in Amazon’s store. We support the rapid growth of
Iowa small business BLK & Bold prepares specialty coffee
and tea for sale on Amazon.
small and medium-sized businesses from every state in the U.S. and from more than 130 countries selling their products in our store. These businesses now make up close to 60% of the sales in our store and have created more than 2.2 million jobs globally as a result of selling on Amazon. The 2020 holiday season was the best ever for independent businesses selling on Amazon—sellers surpassed $4.8 billion in worldwide sales from Black Friday through Cyber Monday, growing about 60% from the previous year. During the holiday season as a whole, small and medium-sized businesses in the U.S. sold nearly one billion products in Amazon’s store.
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Over 2,400 Delivery Service Partners across Brazil, Canada, Germany, Ireland, Italy, Spain, the UK, and the U.S. These partners have created over 158,000 jobs in their communities, and, since 2018, they’ve delivered more than 2.8 billion packages worldwide and generated over $6 billion in revenue for their small businesses. In 2020, Amazon announced a new diversity grant to help reduce the barriers to entry for Black, Latinx, and Native American entrepreneurs—offering $10,000 for each qualified candidate to build their own businesses in the U.S.
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Hundreds of thousands of small and medium-sized businesses, startups, and partners around the world launch and scale their businesses with Amazon Web Services (“AWS”). These businesses rely on AWS for highly reliable, scalable, secure, and low-cost infrastructure in the cloud. As part of the AWS Activate program, Amazon also provided more than $1 billion in AWS credits during 2020 to help early-stage startups launch their businesses and accelerate their growth. With this help, startups are using reliable and secure cloud services like compute, storage, database, analytics, Internet of Things, machine learning, and many others from AWS to scale their businesses.

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Over 700,000 developers building for Alexa. Alexa is an opportunity for builders, developers, and entrepreneurs to innovate and build a voice-first business for the hundreds of millions of Alexa devices in customers’ hands. Skill developers can earn more than $100,000 per year through in-skill purchasing.

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Millions of writers using Kindle Direct Publishing (“KDP”). KDP authors self-publish and distribute their books to millions of readers around the world, choosing where they want to sell, setting their own prices, and earning up to 70% of every sale in royalties. Since KDP launched in 2007, millions of authors from around the world have self-published millions of books through the program—many of whom are building incredibly successful writing careers as a result. In 2020, thousands of independent authors earned more than $50,000 through KDP, with more than 1,000 authors surpassing $100,000 in royalties. KDP authors have earned more than $1.5 billion from participation in Kindle Unlimited since 2014.

Learn more at aboutamazon.com/impact/empowerment/small-businesses.

Our Planet
We are committed to and invested in sustainability because it’s a win all around—it’s good for the planet, business, customers, and communities. From building the largest wind farm in rural Texas to deploying a new fleet of electric vehicles, we are reducing Amazon’s carbon footprint across all our business operations and are leading the way for other companies to decarbonize worldwide. The Climate Pledge is Amazon’s commitment to be net-zero carbon by 2040, and the Company is on a path to powering its operations with 100% renewable energy by 2025—five years earlier than our original target of 2030. The Climate Pledge has been signed by over 50 other companies that commit to the same goals, including Best Buy, IBM, JetBlue, Microsoft, Uber, Unilever, and Verizon.
Amazon is taking meaningful steps in its journey to be net-zero carbon by 2040 through significant investments in renewable energy and sustainability initiatives, including:
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An Amazon electric delivery vehicle passes a windfarm
outside of Los Angeles.
In 2020, Amazon became the world’s largest corporate purchaser of renewable energy. The Company has 187 solar and wind projects worldwide delivering more than 20,000 gigawatt hours of renewable energy annually. They include 62 utility-scale wind and solar projects and 125 solar rooftops on fulfillment centers and sort centers around the globe. Amazon Web Services is also helping other enterprises mitigate their environmental impact by providing technology infrastructure that is 3.6 times more energy efficient than many major companies’ data operations.
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Climate Pledge Friendly makes it easy for customers to discover and shop for more sustainable products in Amazon’s store. The Climate Pledge Friendly label signifies that the products have one or more of 19 different sustainability certifications that help preserve the natural world.
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The Climate Pledge Fund started with $2 billion from Amazon to invest in companies creating products, services, and technologies to protect the planet. The fund supports the development of sustainable technologies that help to decarbonize the economy and protect the planet.

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Right Now Climate Fund is a $100 million fund that takes immediate action to remove or avoid carbon emissions by supporting nature-based climate solutions. Amazon is working with The Nature Conservancy to identify projects that can create real and lasting carbon reductions, while also empowering communities, enhancing natural environments, and protecting wildlife.

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Climate Pledge Arena in Seattle is expected to be the first net-zero carbon certified arena in the world, developed in partnership with Amazon, Oak View Group, and NHL Seattle. In 2020, Amazon secured naming rights to the historic arena, which is scheduled to open in 2021.

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Amazon’s custom order of 100,000 electric delivery vehicles—designed and produced in partnership with Rivian—is the largest-ever order of electric delivery vehicles. These vehicles raise the bar for next generation delivery and started hitting the road in February 2021.

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Amazon collaborates with others to reduce packaging waste for customers and the planet. Since 2015, we have reduced the weight of outbound packaging by more than 33% and eliminated over 1 million tons of packaging material—that is the equivalent of 2 billion shipping boxes.

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In September 2020, Amazon became the first consumer electronics company to commit to addressing the use phase of our devices through renewable energy investments, announcing that we are building new wind and solar farms to produce clean energy equivalent to the electricity used by every customer’s Echo device.

Learn more at sustainability.aboutamazon.com.

Our Communities
Amazon is committed to supporting communities that we are proud to call home. We look to leverage our scale for good and use our ability to innovate quickly to strengthen communities around the world where our employees live and work. Amazon’s culture is built around solving impossible problems, which is why we’re able to take a different, more hands-on approach than most.
We’ve donated tens of millions of dollars in cash and in-kind contributions to organizations fighting the COVID-19 pandemic, including:
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Donating critically needed personal protective equipment in the U.S., including 4.4 million masks; 273,000 gallons of hand sanitizer; and thousands of contactless thermometers.

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Collaborating with nonprofits, food banks, and schools to donate delivery services for over 12 million meals in more than 25 U.S. cities and in communities in Australia, Japan, Singapore, Spain, and the UK.

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Donating over 65,000 Echo devices, Fire Tablets, and other devices globally to organizations that support front-line workers and first responders, in order to help keep patients, students, and communities impacted by the COVID-19 pandemic connected.

We work side-by-side with community partners to find solutions to the world’s most pressing challenges and build long-term, innovative programs that have a lasting, positive impact.
For example:
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A student from Seattle’s Lowell Elementary participating
in an Amazon-hosted summer coding camp.
Amazon launched a Housing Equity Fund—a $2 billion commitment to preserve and create over 20,000 affordable housing units in Washington state’s Puget Sound region; Arlington, Virginia; and Nashville, Tennessee. The Fund provides below-market loans and grants to housing partners, public agencies, and minority-led organizations, starting with 2,300 affordable apartment homes. The fund will support Amazon’s commitment to affordable housing and will help ensure moderate- to low-income families can afford housing in communities with easy access to neighborhood services, amenities, and jobs.
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Mary’s Place and Amazon opened Mary’s Place Family Center in The Regrade, a first-of-its-kind family shelter inside our Seattle headquarters. Amazon is providing more than $100 million in cash and in-kind donations to support the shelter.
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Amazon continues to grow Amazon Future Engineer, a comprehensive childhood-to-career education program designed to inspire and educate children and young adults from underserved communities to pursue careers in computer science. This program now benefits millions of students globally, including hundreds of thousands of students in the U.S., as well as students in Canada, France, and the UK.

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Amazon donated more than 1 million emergency aid items to community partners providing disaster relief to people affected by wildfires in California, Oregon, and Washington, as well as those impacted by Hurricane Laura along the Gulf Coast.

Learn more at aboutamazon.com/impact/community.

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS
Date and Time	Virtual Meeting Site
Wednesday, May 26, 2021 9:00 a.m., Pacific Time	www.virtualshareholdermeeting.com/AMZN2021
Items of Business:	Our Board of Directors Recommends You Vote:
• To elect the ten directors named in the Proxy Statement to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified	FOR the election of each director nominee

• To ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2021	FOR the ratification of the appointment

• To conduct an advisory vote to approve our executive compensation	FOR approval, on an advisory basis

• To consider and act upon the shareholder proposals described in the Proxy Statement, if properly presented at the Annual Meeting	AGAINST each of the shareholder proposals

• To transact such other business as may properly come before the meeting or any adjournment or postponement thereof

The Board of Directors has fixed April 1, 2021 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.
By Order of the Board of Directors
David A. Zapolsky
Secretary
Seattle, Washington
April 15, 2021
Important Notice Regarding the Availability of Proxy Materials for the Amazon.com, Inc. Shareholder Meeting to be Held on May 26, 2021. The Proxy Statement and our 2020 Annual Report are available at www.proxyvote.com.

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current facts, including statements regarding our environmental and other sustainability plans and goals, made in this document are forward-looking. We use words such as anticipates, believes, expects, future, intends, and similar expressions to identify forward-looking statements. Forward-looking statements reflect management’s current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons. Risks and uncertainties that could cause our actual results to differ significantly from management’s expectations are described in our 2020 Annual Report on Form 10-K. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

AMAZON.COM, INC.
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held on Wednesday, May 26, 2021
ANNUAL MEETING INFORMATION
General
The enclosed proxy is solicited by the Board of Directors of Amazon.com, Inc. (“Amazon” or the “Company”) for the Annual Meeting of Shareholders to be held at 9:00 a.m., Pacific Time, on Wednesday, May 26, 2021, and any adjournment or postponement thereof. We will conduct a virtual online Annual Meeting this year, so our shareholders can participate from any geographic location with Internet connectivity. We believe this enhances accessibility to our Annual Meeting for all of our shareholders and reduces the carbon footprint of our activities, and is particularly important for our shareholders, employees, and community in light of the COVID-19 pandemic. Shareholders may participate in the Annual Meeting at www.virtualshareholdermeeting.com/AMZN2021 and may submit questions during or in advance of the Annual Meeting. Our principal offices are located at 410 Terry Avenue North, Seattle, Washington 98109. This Proxy Statement is first being made available to our shareholders on or about April 15, 2021.
Outstanding Securities and Quorum
Only holders of record of our common stock, par value $0.01 per share, at the close of business on April 1, 2021, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had 504,116,631 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each other item to be voted on at the Annual Meeting. A majority of the outstanding shares of common stock entitled to vote, present or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker nonvotes will be included in determining the presence of a quorum for the Annual Meeting.
Internet Availability of Proxy Materials
We are furnishing proxy materials to some of our shareholders via the Internet by mailing a Notice of Internet Availability of Proxy Materials, instead of mailing or e-mailing copies of those materials. The Notice of Internet Availability of Proxy Materials directs shareholders to a website where they can access our proxy materials, including our proxy statement and our annual report, and view instructions on how to vote via the Internet, mobile device, or by telephone. If you received a Notice of Internet Availability of Proxy Materials and would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you have previously elected to receive our proxy materials via e-mail, you will continue to receive access to those materials electronically unless you elect otherwise.

2021 Proxy Statement       1

ANNUAL MEETING INFORMATION
We encourage you to register to receive all future shareholder communications electronically, instead of in print. This means that access to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail.
Proxy Voting
Shares that are properly voted via the Internet, mobile device, or by telephone or for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of the nominees to the Board named herein; “FOR” the ratification of the appointment of our independent auditors; “FOR” approval, on an advisory basis, of our executive compensation as described in this Proxy Statement; and “AGAINST” each of the shareholder proposals. It is not expected that any additional matters will be brought before the Annual Meeting, but if other matters are properly presented, the persons named as proxies in the proxy card or their substitutes will vote in their discretion on such matters.
Voting via the Internet, mobile device, or by telephone helps save money by reducing postage and proxy tabulation costs. To vote by any of these methods, read this Proxy Statement, have your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form in hand, and follow the instructions below for your preferred method of voting. Each of these voting methods is available 24 hours per day, seven days per week.
We encourage you to cast your vote by one of the following methods:

VOTE BY INTERNET Shares Held of Record: http://www.proxyvote.com	VOTE BY QR CODE Shares Held of Record: See Proxy Card	VOTE BY TELEPHONE Shares Held of Record: 800-690-6903
Shares Held in Street Name: See Notice of Internet Availability or Voting Instruction Form	Shares Held in Street Name: See Notice of Internet Availability or Voting Instruction Form	Shares Held in Street Name: See Voting Instruction Form
The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a shareholder on the records of Computershare, our stock transfer agent, you may vote by proxy, meaning you authorize individuals named in the proxy card to vote your shares. You may provide this authorization by voting via the Internet, mobile device, by telephone, or (if you have received paper copies of our proxy materials) by returning a proxy card. You also may participate in and vote during the Annual Meeting. If you own common stock of record and you do not vote by proxy or at the Annual Meeting, your shares will not be voted.
If you own shares in street name, meaning that your shares are held by a bank, brokerage firm, or other nominee, you may instruct that institution on how to vote your shares. You may provide these instructions by voting via the Internet, mobile device, by telephone, or (if you have received paper copies of proxy materials through your bank, brokerage firm, or other nominee) by returning a voting instruction form received from that institution. You also may participate in and vote during the Annual Meeting. If you own common stock in street name and do not either provide voting instructions or vote during the Annual Meeting, the institution that holds your shares may nevertheless vote your shares on your behalf with respect to the ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2021, but cannot vote your shares on any other matters being considered at the meeting.

ANNUAL MEETING INFORMATION
Voting Standard
A nominee for director shall be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. If the votes cast for any nominee do not exceed the votes cast against the nominee, the Board will consider whether to accept or reject such director’s resignation, which is tendered to the Board pursuant to the Board of Directors Guidelines on Significant Corporate Governance Issues. Abstentions and broker nonvotes will have no effect on the outcome of the election. Broker nonvotes occur when a person holding shares in street name, such as through a brokerage firm, does not provide instructions as to how to vote those shares and the broker does not then vote those shares on the shareholder’s behalf.
For all other matters proposed for a vote at the Annual Meeting, the affirmative vote of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote on the matter is required to approve the matter. For these matters, abstentions are not counted as affirmative votes on a matter but are counted as present and entitled to vote, and broker nonvotes, if any, will have no effect on the outcome of these matters.
Revocation
If you own common stock of record, you may revoke your proxy or change your voting instructions at any time before your shares are voted at the Annual Meeting by delivering to the Secretary of Amazon.com, Inc. a written notice of revocation or a duly executed proxy (via the Internet, mobile device, or telephone or by returning a proxy card) bearing a later date or by participating in and voting during the Annual Meeting. A shareholder owning common stock in street name may revoke or change voting instructions by contacting the bank, brokerage firm, or other nominee holding the shares or by participating in and voting during the Annual Meeting.
Participating in the Annual Meeting
This year’s Annual Meeting will be accessible through the Internet. We are conducting a virtual online Annual Meeting so our shareholders can participate from any geographic location with Internet connectivity. We believe this enhances accessibility to our Annual Meeting for all of our shareholders and reduces the carbon footprint of our activities, and is particularly important for our shareholders, employees, and community in light of the COVID-19 pandemic. We have worked to offer the same rights and opportunities to participate as were provided at the in-person portion of our past meetings, while providing an online experience available to all shareholders regardless of their location.
You are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on April 1, 2021, the record date, or hold a valid proxy for the meeting. To participate in the Annual Meeting, including to vote and to view the list of registered shareholders as of the record date during the meeting, shareholders of record must access the meeting website at www.virtualshareholdermeeting.com/AMZN2021 and enter the 16-digit control number found on the Notice of Internet Availability of Proxy Materials or on the proxy card provided to you with this Proxy Statement, or that is set forth within the body of the email sent to you with the link to this Proxy Statement. If your shares are held in street name and your Notice of Internet Availability of Proxy Materials or voting instruction form indicates that you may vote those shares through the www.proxyvote.com website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit control number indicated on that Notice of Internet Availability of Proxy Materials or voting instruction form. Otherwise, shareholders who hold their shares in street name should contact their bank, broker, or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in, or vote at the Annual Meeting.
Regardless of whether you plan to participate in the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, we encourage you to vote in advance of the Annual Meeting.
Shareholders are able to submit questions for the Annual Meeting’s question and answer session during the meeting through www.virtualshareholdermeeting.com/AMZN2021. Shareholders who have been provided or obtained a 16-digit control number may submit a question in advance of the meeting at www.proxyvote.com after logging in with that control

2021 Proxy Statement       3

ANNUAL MEETING INFORMATION
number. Each shareholder will be limited to one question. We will post answers to shareholder questions received regarding our Company on our investor relations website at www.amazon.com/ir as soon as is practical after the meeting. We also will post a replay of the Annual Meeting on our investor relations website, which will be available following the meeting. Additional information regarding the rules and procedures for participating in the Annual Meeting (including any adjournment thereof) will be set forth in our meeting rules of conduct, which shareholders can view during the meeting at the meeting website or during the ten days prior to the meeting at www.proxyvote.com.
We encourage you to access the Annual Meeting before it begins. Online check-in will be available at www.virtualshareholdermeeting.com/AMZN2021 approximately 15 minutes before the meeting starts on May 26, 2021. If you have difficulty accessing the meeting, please call 844-986-0822 (toll free) or 303-562-9302 (international). We will have technicians available to assist you.

ITEM 1—ELECTION OF DIRECTORS

In accordance with our Bylaws, the Board has fixed the number of directors constituting the Board at ten. The Board, based on the recommendation of the Nominating and Corporate Governance Committee, proposed that the following ten nominees be elected at the Annual Meeting, each of whom will hold office until the next Annual Meeting of Shareholders or until his or her successor shall have been elected and qualified:
• Jeffrey P. Bezos • Keith B. Alexander • Jamie S. Gorelick • Daniel P. Huttenlocher • Judith A. McGrath	• Indra K. Nooyi • Jonathan J. Rubinstein • Thomas O. Ryder • Patricia Q. Stonesifer • Wendell P. Weeks
Each of the nominees is currently a director of Amazon.com, Inc. and has been elected to hold office until the 2021 Annual Meeting or until his or her successor has been elected and qualified. Keith B. Alexander was elected as a director by the Board of Directors on September 9, 2020, and the other nominees were most recently elected at the 2020 Annual Meeting. Biographical and related information on each nominee is set forth below. Rosalind G. Brewer resigned from the Board of Directors effective February 16, 2021.
The Board expects that the ten nominees will be available to serve as directors. However, if any of them should be unwilling or unable to serve, the Board may decrease the size of the Board or may designate substitute nominees, and the proxies will be voted in favor of any such substitute nominees.
The Board of Directors recommends a vote “FOR” each nominee.

BOARD OF DIRECTORS INFORMATION
In evaluating the nominees for the Board of Directors, the Board and the Nominating and Corporate Governance Committee took into account the qualities they seek for directors, and the directors’ individual qualifications, skills, and background that enable the directors to effectively and productively contribute to the Board’s oversight of Amazon, as discussed below in each biography and under “Director Nominee Tenure, Skills, and Characteristics.” When evaluating re-nomination of existing directors, the Committee also considers the nominees’ past and ongoing effectiveness on the Board and, with the exception of Mr. Bezos, who is an employee, their independence.

2021 Proxy Statement       5

BOARD OF DIRECTORS INFORMATION
Biographical Information
Jeffrey P. Bezos Founder, Chairman, and CEO of Amazon
Background
Mr. Bezos has been Chairman of the Board since founding the Company in 1994 and Chief Executive Officer since May 1996. Mr. Bezos served as President from founding until June 1999 and again from October 2000 to the present. Mr. Bezos has announced his intention to transition to the role of Executive Chair in the third quarter of 2021.
Qualifications and Skills
Mr. Bezos’ individual qualifications and skills as a director include his customer-focused point of view, his willingness to encourage invention, his long-term perspective, and his on-going contributions as founder and CEO.

Age: 57	Director since: July 1994	Board committees: None	Other current public company boards: None

General (Ret.) Keith B. Alexander Co-CEO, President, and Chair of IronNet
Background
General (Ret.) Keith B. Alexander has been the Co-Chief Executive Officer, President, and Chair of IronNet Cybersecurity, Inc. (“IronNet”), a cybersecurity technology company he founded, since 2014. Gen. Alexander served as the Commander of U.S. Cyber Command from May 2010 to March 2014 and was Director of the National Security Agency and Chief of the Central Security Service from August 2005 to March 2014.
Gen. Alexander served as a director of CSRA, Inc. from November 2015 to April 2018.
Qualifications and Skills
Gen. Alexander’s individual qualifications and skills as a director include his leadership and public policy experience as a high-ranking military official responsible for intelligence and national security affairs, through which he gained experience with emerging technologies and cybersecurity. Gen. Alexander further honed his entrepreneurial and commercial experience and customer experience skills in his role at IronNet.

Age: 69	Director since: September 2020	Board committees: Audit	Other current public company boards: None

BOARD OF DIRECTORS INFORMATION
Jamie S. Gorelick Partner with Wilmer Cutler Pickering Hale and Dorr LLP
Background
Ms. Gorelick has been a partner with the law firm Wilmer Cutler Pickering Hale and Dorr LLP since July 2003. She has held numerous positions in the U.S. government, serving as Deputy Attorney General of the United States, General Counsel of the Department of Defense, Assistant to the Secretary of Energy, and a member of the bipartisan National Commission on Terrorist Threats Upon the United States.
Ms. Gorelick has served as a director of VeriSign, Inc. since January 2015, a director of United Technologies Corporation from February 2000 to December 2014, and a director of Schlumberger Limited from April 2002 to June 2010.
Qualifications and Skills
Ms. Gorelick’s individual qualifications and skills as a director include her experience as a lawyer, her leadership experience in senior governmental positions, including experience with regulatory and compliance matters, her corporate governance experience, as well as her customer experience skills and skills relating to public policy and financial statement and accounting matters.

Age: 70	Director since: February 2012	Board committees: Nominating and Corporate Governance (Chair)	Other current public company boards: VeriSign, Inc.

Daniel P. Huttenlocher Dean of MIT Schwarzman College of Computing
Background
Mr. Huttenlocher has been the Dean of MIT Schwarzman College of Computing since August 2019. He served as Dean and Vice Provost, Cornell Tech at Cornell University from 2012 to July 2019 and worked for Cornell University from 1988 to 2012 in various positions.
Mr. Huttenlocher has served as a director of Corning Incorporated since February 2015.
Qualifications and Skills
Mr. Huttenlocher’s individual qualifications and skills as a director include his experience in senior positions at MIT and Cornell University, both leading universities, Cornell Tech, a research, technology commercialization, and graduate-level educational facility, and the Xerox Palo Alto Research Center, a technology research facility, through which he gained experience with emerging technologies, as well as his customer experience skills.

Age: 62	Director since: September 2016	Board committees: Leadership Development and Compensation	Other current public company boards: Corning Incorporated

2021 Proxy Statement       7

BOARD OF DIRECTORS INFORMATION
Judith A. McGrath Former Chair and CEO of MTV Networks
Background
Ms. McGrath served as Chair and Chief Executive Officer of MTV Networks Entertainment Group worldwide, a division of Viacom, Inc., including Comedy Central and Nickelodeon, from July 2004 until May 2011. She was part of the original founding and launch team for MTV in 1981. Subsequent to leaving Viacom, Ms. McGrath formed a multi-media joint venture with Sony Music Entertainment called Astronauts Wanted: No Experience Necessary, identifying and creating content with emerging digital media talent, at which Ms. McGrath served as President from June 2013 to March 2018 and continued as a senior advisor from March 2018 to December 2019.
Qualifications and Skills
Ms. McGrath’s individual qualifications and skills as a director include her leadership and multimedia operations experience as a longtime senior executive of MTV Networks Entertainment Group, through which she gained experience with content creation, advertising, and content distribution, as well as her customer experience skills. Ms. McGrath further honed her digital and entrepreneurial experience with global customers in her role at Astronauts Wanted: No Experience Necessary.

Age: 68	Director since: July 2014	Board committees: Leadership Development and Compensation (Chair)	Other current public company boards: None

Indra K. Nooyi Former Chair and CEO of PepsiCo, Inc.
Background
Mrs. Nooyi was the Chief Executive Officer of PepsiCo, Inc., a multinational food, snack, and beverage company, from October 2006 to October 2018, where she also served as the Chair of its board of directors from May 2007 to February 2019. She was elected to PepsiCo’s board of directors and became its President and Chief Financial Officer in 2001, and held leadership roles in finance, corporate strategy and development, and strategic planning after joining PepsiCo in 1994.
Mrs. Nooyi served as a director of Schlumberger Limited from April 2015 to April 2020.
Qualifications and Skills
Mrs. Nooyi’s individual qualifications and skills as a director include her leadership experience as a longtime senior executive at a large corporation with international operations, through which she gained experience with consumer-focused product development, international operations, and marketing issues, as well as her customer experience skills and skills relating to financial statement and accounting matters.

Age: 65	Director since: February 2019	Board committees: Audit (Chair)	Other current public company boards: None

BOARD OF DIRECTORS INFORMATION
Jonathan J. Rubinstein Former co-CEO of Bridgewater Associates, LP
Background
Mr. Rubinstein was co-CEO of Bridgewater Associates, LP, a global investment management firm, from May 2016 to April 2017. Previously, Mr. Rubinstein was Senior Vice President, Product Innovation, for the Personal Systems Group at the Hewlett-Packard Company (“HP”), a multinational information technology company, from July 2011 to January 2012, and served as Senior Vice President and General Manager, Palm Global Business Unit, at HP from July 2010 to July 2011. Mr. Rubinstein was Chief Executive Officer and President of Palm, Inc., a smartphone manufacturer, from June 2009 until its acquisition by HP in July 2010, and Chair of the Board of Palm, Inc. from October 2007 through the acquisition. Prior to joining Palm, Mr. Rubinstein was a Senior Vice President at Apple Inc., also serving as the General Manager of the iPod Division.
Mr. Rubinstein served as a director of Qualcomm Incorporated from May 2013 to May 2016.
Qualifications and Skills
Mr. Rubinstein’s individual qualifications and skills as a director include his leadership and technology experience as a senior executive at large financial and technology companies, through which he gained experience with hardware devices and emerging technologies, as well as his customer experience skills and skills relating to financial statement and accounting matters.

Age: 64	Director since: December 2010	Board committees: Nominating and Corporate Governance	Other current public company boards: None

Thomas O. Ryder Former Chair and CEO of Reader’s Digest Association, Inc.
Background
Mr. Ryder was Chair of the Reader’s Digest Association, Inc. from April 1998 to December 2006, and was Chief Executive Officer from April 1998 to December 2005. From 1984 to 1998, Mr. Ryder worked in several roles at American Express, including as President of American Express Travel Related Services International.
Mr. Ryder served as a director of ILG, Inc. from May 2016 to September 2018, a director of RPX Corporation from December 2009 to June 2017, a director of Quad/Graphics, Inc. from July 2010 to May 2017, a director of Starwood Hotels & Resorts Worldwide, Inc. from April 2001 to September 2016, and Chair of the Board of Directors at Virgin Mobile USA, Inc. from October 2007 to November 2009.
Qualifications and Skills
Mr. Ryder’s individual qualifications and skills as a director include his leadership experience as a senior executive of Reader’s Digest, a large media and publishing company, and American Express, a large financial services company, through which he gained experience with intellectual property, media, enterprise sales, payments, and international operations, as well as his customer experience skills and skills relating to financial statement and accounting matters.

Age: 76	Director since: November 2002	Board committees: Leadership Development and Compensation	Other current public company boards: None

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BOARD OF DIRECTORS INFORMATION
Patricia Q. Stonesifer Former President and CEO of Martha’s Table
Background
Ms. Stonesifer served as the President and CEO of Martha’s Table, a non-profit, from April 2013 to March 2019. She served as Chair of the Board of Regents of the Smithsonian Institution from January 2009 to January 2012 and as Vice Chair from January 2012 to January 2013. From September 2008 to January 2012, she served as senior advisor to the Bill and Melinda Gates Foundation, a private philanthropic organization, where she was Chief Executive Officer from January 2006 to September 2008 and President and Co-chair from June 1997 to January 2006. Since September 2009, she has also served as a private philanthropy advisor. From 1988 to 1997, she worked in many roles at Microsoft Corporation, including as a Senior Vice President of the Interactive Media Division, and also served as the Chairwoman of the Gates Learning Foundation from 1997 to 1999.
Qualifications and Skills
Ms. Stonesifer’s individual qualifications and skills as a director include her leadership experience as a senior executive at the Bill and Melinda Gates Foundation and at Microsoft, through which she gained experience with emerging technologies and consumer-focused product development and marketing issues, her knowledge of Amazon from having served as a director since 1997, as well as her customer experience skills and skills relating to public policy and financial statement and accounting matters.

Age: 64	Director since: February 1997	Board committees: Nominating and Corporate Governance	Other current public company boards: None

Wendell P. Weeks Chairman and CEO of Corning Incorporated
Background
Mr. Weeks has been the Chief Executive Officer of Corning Incorporated, a glass and materials science innovator, since April 2005 and Chairman of the board of directors since April 2007. He has held a variety of financial, commercial, business development, and general management positions across Corning’s businesses and technologies since he joined the company in 1983.
Mr. Weeks served as a director of Merck & Co., Inc. from February 2004 to May 2020.
Qualifications and Skills
Mr. Weeks’ individual qualifications and skills as a director include his leadership and operations experience as a senior executive at a large, multinational corporation, experience with restructuring, emerging technologies, and product development, as well as his customer experience skills and skills relating to financial statement and accounting matters.

Age: 61	Director since: February 2016	Board committees: Audit	Other current public company boards: Corning Incorporated

BOARD OF DIRECTORS INFORMATION
Director Nominee Tenure, Skills, and Characteristics
The Nominating and Corporate Governance Committee annually reviews the tenure, performance, and contributions of existing Board members to the extent they are candidates for re-election, and considers all aspects of each candidate’s qualifications and skills in the context of the Company’s needs at that point in time and, as stated in the Board of Directors Guidelines on Significant Corporate Governance Issues, seeks out candidates with a diversity of experience and perspectives, including diversity with respect to race, gender, geography, and areas of expertise. The Nominating and Corporate Governance Committee includes, and has any search firm that it engages include, women and individuals from underrepresented racial/ ethnic groups in the pool from which the Committee selects director candidates. When considering candidates as potential Board members, the Board and the Nominating and Corporate Governance Committee evaluate the candidates’ ability to contribute to such diversity. The Board assesses its effectiveness in this regard as part of its annual Board and director evaluation process. Currently, of our nine independent director nominees, four are women, one is from an underrepresented racial/ethnic group, and four have served for five years or less. Our Board’s composition also represents a balanced approach to director tenure, allowing the Board to benefit from the experience of longer-serving directors combined with fresh perspectives from newer directors (with three new directors on-boarding and three directors leaving in the last three years). The tenure range of our director nominees is as follows:
Tenure on Board	Number of Director Nominees
More than 10 years	3
6-10 years	3
5 years or less	4
Among the qualifications and skills of a candidate considered important by the Nominating and Corporate Governance Committee are: a commitment to representing the long-term interests of shareholders; customer experience skills; Internet savvy; an inquisitive and objective perspective; the willingness to take appropriate risks; leadership ability; human capital management; personal and professional ethics, integrity, and values; practical wisdom and sound judgment; international business experience; and business and professional experience in fields such as retail, operations, technology, finance/accounting, product development, intellectual property, law, multimedia entertainment, and marketing.
Corporate Governance
Board Leadership
The Board is responsible for the control and direction of the Company. The Board represents the shareholders and its primary purpose is to build long-term shareholder value. The Chair of the Board is selected by the Board and currently is our founder and CEO, Jeff Bezos. The Board believes that this leadership structure is appropriate given Mr. Bezos’ role in founding Amazon and his significant ownership stake. The Board believes that this leadership structure improves the Board’s ability to focus on key policy and operational issues and helps the Company operate in the long-term interests of shareholders. In addition, the independent directors on the Board have appointed a lead director from the Board’s independent directors, currently Jonathan J. Rubinstein, in order to promote independent leadership of the Board. The lead director presides over the executive sessions of the independent directors, chairs Board meetings in the Chair’s absence, works with management and the independent directors to approve agendas, schedules, information, and materials for Board meetings, and is available to engage directly with major shareholders where appropriate. In addition, the lead director confers from time to time with the Chair of the Board and the independent directors and reviews, as appropriate, the annual schedule of regular Board meetings and major Board meeting agenda topics. The guidance and direction provided by the lead director reinforce the Board’s independent oversight of management and contribute to communication among members of the Board.

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BOARD OF DIRECTORS INFORMATION
Director Independence
The Board has determined that the following directors are independent as defined by Nasdaq rules: Gen. Alexander, Ms. Gorelick, Mr. Huttenlocher, Ms. McGrath, Mrs. Nooyi, Mr. Rubinstein, Mr. Ryder, Ms. Stonesifer, and Mr. Weeks. In addition, the Board determined that Ms. Brewer, who served as a director until February 16, 2021, was independent during the time she served as a director. In assessing directors’ independence, the Board took into account certain transactions, relationships, and arrangements involving some of the directors and concluded that such transactions, relationships, and arrangements did not impair the independence of the director. For Gen. Alexander, the Board considered payments in the past three years in the ordinary course of business from IronNet to Amazon for AWS services, which were under standard, arms-length terms and were not significant to the Company. For Ms. Brewer and Mr. Weeks, the Board considered payments in the past three years in the ordinary course of business from the Company to Starbucks Corporation and Corning Incorporated, respectively, or their affiliates. All such payments were not significant for any of these companies. For Mr. Ryder, the Board considered that his son-in-law has been employed with Amazon since 2008 in a non-officer and non-strategic position, as disclosed in “Certain Relationships and Related Person Transactions.”
Risk Oversight
As part of regular Board and committee meetings, the directors oversee executives’ management of risks relevant to the Company. While the full Board has overall responsibility for risk oversight, the Board has delegated responsibility related to certain risks to the Audit Committee, the Leadership Development and Compensation Committee, and the Nominating and Corporate Governance Committee. The Audit Committee is responsible for overseeing management of risks related to our financial statements and financial reporting process, data privacy and security, business continuity, and operational risks, the qualifications, independence, and performance of our independent auditors, the performance of our internal audit function, legal and regulatory matters, and our compliance policies and procedures. The Leadership Development and Compensation Committee is responsible for overseeing management of risks related to succession planning and compensation for our executive officers and our overall compensation program, including our equity-based compensation plans, as well as risks related to other human capital management matters, including workplace safety, culture, diversity, discrimination, and harassment. The Nominating and Corporate Governance Committee is responsible for overseeing management of risks related to our environmental, sustainability, and corporate social responsibility practices, including risks related to our operations and our supply chain. The full Board regularly reviews reports from management on various aspects of our business, including related risks and tactics and strategies for addressing them. At least annually, the Board reviews our CEO succession planning as described in our Board of Directors Guidelines on Significant Corporate Governance Issues.
Corporate Governance Documents
Please visit our investor relations website at www.amazon.com/ir, “Corporate Governance,” for additional information on our corporate governance, including:
•
our Restated Certificate of Incorporation and Bylaws;

•
the Board of Directors Guidelines on Significant Corporate Governance Issues, which includes policies on shareholder communications with the Board, director attendance at our annual meetings, director resignations to facilitate our majority vote standard, director stock ownership guidelines, succession planning, and compensation clawbacks;

•
the charters approved by the Board for the Audit Committee, the Leadership Development and Compensation Committee, and the Nominating and Corporate Governance Committee;

•
the Code of Business Conduct and Ethics; and

•
our U.S. Political Engagement Policy and Statement.

BOARD OF DIRECTORS INFORMATION
Sustainability, Environmental, Social, and Human Capital Initiatives
We regularly publish information regarding our sustainability, environmental, social, and human capital goals and initiatives on our website, including in our sustainability report titled “All In: Staying the Course on Our Commitment to Sustainability.” This report also includes our reporting under the Sustainability Accounting Standards Board (“SASB”) and Task Force on Climate-Related Financial Disclosures (“TCFD”) frameworks. Key highlights from our website and this report include:
•
The Climate Pledge. With our co-founder Global Optimism, in 2019 we announced The Climate Pledge, a commitment to be net-zero carbon across our business by 2040, a decade ahead of the Paris Agreement’s goal of 2050. We are proud that more than 50 companies have joined The Climate Pledge. As part of this commitment, we publish our carbon footprint and calculation methodology and announced in 2020 that we have joined the Science Based Target Initiative.

•
Renewable Energy. In 2020, we announced that we are on a path to powering our operations with 100% renewable energy by 2025—five years ahead of our original target of 2030. We also published details about how we calculate our renewable energy use.

•
Shipment Zero. Shipment Zero is our vision to make all Amazon shipments net-zero carbon, with a goal of delivering 50% of shipments with net-zero carbon by 2030. Shipment Zero means that the various parts of our fulfillment operations to deliver a customer’s shipment are net-zero carbon—from the fulfillment center, to the packaging materials, to the mode of transportation that gets the package to the customer’s door.

•
Electric Vehicles. In 2019, we announced the order of 100,000 new electric delivery vehicles from U.S. electric vehicle manufacturer Rivian. We plan to have 10,000 of these vehicles on the road as early as 2022 and all 100,000 vehicles on the road by 2030.

•
Sustainable Packaging. We created our Frustration-Free Packaging program to encourage manufacturers to package their products in easy-to-open, 100% recyclable packaging, and since 2015, we have eliminated more than one million tons of packaging material.

•
Right Now Climate Fund. We established the Right Now Climate Fund, a $100 million fund to remove or avoid carbon emissions by restoring and conserving forests, wetlands, and grasslands around the world.

•
The Climate Pledge Fund. In 2020, we announced The Climate Pledge Fund, with an initial $2 billion in funding, to support the development of technologies and services that decarbonize and help preserve the natural world.

•
The Housing Equity Fund. In 2021, we established the Housing Equity Fund to provide more than $2 billion in below-market loans and grants to preserve and create over 20,000 affordable homes for individuals and families earning moderate to low incomes in our three hometown communities.

•
Global Responsible Sourcing. In 2019, we updated our Supply Chain Standards, published a supplier list and map for our Amazon-branded products, including apparel, consumer electronics, and home goods, provided more public information on how we work with suppliers to build their capacity and remediate issues, and announced our key commitments to a number of issues, including fair wages, safe workplaces, and women’s empowerment. In 2020, we expanded our supplier map to include additional suppliers, capacity building programs, and product categories.

•
Human Rights. In 2019, we codified our commitment to human rights in our Amazon Global Human Rights Principles and made a public commitment to understand our greatest human rights risks and assess the impact of these issues across our global supply chain and operations. As part of this commitment, in 2020, we launched an assessment of salient human rights risks across the Company, executed our first human rights impact assessment, and expanded human trafficking awareness programs for employees around the world. This information is included in the People section of our sustainability report detailing Amazon’s commitment to our employees, the workers in our supply chains, and the communities in which we operate, and our approach to human rights under the United Nations Guiding Principles Reporting Framework.

•
Human Capital. We continue to support our employees through initiatives focusing on workplace health and safety, including committing $11.5 billion in 2020 on COVID-19-related initiatives to help keep employees safe and to get items to customers; investments in benefits and opportunities; and employee engagement.

•
Diversity, Equity, and Inclusion. We continue to prioritize pay equity and publish details on gender and racial/ethnic group pay statistics. We are investing in internal and external programs to assist diverse leaders to advance into more senior roles. For example, we are one of the initial twelve launch employers participating in the Management Leadership for Tomorrow (“MLT”) Black Equity at Work Certification Program, which is a clear and comprehensive new standard that

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BOARD OF DIRECTORS INFORMATION
requires employers to assess and make meaningful progress toward achieving Black equity internally while supporting Black equity in society. Additionally, in 2020, we set and achieved a goal to double the number of Black directors and vice presidents at the Company, which was accomplished through external hiring as well as internal promotions, and we are committed to doubling representation again in 2021. Our 12 employee-led Affinity Groups, which engage employees across hundreds of chapters around the world, further foster our commitment to diversity, equity, and inclusion.
These ambitious and impactful goals and initiatives build on Amazon’s long-term commitment to sustainability, as well as our commitment to supporting our employees, partners in our supply chain, and our communities. These are just some examples of the sustainability, environmental, social, and human capital initiatives we have underway, as we seek to constantly invent across the Company. We encourage you to learn more about our many sustainability, environmental, social, and human capital initiatives and our progress towards meeting our goals by reviewing our sustainability report titled “All In: Staying the Course on Our Commitment to Sustainability” and website at sustainability.aboutamazon.com, our views on certain issues at www.aboutamazon.com/about-us/our-positions, and other postings on our “About Amazon” website at www.aboutamazon.com.
Shareholder Engagement
We believe that effective corporate governance includes year-round engagement with our shareholders and other stakeholders. We meet regularly with our shareholders, including both large and small investors, to discuss business strategy, performance, compensation philosophy, corporate governance, and environmental and social topics. In a typical year, we will engage with dozens of shareholders, including our largest shareholders, two to three times a year. This outreach is complementary to the hundreds of touchpoints our Investor Relations team has with shareholders each year. We find it beneficial to have ongoing dialogue with our shareholders throughout the year on a full range of investor priorities (instead of engaging with shareholders only prior to our annual meeting on issues to be voted on in the proxy statement). Depending on the circumstance, our lead director or another independent director may engage in these conversations with shareholders as well. In 2020, as part of our corporate governance engagement, we met with corporate governance representatives at shareholders owning over 35% of our stock (excluding the approximately 14% voted by our founder and Chief Executive Officer) and responded to numerous letters from our investors. Our direct engagement with shareholders helps us better understand our shareholders’ priorities, perspectives, and issues of concern, while giving us an opportunity to elaborate on our many initiatives and practices and to address the extent to which various aspects of these matters are (or are not) significant given the scope and nature of our operations and our existing practices. We take insights from this feedback into consideration and regularly share them with our Board as we review and evolve our practices and disclosures.

BOARD OF DIRECTORS INFORMATION
Board Meetings and Committees
The Board meets regularly during the year, and holds special meetings and acts by unanimous written consent whenever circumstances require. During 2020, there were 6 meetings of the Board. All incumbent directors attended at least 75% of the aggregate of the meetings of the Board and committees on which they served occurring during 2020. All directors then serving attended the 2020 Annual Meeting of Shareholders.
The Board has established an Audit Committee, a Leadership Development and Compensation Committee, and a Nominating and Corporate Governance Committee, each of which is comprised entirely of directors who meet the applicable independence requirements of the Nasdaq rules. The Committees keep the Board informed of their actions and provide assistance to the Board in fulfilling its oversight responsibility to shareholders. The table below provides current membership information as well as meeting information for the last fiscal year.
Name	Audit Committee	Leadership Development and Compensation Committee	Nominating and Corporate Governance Committee
Jeffrey P. Bezos
Keith B. Alexander(1)
Jamie S. Gorelick
Daniel P. Huttenlocher
Judith A. McGrath
Indra K. Nooyi
Jonathan J. Rubinstein
Thomas O. Ryder
Patricia Q. Stonesifer
Wendell P. Weeks
Total Meetings in 2020	6	7	4

Committee Chair

(1)
Gen. Alexander joined the Audit Committee on September 9, 2020.

The functions performed by these Committees, which are set forth in more detail in their charters, are summarized below.
Audit Committee
The Audit Committee represents and assists the Board in fulfilling its oversight responsibility relating to our financial statements and financial reporting process, the qualifications, independence, and performance of our independent auditors, the performance of our internal audit function, legal and regulatory matters, data privacy and security matters, and our compliance policies and procedures. The Board has designated each of Mr. Weeks and Mrs. Nooyi as an Audit Committee Financial Expert, as defined by Securities and Exchange Commission (“SEC”) rules. During the past year, the Audit Committee met with management and reviewed matters that included the Company’s risk assessment and compliance functions, data privacy and security, public policy expenditures, treasury and investment matters, accounting industry issues, the reappointment of our independent auditor, and pending litigation. The Audit Committee annually reviews the Company’s U.S. Political Engagement Policy and Statement and a report on the Company’s public policy expenditures. The Audit Committee also met with the auditors to review the scope and results of the auditor’s annual audit and quarterly reviews of the Company’s financial statements.

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BOARD OF DIRECTORS INFORMATION
Leadership Development and Compensation Committee
The Leadership Development and Compensation Committee evaluates our programs and practices relating to talent and leadership development, reviews and establishes compensation of the Company’s executive officers, oversees management of risks for succession planning and our overall compensation program, including our equity-based compensation plans, and oversees the Company’s strategies and policies related to human capital management, all with a view towards maximizing long-term shareholder value. The Committee may engage compensation consultants but did not do so in 2020. The Committee oversees the Company’s Code of Business Conduct and Ethics with respect to compliance with, and reports pursuant to, the Company’s workplace non-discrimination and anti-harassment policies. Additional information on the Committee’s processes and procedures for considering and determining executive compensation is contained in the “Compensation Discussion and Analysis” section of this Proxy Statement. During the past year, the Leadership Development and Compensation Committee met with management and reviewed matters that included the design, amounts, and effectiveness of the Company’s compensation of senior executives, management succession planning, the Company’s benefit and compensation programs, the Company’s human resources programs, including review of workplace discrimination and harassment reports, worker safety and workplace conditions, and feedback from the Company’s shareholder engagement. In addition, the Committee, as well as the full Board, reviewed the Company’s response to the COVID-19 pandemic and the Company’s actions to address and mitigate the pandemic’s impact on employees in regularly scheduled calls throughout 2020.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee reviews and assesses the composition and compensation of the Board, assists in identifying potential new candidates for director, recommends candidates for election as director, and oversees the Company’s environmental, social, and corporate governance policies and initiatives. The Nominating and Corporate Governance Committee also recommends to the Board compensation for newly elected directors and reviews director compensation as necessary. During the past year, the Nominating and Corporate Governance Committee met with management and reviewed matters that included the Board’s composition, diversity, and skills in the context of identifying and evaluating new director candidates to join the Board, the Board’s recruitment and self-evaluation processes, Board compensation, Board Committee membership and qualifications, consideration of the Company’s policies and initiatives regarding the environment and sustainability, corporate social responsibility, and corporate governance, and feedback from the Company’s shareholder engagement on the foregoing matters.
Director Nominations
The Nominating and Corporate Governance Committee considers candidates for director who are recommended by its members, by other Board members, by shareholders, and by management, as well as those identified by a third-party search firm retained to assist in identifying and evaluating possible candidates. Gen. Alexander was initially recommended to the Nominating and Corporate Governance Committee by a third-party search firm pursuant to a director recruitment process conducted in 2019 and 2020, and the search firm included women and individuals from underrepresented racial/ethnic groups in its pool of candidates. The Nominating and Corporate Governance Committee evaluates director candidates recommended by shareholders in the same way that it evaluates candidates recommended by its members, other members of the Board, or other persons, as described above under “Director Nominee Tenure, Skills, and Characteristics.” Shareholders wishing to submit recommendations for director candidates for consideration by the Nominating and Corporate Governance Committee must provide the following information in writing to the attention of the Secretary of Amazon.com, Inc. by certified or registered mail:
•
the name, address, and biography of the candidate, and an indication of whether the candidate has expressed a willingness to serve;

•
the name, address, and phone number of the shareholder or group of shareholders making the recommendation; and

•
the number of shares of common stock beneficially owned by the shareholder or group of shareholders making the recommendation, the length of time held, and to the extent any shareholder is not a registered holder of such securities, proof of such ownership.

BOARD OF DIRECTORS INFORMATION
To be considered by the Nominating and Corporate Governance Committee for the 2022 Annual Meeting of Shareholders, a director candidate recommendation must be received by the Secretary of Amazon.com, Inc. by December 16, 2021.
Our Bylaws provide a proxy access right for shareholders, pursuant to which a shareholder, or group of up to 20 shareholders, may include director nominees (representing up to 20% of the number of directors in office) in our proxy materials for annual meetings of our shareholders. To be eligible to utilize these proxy access provisions, the shareholder or group must have owned at least 3% of the aggregate of the issued and outstanding shares of our common stock continuously for at least the prior three years and must satisfy the additional eligibility, procedural, and disclosure requirements set forth in our Bylaws.
Compensation of Directors
Our directors do not receive cash compensation for their services as directors or as members of committees of the Board, but we pay reasonable expenses incurred for attending meetings. At the discretion of the Board, directors are eligible to receive stock-based awards under the 1997 Stock Incentive Plan (the “1997 Plan”). Similar to compensation for our employees, the compensation for our Board members is aligned with long-term value creation because it consists solely of restricted stock unit awards that have three-year vesting periods. Likewise, because our compensation program is designed to promote long-term performance and operate over a period of years, directors typically do not receive stock-based awards every year, and instead have in the past received awards only once every three years. Our Board members’ compensation will be negatively impacted if our stock price declines and will be favorably impacted if the stock performs beyond the initial stock price at grant date. By not accepting cash compensation, only restricted stock unit awards, the Board sets a tone at the top that compensation should be based on long-term value creation.
Based on the Nominating and Corporate Governance Committee’s recommendation, the Board approved restricted stock unit awards for: (1) 288 shares to Ms. McGrath on September 9, 2020, vesting in three equal annual installments on August 15, 2021, August 15, 2022, and August 15, 2023; (2) 288 shares to Gen. Alexander on September 9, 2020, vesting in three equal annual installments on November 15, 2021, November 15, 2022, and November 15, 2023; and (3) 294 shares to Ms. Gorelick on November 4, 2020, vesting in three equal annual installments on February 15, 2022, February 15, 2023, and February 15, 2024. The September 2020 and November 2020 awards were designed to provide approximately $313,000 in compensation annually, in each case based on an assumed value of the restricted stock units vesting in each year, which compensation represents the 50th percentile for annual director compensation among a group of peer companies. When determining the amount and vesting schedule for directors’ restricted stock unit awards, the Nominating and Corporate Governance Committee and Board have not varied awards based on specific committee service.
Each grant compensates for future performance, and no portion of a restricted stock unit award vests until the year after it is granted. If a director leaves the Board prior to a vest date for any reason, he or she will forfeit all or any portion of the restricted stock unit award that has not previously vested.

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BOARD OF DIRECTORS INFORMATION
The following table sets forth for the year ended December 31, 2020 all compensation reportable for directors who served during 2020, as determined by SEC rules.
Director Compensation for 2020
Name	Stock Awards(1)
Jeffrey P. Bezos(2)	$—
Keith B. Alexander(3)	934,297
Rosalind G. Brewer(4)	—
Jamie S. Gorelick(5)	938,533
Daniel P. Huttenlocher(6)	—
Judith A. McGrath(7)	934,297
Indra K. Nooyi(8)	—
Jonathan J. Rubinstein(6)	—
Thomas O. Ryder(6)	—
Patricia Q. Stonesifer(6)	—
Wendell P. Weeks(4)	—

(1)
Stock awards are reported at aggregate grant date fair value as determined under applicable accounting standards. The grant date fair value for restricted stock units as reported in the table above is determined based on the number of shares granted multiplied by the average of the high and the low trading price of common stock of the Company on the grant date, without regard to the fact that the grants vest over a number of years. See Note 1, “Description of Business, Accounting Policies, and Supplemental Disclosures—Stock-Based Compensation,” in Item 8, “Financial Statements and Supplementary Data,” in our 2020 Annual Report on Form 10-K.

(2)
Mr. Bezos does not receive any compensation for his services as a director in addition to his compensation as Chief Executive Officer.

(3)
Gen. Alexander held 288 unvested restricted stock units as of December 31, 2020.

(4)
Ms. Brewer and Mr. Weeks each held 380 unvested restricted stock units as of December 31, 2020. Ms. Brewer’s 190 unvested restricted stock units remaining as of February 16, 2021 were cancelled as of such date when she ceased to serve as a director.

(5)
Ms. Gorelick held 501 unvested restricted stock units as of December 31, 2020.

(6)
Ms. Stonesifer and Messrs. Huttenlocher, Rubinstein, and Ryder each held 344 unvested restricted stock units as of December 31, 2020.

(7)
Ms. McGrath held 288 unvested restricted stock units as of December 31, 2020.

(8)
Mrs. Nooyi held 366 unvested restricted stock units as of December 31, 2020.

ITEM 2—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

Under the rules and regulations of the SEC and Nasdaq, the Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent auditors. In addition, the Audit Committee considers the independence of our independent auditors and participates in the selection of the independent auditor’s lead engagement partner. The Audit Committee has appointed, and, as a matter of good corporate governance, is requesting ratification by the shareholders of the appointment of, the registered public accounting firm of Ernst & Young LLP (“E&Y”) to serve as independent auditors for the fiscal year ending December 31, 2021. E&Y has served as our independent auditor since 1996. The Audit Committee considered a number of factors in determining whether to re-engage E&Y as the Company’s independent registered public accounting firm, including the length of time the firm has served in this role, the firm’s professional qualifications and resources, the firm’s past performance, and the firm’s capabilities in handling the breadth and complexity of our business, as well as the potential impact of changing independent auditors.
The Board of Directors and the Audit Committee believe that the continued retention of E&Y as the Company’s independent auditor is in the best interests of the Company and its shareholders. If shareholders do not ratify the selection of E&Y, the Audit Committee will evaluate the shareholder vote when considering the selection of a registered public accounting firm for the audit engagement for the 2022 fiscal year. In addition, if shareholders ratify the selection of E&Y as independent auditors, the Audit Committee may nevertheless periodically request proposals from the major registered public accounting firms and as a result of such process may select E&Y or another registered public accounting firm as our independent auditors.
The Board of Directors recommends a vote “FOR” ratification of the appointment of E&Y as our independent auditors for the fiscal year ending December 31, 2021.

AUDITORS
Representatives of E&Y are expected to participate in the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions from shareholders.
Fee Information
Audit Fees
Audit fees include the aggregate fees for the audit of our annual consolidated financial statements and internal controls, and the reviews of each of the quarterly consolidated financial statements included in our Forms 10-Q. These fees also include statutory and other audit work performed with respect to certain of our subsidiaries. The aggregate audit fees billed and expected to be billed by E&Y for the fiscal year ended December 31, 2020 were $26,608,000. The aggregate audit fees we were billed by E&Y for the fiscal year ended December 31, 2019 were $22,486,000.
Audit-Related Fees
Audit-related fees include accounting advisory services related to the accounting treatment of transactions or events, including acquisitions, and to the adoption of new accounting standards, as well as additional procedures related to accounting records performed to comply with regulatory reporting requirements and to provide certain attest reports. The aggregate audit-related fees billed and expected to be billed by E&Y for services rendered during the fiscal year ended December 31,

2021 Proxy Statement       19

AUDITORS
2020 were $4,200,000. The aggregate audit-related fees we were billed by E&Y for services rendered during the fiscal year ended December 31, 2019 were $2,966,000.
Tax Fees
Tax fees were for tax compliance services and assistance with federal and provincial tax-related matters for certain international entities. The aggregate tax fees billed and expected to be billed by E&Y for services rendered during the fiscal year ended December 31, 2020 were $0. The aggregate tax fees we were billed by E&Y for services rendered during the fiscal year ended December 31, 2019 were $0.
All Other Fees
All other fees were for advisory services related to compliance with regulatory reporting requirements. The aggregate other fees billed and expected to be billed by E&Y for services rendered during the fiscal year ended December 31, 2020 were $95,000. The aggregate other fees we were billed by E&Y for services rendered during the fiscal year ended December 31, 2019 were $181,000.
Pre-Approval Policies and Procedures
All of the fees described above were approved by the Audit Committee. The Audit Committee is responsible for overseeing the audit fee negotiations associated with the retention of E&Y to perform the audit of our annual consolidated financial statements and internal controls. The Audit Committee has adopted a pre-approval policy under which the Audit Committee approves in advance all audit and non-audit services to be performed by our independent auditors. As part of its pre-approval policy, the Audit Committee considers whether the provision of any proposed non-audit services is consistent with the SEC’s rules on auditor independence. In accordance with the pre-approval policy, the Audit Committee has pre-approved certain specified audit and non-audit services to be provided by E&Y if they are initiated within 18 months after the date of the pre-approval (or within such other period from the date of pre-approval as may be provided). If there are any additional services to be provided, a request for pre-approval must be submitted by management to the Audit Committee for its consideration under the policy. Finally, in accordance with the pre-approval policy, the Audit Committee has delegated pre-approval authority to each of its members. Any member who exercises this authority must report any pre-approval decisions to the Audit Committee at its next meeting.
Audit Committee Report
The Audit Committee is composed solely of independent directors meeting the applicable requirements of the Nasdaq rules. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements, and for the reporting process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Company’s independent auditors are engaged to audit and report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States and the effectiveness of the Company’s internal control over financial reporting.
In this context, the Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements for the year ended December 31, 2020 (the “Audited Financial Statements”), management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and the independent auditors’ evaluation of the Company’s system of internal control over financial reporting. The Audit Committee has discussed with Ernst & Young LLP, the Company’s independent auditors, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence.

AUDITORS
Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the Securities and Exchange Commission.
The Audit Committee
Keith B. Alexander
Indra K. Nooyi
Thomas O. Ryder
Wendell P. Weeks

2021 Proxy Statement       21

ITEM 3—ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are asking shareholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table, and the related compensation tables and narrative.
As described in the “Compensation Discussion and Analysis” section of this Proxy Statement, the Leadership Development and Compensation Committee has structured our executive compensation program to tie total compensation to long-term performance that supports shareholder value, as reflected primarily in our stock price.
We believe our compensation philosophy has served our employees and shareholders well, since as of the end of 2020, our stock price had increased approximately 20,828% over twenty years (a compound annual growth rate of 31%), 1,709% over ten years, 382% over five years, and 178% over three years. In addition, in 2020, as part of our corporate governance engagement with our shareholders, including both large and small investors, we met with corporate governance representatives at shareholders owning over 35% of our stock (excluding the approximately 14% voted by our founder and Chief Executive Officer). During the course of these meetings, investors indicated that they understand and appreciate the long-term, owner-oriented nature and size of our stock awards. In general, shareholders expressed no concerns with the manner in which our executive compensation program operates.
We urge shareholders to read the “Compensation Discussion and Analysis,” as well as the Summary Compensation Table and related compensation tables and narrative, which provide detailed information on the compensation of our named executive officers. The Leadership Development and Compensation Committee and the Board believe that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our named executive officers has supported and contributed to our success.
This item is being presented pursuant to Section 14A of the Securities Exchange Act of 1934, as amended. After the 2021 Annual Meeting, our next advisory vote on executive compensation will occur at our 2022 Annual Meeting of Shareholders. Although this advisory vote is not binding, the Leadership Development and Compensation Committee will consider the voting results when evaluating our executive compensation program.
The Board of Directors recommends a vote “FOR” approval, on an advisory basis, of our executive compensation as described in this Proxy Statement.

SHAREHOLDER PROPOSALS
We believe that effective corporate governance includes year-round engagement with our shareholders and other stakeholders. We meet regularly with both large and small investors to discuss business strategy, performance, compensation philosophy, corporate governance, and environmental and social topics. This direct engagement helps us better understand our shareholders’ priorities, perspectives, and issues of concern, while giving us an opportunity to elaborate on our many initiatives and practices and to address the extent to which various aspects of these matters are (or are not) significant given the scope and nature of our operations and our existing practices. We take insights from this feedback into consideration and regularly share them with our Board as we review and evolve our practices and disclosures.
Items 4 through 14 are shareholder proposals that will be voted on at the Annual Meeting only if properly presented by or on behalf of the shareholder proponent. Some of these proposals contain assertions that we believe are incorrect, and we have not attempted to refute all of the inaccuracies.
This year, certain of the shareholder proposals relate to environmental, sustainability, social, or governance issues, often requesting that we prepare a report, adopt a policy, or take some other particular action. In many cases, we already support some of the initiatives or share the concerns addressed in such proposals, and we often already have taken actions that we believe address the underlying concerns of a proposal or that report on those aspects of a matter that are most relevant to us, but we may disagree with how the proposal seeks to prescribe the manner in which we approach or report on the issue.
For example, the following are some of Amazon’s goals and initiatives highlighted on our website and in our sustainability report titled “All In: Staying the Course on Our Commitment to Sustainability”:
•
The Climate Pledge. With our co-founder Global Optimism, in 2019 we announced The Climate Pledge, a commitment to be net-zero carbon across our business by 2040, a decade ahead of the Paris Agreement’s goal of 2050. We are proud that more than 50 companies have joined The Climate Pledge. As part of this commitment, we publish our carbon footprint and calculation methodology and announced in 2020 that we have joined the Science Based Target Initiative.

•
Renewable Energy. In 2020, we announced that we are on a path to powering our operations with 100% renewable energy by 2025—five years ahead of our original target of 2030. We also published details about how we calculate our renewable energy use.

•
Shipment Zero. Shipment Zero is our vision to make all Amazon shipments net-zero carbon, with a goal of delivering 50% of shipments with net-zero carbon by 2030. Shipment Zero means that the various parts of our fulfillment operations to deliver a customer’s shipment are net-zero carbon—from the fulfillment center, to the packaging materials, to the mode of transportation that gets the package to the customer’s door.

•
Electric Vehicles. In 2019, we announced the order of 100,000 new electric delivery vehicles from U.S. electric vehicle manufacturer Rivian. We plan to have 10,000 of these vehicles on the road as early as 2022 and all 100,000 vehicles on the road by 2030.

•
Sustainable Packaging. We created our Frustration-Free Packaging program to encourage manufacturers to package their products in easy-to-open, 100% recyclable packaging, and since 2015, we have eliminated more than one million tons of packaging material.

•
Right Now Climate Fund. We established the Right Now Climate Fund, a $100 million fund to remove or avoid carbon emissions by restoring and conserving forests, wetlands, and grasslands around the world.

•
The Climate Pledge Fund. In 2020, we announced The Climate Pledge Fund, with an initial $2 billion in funding, to support the development of technologies and services that decarbonize and help preserve the natural world.

•
The Housing Equity Fund. In 2021, we established the Housing Equity Fund to provide more than $2 billion in below-market loans and grants to preserve and create over 20,000 affordable homes for individuals and families earning moderate to low incomes in our three hometown communities.

•
Global Responsible Sourcing. In 2019, we updated our Supply Chain Standards, published a supplier list and map for our Amazon-branded products, including apparel, consumer electronics, and home goods, provided more public information on how we work with suppliers to build their capacity and remediate issues, and announced our key commitments to a

2021 Proxy Statement       23

SHAREHOLDER PROPOSALS
number of issues, including fair wages, safe workplaces, and women’s empowerment. In 2020, we expanded our supplier map to include additional suppliers, capacity building programs, and product categories.
•
Human Rights. In 2019, we codified our commitment to human rights in our Amazon Global Human Rights Principles and made a public commitment to understand our greatest human rights risks and assess the impact of these issues across our global supply chain and operations. As part of this commitment, in 2020, we launched an assessment of salient human rights risks across the Company, executed our first human rights impact assessment, and expanded human trafficking awareness programs for employees around the world. This information is included in the People section of our sustainability report detailing Amazon’s commitment to our employees, the workers in our supply chains, and the communities in which we operate, and our approach to human rights under the United Nations Guiding Principles Reporting Framework.

•
Human Capital. We continue to support our employees through initiatives focusing on workplace health and safety, including committing $11.5 billion in 2020 on COVID-19-related initiatives to help keep employees safe and to get items to customers; investments in benefits and opportunities; and employee engagement.

•
Diversity, Equity, and Inclusion. We continue to prioritize pay equity and publish details on gender and racial/ethnic group pay statistics. We are investing in internal and external programs to assist diverse leaders to advance into more senior roles. For example, we are one of the initial twelve launch employers participating in the MLT Black Equity at Work Certification Program, which is a clear and comprehensive new standard that requires employers to assess and make meaningful progress toward achieving Black equity internally while supporting Black equity in society. Additionally, in 2020, we set and achieved a goal to double the number of Black directors and vice presidents at the Company, which was accomplished through external hiring as well as internal promotions, and we are committed to doubling representation again in 2021. Our 12 employee-led Affinity Groups, which engage employees across hundreds of chapters around the world, further foster our commitment to diversity, equity, and inclusion.

These ambitious and impactful goals and initiatives build on Amazon’s long-term commitment to sustainability, as well as our commitment to supporting our employees, partners in our supply chain, and our communities. These are just some examples of the sustainability, environmental, social, and human capital initiatives we have underway, as we seek to constantly invent across the Company.
For these reasons, we generally oppose proposals requesting other specific reports, policies, or initiatives as they do not take into account the actions we are already taking or have already reported on to address such issues, the decisions we have made in prioritizing our initiatives, or the unique and evolving nature of our operations. We devote significant time and resources to enhancing transparency about our many sustainability, environmental, social, and human capital initiatives and our progress towards meeting our goals. We encourage you to review our sustainability report titled “All In: Staying the Course on Our Commitment to Sustainability” and website at sustainability.aboutamazon.com, our views on certain issues at www.aboutamazon.com/about-us/our-positions, and other postings on our “About Amazon” website at www.aboutamazon.com.
We will promptly provide each shareholder proponent’s name, address, and, to our knowledge, share ownership upon a shareholder’s oral or written request to the Corporate Secretary of Amazon.com, Inc. at Amazon.com, Inc., 410 Terry Avenue North, Seattle, Washington 98109.

SHAREHOLDER PROPOSALS
ITEM 4—SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CUSTOMER DUE DILIGENCE

Beginning of Shareholder Proposal and Statement of Support:
Resolved, Shareholders request the Board of Directors commission an independent third-party report, at reasonable cost and omitting proprietary information, assessing Amazon’s process for customer due diligence, to determine whether customers’ use of its products or services with surveillance or computer vision capabilities or cloud products contributes to human rights violations.
Whereas, Amazon’s surveillance and cloud products may exacerbate systemic inequities, compromise oversight, and contribute to mass surveillance. Amazon Web Services (AWS), the top cloud provider with 2019 revenue of $35 billion, serves all U.S. intelligence agencies, and international governments.
In 2019, the UN Special Rapporteur on freedom of opinion and expression recommended “an immediate moratorium on the global sale and transfer of private surveillance technology until rigorous human rights safeguards are put in place.”1
“Know Your Customer” due diligence mitigates clients’ risks and human rights impacts,2 and informs decisions around which business to pursue or avoid. It can reveal whether “the technologies provided by the company will be used to facilitate governmental human or civil rights or civil liberties violations.”3 In 2020, the Department of State offered due diligence guidance for companies on foreign sales of “products or services that have surveillance capabilities,” including to consider if “the end-user will likely misuse the product or service to carry out human rights violations.”4
Inadequate due diligence around surveillance and cloud products presents material privacy and data security risks. Negative perceptions about Amazon’s ties to U.S. government surveillance may impact competitiveness with other governments.
Amazon’s surveillance technologies perpetuate human rights impacts, including systemic racism, even if used according to Amazon’s guidelines:
•
Amazon’s work with U.S. Immigration and Customs Enforcement (ICE) and Palantir drew employee and customer protests over ICE’s human rights abuses.

•
Ring’s 1,600 police partnerships threaten civil rights and civil liberties, and may threaten sales.5 Police disproportionately seek surveillance footage from Black and brown communities. Lawmakers have requested information on police partnerships. Civil rights groups asked Congress to investigate Amazon’s “surveillance empire.” 6 Senator Markey’s 2019 Ring investigation found “no oversight/compliance mechanisms” protecting privacy.7

•
Despite content moderation, racist speech is rampant on Ring’s Neighbors application, and users disproportionately labeled people of color as “suspicious.” 8

•
After police murdered George Floyd, Amazon announced a yearlong moratorium on Rekognition sales to police. While it is unclear how this impacted existing customers, Amazon facilitated increased police surveillance: Ring established 280 new police partnerships following Floyd’s killing.9 In 2020, Amazon reported increased police requests for customer data.

•
Amazon lacks systems to effectively monitor customer use of its technologies. AWS’s top executive said: “I don’t think we know the total number of police departments that are using facial recognition technology.”10 Jackson, Mississippi police used Ring footage for real-time surveillance without Amazon’s involvement.11

Despite potential misuse and lack of effective oversight, Amazon continues releasing surveillance products (home drone, vein scanner) with civil liberties concerns.

1
https://www.ohchr.org/EN/Issues/FreedomOpinion/Pages/SR2019ReporttoHRC.aspx

2
https://www.humanrights.dk/sites/humanrights.dk/files/media/document/Phase%204_%20Impact%20prevention%2C%20mitigation%20and
%20remediation_n.pdf

3
https://www.eff.org/deeplinks/2018/07/should-your-company-help-ice-know-your-customer-standards-evaluating-domestic

4
https://www.state.gov/key-topics-bureau-of-democracy-human-rights-and-labor/due-diligence-guidance/

5
https://gizmodo.com/dont-buy-anyone-a-ring-camera-1840070640

6
https://thehill.com/policy/technology/471903-civil-rights-groups-press-for-congressional-investigation-into-amazons

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SHAREHOLDER PROPOSALS
7
https://www.markey.senate.gov/news/press-releases/senator-markey-investigation-into-amazon-ring- doorbell-reveals-egregiously-lax-privacy-
policies-and-civil-rights-protections

8
https://media-alliance.org/2020/11/ringing-alarm-bells/

9
https://mediajustice.org/news/mediajustice-finds-280-new-amazon-police-partnerships-since-george-floyd-killing-launches-campaign-for-black-
brown-and-allied-holiday-shoppers-to-sever-ties-with-online-giant/

10
https://www.youtube.com/watch?v=RVVfJVj5z8s&t=5007s

11
https://www.bbc.com/news/technology-54809228

End of Shareholder Proposal and Statement of Support
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 4

Amazon is committed to the responsible use of our technology products and services, including Amazon Web Services (“AWS”) services, like Amazon Rekognition, and Ring home security products and services. Amazon has continuously taken steps to address illegal and discriminatory use of such technology through customer contractual requirements, policies, practices, and advocacy efforts. In our view, the proponent mischaracterizes our technology and ignores the many concrete steps we have taken to mitigate risks of potential misuse of such technology. The following are key developments and considerations, which are also detailed further below:
1.
Amazon Rekognition is an image analysis service that can analyze objects, people, text, scenes, and activities in images and videos. Contrary to the proponent’s mischaracterization, it is not a surveillance system. Amazon Rekognition allows customers to provide images or video they want to have analyzed or compared, and does not provide images or databases to customers. The service analyzes the customer’s images or video and returns an output (e.g., identifying the presence of an umbrella in an image), including a confidence score indicating how accurate the service believes the output to be (e.g., 67% confidence the image contains an umbrella). Common use cases include online content moderation and detecting text and objects in images to organize photos.

2.
Amazon understands the capability of facial recognition technology to solve complex problems that benefit society, as well as the risks if the technology were to be misused. We have urged governments and lawmakers to regulate use of technology to ensure it is used appropriately and have proposed guidelines for effective regulatory frameworks and guardrails that protect individual civil liberties and ensure that governments are transparent in their use. In addition to these policy efforts, we have contractual restrictions that prohibit the use of Amazon Rekognition for anything illegal, harmful, fraudulent, infringing, or offensive, as well as specific guidance and requirements regarding public disclosure, training, and other safeguards. We also announced a one-year moratorium on police use of Amazon’s facial recognition technology to give lawmakers time to implement appropriate rules.

3.
AWS has internal mechanisms to address issues related to responsible use of Amazon Rekognition’s face comparison features. For example, we have science and technical experts that help design, test, and audit our services for fairness and accuracy and to mitigate potential bias, and we dedicate significant resources to ensuring that our technology is accurate. We also have cross-functional experts from engineering, science, product, legal, and policy backgrounds that establish processes and procedures to drive responsible use of AWS’s artificial intelligence and machine learning (AI/ML) services, including Amazon Rekognition, and we have reviewed and turned down potential customers that would violate our Acceptable Use Policy. We also have a mechanism to allow third parties to report potential abuses of the technology, and in the four-plus years AWS has been offering Amazon Rekognition, we have not received a single report of use in the harmful manner posited in the proposal.

4.
Ring limits potential misuse of its products and services in numerous ways, including designing its Neighbors App to allow users to choose whether and what to share, enforcing strict limitations on a public safety agency’s use of Neighbors to ask users for video recordings, and requiring users to abide by community guidelines that prohibit racial profiling, hate speech, and other forms of discrimination.

When used properly and responsibly, the technology products and services offered by Amazon provide material benefits to society and the communities and organizations that use them. For example, since being introduced in 2016, non-profit, advocacy, and government groups have used Amazon Rekognition’s facial recognition capabilities to protect human rights,

SHAREHOLDER PROPOSALS
including tracking and stopping child exploitation and rescuing victims of human trafficking, as well as locating hundreds of missing children. It has also been used to build educational apps, enhance security through multi-factor authentication, identify suggestive or explicit website content in order to block or remove those images, and provide identity verification as part of mobile banking services for underbanked individuals in emerging geographies, among numerous other examples. Similarly, Ring strives to fulfill its mission to help make neighborhoods safer by assisting community members in sharing important safety information and connecting with each other, as well as helping reunite families with their missing loved ones.
Amazon Rekognition
We understand the risks associated with potential misuse of facial recognition technology and, in connection with extensive discussions with customers, researchers, academics, policymakers, and civil society groups, we have taken the following actions to review and address concerns around potential misuse:
•
Implemented Police Moratorium. On June 10, 2020, AWS implemented a one-year moratorium on use of Amazon Rekognition’s face comparison feature by police departments in connection with criminal investigations. We believe this moratorium will give governments time to implement appropriate rules, and we stand ready to help with any such initiatives. Since this announcement, several United States state and local jurisdictions have introduced, debated, and implemented such laws, and we anticipate additional activity and progress in this area. We support the calls for an appropriate national legislative framework that protects individual civil rights and ensures that governments are transparent in their use of facial recognition technology, and have provided guidance to those thinking about these issues.1

•
Enhanced Legal Terms. All customers using Amazon Rekognition must comply with the relevant AWS legal terms. In early 2020, prior to our implementation of the moratorium on police use, we spent significant resources and consulted with law enforcement customers, civil society groups, and other stakeholders to perform an extensive review of and update to our legal terms to require certain disclosures and practices around law enforcement use cases. For example, if a law enforcement agency uses Amazon Rekognition in connection with criminal investigations, AWS legal terms require it to publicly disclose its use of facial recognition systems, summarize the safeguards in place to prevent violations of civil liberties or equivalent human rights, and make the disclosure easily accessible; we also direct customers to resources made available by the U.S. Federal Bureau of Investigation and Department of Justice in this area.2 In addition, if Amazon Rekognition is used to assist in identifying a person, and actions will be taken based on the identification that could impact that person’s civil liberties or equivalent human rights, AWS legal terms require the decision to take action to be made by an appropriately trained person based on their independent examination of the identification evidence, and the agency to ensure that such personnel receive appropriate training on the responsible use of facial recognition systems.3 We believe this framework strikes a balance between the benefits and risks of use of facial recognition by law enforcement and helps address concerns around potential misuse.

•
Actively Engage in Policy Discussions. Amazon believes that facial recognition technology should not be banned or condemned simply because there is a potential that people may misuse it. Many technologies, like cell phones or cameras, could also be misused. Instead, as we have made clear in our statement of positions, “we think that governments and lawmakers should act to regulate the use of this technology to ensure it’s used appropriately, and we have proposed guidelines for effective regulatory frameworks and guardrails that protect individual civil rights and ensures that governments are transparent in their application of the technology.”4 In addition to our implementation of the moratorium on police use, AWS continues to engage with a large number of diverse stakeholders on these issues, including civil society groups, academia, policymakers, and law enforcement officials.

•
Require Customer Agreement to Acceptable Use Policy. As a condition to using Amazon Rekognition and every other AWS service, a customer (including government or law enforcement customer) must accept the AWS Acceptable Use Policy (the “AUP”), which prohibits use of AWS’s services “for any illegal, harmful, fraudulent, infringing or offensive use,” including “[a]ny activities that are illegal, that violate the rights of others, or that may be harmful to others, our operations or

1
Available at https://aws.amazon.com/blogs/machine-learning/some-thoughts-on-facial-recognition-legislation/.

2
See https://aws.amazon.com/service-terms/ (Section 50.8.4). This term directs customers to example FBI statements, FBI privacy assessments, and the Facial Recognition Policy Development Template published by the U.S Department of Justice’s Bureau of Justice Assistance; see also
https://www.fbi.gov/news/testimony/facial-recognition-technology-ensuring-transparency-in-government-use;
https://www.fbi.gov/services/information-management/foipa/privacy-impact-assessments/facial-analysis-comparison-and-evaluation-face-services-unit;
https://bja.ojp.gov/sites/g/files/xyckuh186/files/Publications/Face-Recognition-Policy-Development-Template-508-compliant.pdf.

3
See https://aws.amazon.com/service-terms/.

4
Available at https://www.aboutamazon.com/about-us/our-positions and https://aws.amazon.com/blogs/machine-learning/some-thoughts-on-facial-recognition-legislation/.

2021 Proxy Statement       27

SHAREHOLDER PROPOSALS
reputation.”5 This includes the violation of any laws related to privacy, discrimination, and civil rights. AWS will suspend or terminate access to Amazon Rekognition if we determine a customer is violating our AUP or the updated terms mentioned above.
•
Provide Reporting Mechanisms. AWS provides a website and e-mail address where any person can report suspected abuse, and AWS employs trained staff that review every report that is received. In the more than four years AWS has been offering Amazon Rekognition, AWS has not received a single report of Amazon Rekognition being used in the harmful manner posited in the proposal.

•
Dedicate Significant Resources to Machine Learning Accuracy and Bias Mitigation. AWS dedicates significant resources to testing, auditing, and improving its technology so that it is constantly learning and improving accuracy, including providing diverse perspectives on its technology development teams, using training data sets that reflect gender, racial, ethnic, religious, and cultural diversity, and incorporating feedback from third parties. We have science and technical experts who help promote fairness by design in our products and services, including helping to design, test, and audit our services for fairness and accuracy and to mitigate potential bias, and who publish academic papers and provide thought leadership in this area.6 AWS also recently announced the availability of new capabilities that help customers detect bias in ML models and increase transparency by helping explain model behavior to stakeholders and customers.7 We continue to invest heavily in this area and work closely with customers and other stakeholders on addressing these important issues.

•
Provide Customer Guidance on Best Practices and Acceptable Use. AWS provides guidance to customers on best practices for utilizing and analyzing the results from using facial recognition technology. For example, in line with the enhancements to the AWS legal terms described above, AWS recommends that in public safety use cases: a 99% or higher confidence threshold be used to reduce errors and false positives; human reviewers verify the system’s results; and decisions not be made based on the system output without additional human review. AWS also recommends customers be transparent about the use of face detection and comparison systems in such use cases, including, wherever possible, informing end users and subjects about the use of these systems, obtaining consent for that use, and providing a mechanism for end users and subjects to provide feedback to improve the system.8 As noted above, we have cross-functional experts from engineering, science, product, legal, and policy backgrounds who establish processes and procedures to drive responsible use of AWS’s AI/ML services, including Amazon Rekognition. When we are approached by customers with potential use cases that may implicate our AUP, these experts analyze the proposed use case and we have turned down customers whose proposed uses would violate our AUP.

•
Support Standardized Testing Methodologies and Benchmarks. We believe it is important that there be standardized testing methodologies and benchmarks for cloud-based facial recognition technologies. AWS encourages and supports the development of independent standards by entities like the National Institute of Standards and Technology (NIST) and other independent and recognized research organizations and standards bodies to develop tests that support cloud-based facial recognition software. We are engaging with NIST and other stakeholders to offer our direct assistance towards this effort. We also support efforts by members of the academic community to establish independent and trusted criteria, benchmarks, and evaluation protocols around facial recognition services.

Ring
We have taken the following actions, among others, to limit potential misuse of Ring products and services:
•
Allow Users to Choose What to Share. The Neighbors App by Ring is a free application designed to help community members connect with each other and the public safety agencies that serve them to share important safety information and stay informed about their communities. Ring designed Neighbors to protect user privacy and to keep users in control of what information, if any, they want to share. Users can choose to upload videos, photos, or text-based posts to Neighbors to publicly share crime and safety-related information with their communities. They can also choose not to do that. With Neighbors, public safety agencies can only view publicly available content on Neighbors or videos that a user explicitly and voluntarily chooses to share with a public safety agency. In particular, users choose whether to share videos or other information if local public safety agencies ask the community for assistance with an active case, and can opt out of receiving these notifications. Public safety agencies are also not able to see how many Ring users received a notification, who declined to share, or which users opted-out of receiving these notifications. Police and other public safety officials do

5
Available at https://aws.amazon.com/aup/.

6
Available at https://arxiv.org/abs/2007.06570 and https://www.youtube.com/watch?v=JCGUYFe6P2k.

7
Available at https://aws.amazon.com/sagemaker/clarify/.

8
Available at https://docs.aws.amazon.com/rekognition/latest/dg/rekognition-dg.pdf.

SHAREHOLDER PROPOSALS
not have access to users’ devices, device locations, video recordings, or personal information when using Neighbors unless a user chooses to share. Ring also never provides police and other public safety officials access to device livestreams.
•
Provide Added Resources and Updates to Neighbors. In 2020, Ring implemented several enhancements to Neighbors. Ring began allowing fire departments to join Neighbors and added a Community Resources section to the App. The Community Resources section provides users one place to access relevant health and safety resources, such as those related to homelessness, mental health, crisis intervention, victim support, animal support, and conflict resolution. Ring also eliminated the “Suspicious” and “Stranger” categories from Neighbors to encourage users to move away from describing people to describing activities. In addition, while users have had the ability to opt out of receiving notifications when local public safety agencies request assistance with an investigation, Ring added the ability for users to disable the Neighbors feature from appearing in the Ring App.

•
Enforce Strict Limitations on Requests for Video Recordings. Ring also imposes strict limitations on public safety agencies when they ask the community for assistance in an active investigation. For example, Ring’s policy expressly prohibits agencies from making a video request for lawful activities, such as protests, and the agencies must provide an active case or incident number related to a specific crime or safety incident before a video request can be shared with Ring users in the area. Additional safeguards include: restricting local public safety agencies to only asking for videos recorded during a specified 12 hour period, such as noon to midnight, in a given day; requiring a minimum 0.025 square mile and maximum 0.5 square mile geographic region each time a public safety official asks for assistance to avoid targeting specific residents or broad geographic requests; prohibiting public safety officials from asking for video recordings more than 45 days after the incident under investigation took place; and requiring that public safety officials submit their request for assistance individually, not “batched.” Ring moderates every video request notification submitted before sharing the notification with Ring users to make sure it follows our guidelines, and Ring does not allow for open requests for footage. Further, in order to promote transparency, Ring discloses the number of such video request notifications sent per agency within the last calendar quarter.9

•
Require Customer Agreement to Community Guidelines. Ring is committed to upholding a standard of trust and civility and does not tolerate racial profiling, hate speech, and other forms of profiling or prejudice on Neighbors. Ring requires all Neighbors users to agree to strict community guidelines, which prohibit racial profiling, hate speech, and other forms of discrimination. To monitor compliance with these standards, Ring also invests heavily in manual and automated content moderation. Ring has a dedicated group of team members, who are trained regarding critical and timely issues, proactively moderating Neighbors content and working to remove prohibited content prior to posting publicly, 24 hours a day, seven days a week. When posts are denied, an email is sent to the Neighbors user who submitted the post to inform them why, reinforcing our guidelines and helping users make responsible decisions. In addition, Neighbors users can flag incorrect or inappropriate content directly in the App. The moderation team will remove the flagged content if they determine that the content violates community guidelines.

•
Deliver on Privacy and Security Commitment. Ring continues to innovate and identify new ways to help uphold customer privacy and security and give users even more control over their devices and personal information. Ring launched Control Center in early 2020, a feature in the Ring app that lets users manage important privacy and security settings from one simple, easy-to-use dashboard.

Finally, it is not true that our Board lacks oversight in this area. Our Board has reviewed Amazon Rekognition, along with many other programs, as part of numerous AWS business reviews, and has also reviewed Ring in several of its meetings since our acquisition of Ring. In addition, our Nominating and Corporate Governance Committee has provided oversight on behalf of the Board over the human rights aspects of Amazon’s Rekognition technology and Ring, as well as our other technologies, and has specifically reviewed Amazon Rekognition’s facial recognition capabilities and Ring in 2020. Under its charter, the Nominating and Corporate Governance Committee, which is comprised of directors with experience in emerging technologies and public policy, is given responsibility for overseeing and monitoring the Company’s policies and initiatives relating to corporate social responsibility, including human rights and ethical business practices, and risks related to the Company’s operations and engagement with customers, suppliers, and communities.
The proposal requests that the Company prepare a report about Amazon’s process for customer due diligence to determine whether customers’ use of our products or services with surveillance or computer vision capabilities or cloud products contributes to human rights violations. Conversations around responsible development and use of AI/ML systems are happening around the world among government, industry, academia, and other groups. Amazon is an active participant

9
See https://support.ring.com/hc/en-us/articles/360035402811-Active-Agency-Map.

2021 Proxy Statement       29

SHAREHOLDER PROPOSALS
and contributor to these conversations, and Amazon teams and subject matter experts are helping lead the industry on these very issues. As demonstrated above, we have conscientiously acted to review and address the concerns expressed in the proposal and transparently provided information regarding our actions to the public. In light of our commitment to customer trust, privacy, and security; the material benefits to both society and organizations of Amazon’s technology products and services; and our ongoing transparency and efforts to address potential misuse of those products and services, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting a report on customer due diligence.

ITEM 5—SHAREHOLDER PROPOSAL REQUESTING A MANDATORY INDEPENDENT BOARD CHAIR POLICY

Beginning of Shareholder Proposal and Statement of Support:
RESOLVED: Shareholders of Amazon.com Inc (“Amazon” or the “Company”) urge the Board of Directors (the “Board”) to adopt a policy to require that the Chair of the Board shall be an independent director who has not previously served as an executive officer of the Company.
This policy should be implemented so as not to violate any contractual obligations, with amendments to the Company’s governing documents as needed. The policy should also specify the process for selecting a new independent Chair if the current Chair ceases to be independent between annual meetings of shareholders. Compliance with the policy may be excused if no independent director is available and willing to be Chair.
SUPPORTING STATEMENT
Amazon’s Chief Executive Officer (CEO) Jeff Bezos also serves as Board Chair. We believe the combination of these two roles in a single person weakens a corporation’s governance, which can harm shareholder value. The Board’s oversight of management can be diminished when the Chair is not an independent director.
According to Institutional Shareholder Services, “the past decade has witnessed a significant rise in the number of companies with independent Chairs and a corresponding decline in the prevalence of combined CEO-Chairs.”i In 2019, 34 percent of S&P 500 companies had an independent Chair, up from 31 percent in the previous year and 16 percent in 2009.ii
According to Glass Lewis, “shareholders are better served when the board is led by an independent chairman who we believe is better able to oversee the executives of the Company and set a pro-shareholder agenda without the management conflicts that exists when a CEO or other executive also serves as chairman.”iii
An independent Chair will be particularly useful at Amazon to provide more robust oversight of risk, including on environmental, social, and governance issues. An independent Chair will strengthen the ability of the Board to provide objective feedback to the CEO and enhance management accountability.
Amazon has faced increasing criticism over its relationships with key constituencies, such as small businesses,iv workers,v and communities in which it operates.vi Amazon has also been criticized regarding workplace safety practices related to COVID-19vii and warehouse injuries.viii The Company’s surveillance technology has provoked concerns.ix The Company has also been criticized regarding genderx and racialxi diversity.
These controversies and operating challenges may have resulted from Amazon’s rapid growth, but they threaten to damage our Company’s corporate reputation and financial performance. An independent Chair would more likely result in improved policies and practices to mitigate these business risks.

i
https://www.issgovernance.com/library/independent-board-leadership-matters/

ii
https://www.spencerstuart.com/-/media/2019/ssbi-2019/us_board_index_2019.pdf

iii
https://www.glasslewis.com/wp-content/uploads/2016/03/2016-In-Depth-Report-INDEPENDENT-BOARD-CHAIRMAN.pdf

iv
https://www.yalelawjournal.org/note/amazons-antitrust-paradox; https://ilsr.org/amazons_tollbooth/

SHAREHOLDER PROPOSALS
v
https://www.vice.com/en/article/5dp3yn/amazon-leaked-reports-expose-spying-warehouse-workers-labor-union-environmental-groups-social-
movements; https://www.vox.com/recode/2020/10/6/21502639/amazon-union-busting-tracking-memo-spoc

vi
https://www.nytimes.com/2019/02/14/opinion/amazon-hq2-new-york.html; https://www.theatlantic.com/business/archive/2018/02/amazon-warehouses-poor-cities/552020/

vii
https://www.nytimes.com/2020/05/07/technology/amazon-coronavirus-whistleblowers.html

viii
https://www.revealnews.org/article/how-amazon-hid-its-safety-crisis/

ix
https://www.washingtonpost.com/technology/2019/11/19/police-can-keep-ring-camera-video-forever-share-with-whomever-theyd-like-company-
tells-senator/; https://www.nytimes.com/2020/11/27/opinion/amazon-halo-surveillance.html

x
https://www.nytimes.com/2017/10/20/technology/amazon-sexual-harassment.html

xi
https://www.nytimes.com/2020/06/24/technology/amazon-racial-inequality.html

End of Shareholder Proposal and Statement of Support
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 5

The Board is committed to strong, independent leadership of the Board, and believes that its current governance processes, which provide it with flexibility to establish the leadership structure that it determines best supports its operations and the Company at a particular time, are preferable to the rigid and prescriptive approach set forth in this proposal. Currently, the independent directors on the Board have appointed an independent director, Jonathan J. Rubinstein, to serve as lead director in order to promote independent leadership of the Board and address the purported governance concerns listed in the shareholder proposal. The lead director presides over the executive sessions of the independent directors, chairs Board meetings in the Chair’s absence, works with management and the independent directors to approve agendas, schedules, information, and materials for Board meetings, and is available to engage directly with major shareholders where appropriate. In addition, the lead director confers from time to time with the Chair of the Board and the independent directors and reviews, as appropriate, the annual schedule of regular Board meetings and major Board meeting agenda topics. The guidance and direction provided by the lead director reinforce the Board’s independent oversight of management and contribute to communication among members of the Board. The Board believes that this leadership structure improves the Board’s ability to focus on key policy and operational issues and helps us operate in the long-term interests of shareholders, while maintaining a strong, independent perspective.
This proposal, if implemented, would require the Board to immediately remove Mr. Bezos from his position as Chair, rather than allowing the Board to assess the issue from time to time depending on the particular circumstances. The independent directors recently had the opportunity to reconsider the Board leadership structure and functions in connection with the February 2, 2021 announcement that Mr. Bezos plans to transition out of the role of Chief Executive Officer and President. After careful consideration, the Board determined it to be in the best interests of the Company and its shareholders for Mr. Bezos to serve as Executive Chair of the Board after he steps down as Chief Executive Officer and President. This is due in part to Mr. Bezos’ significant ownership stake in Amazon since founding the Company in 1994, which provides a long-term focus that benefits the Board’s decision-making and aligns his interests with those of our other long-term shareholders. In this regard, our stock has significantly outperformed the S&P 500 over the last 3, 5, and 10-year periods. For example, over the last five years, between December 2015 and December 2020, our stock has increased approximately 382% while the S&P 500 has risen approximately 103%. In addition, the role of Executive Chair will provide stability by allowing Mr. Bezos to continue to guide management and promote continued excellence among the management team. For example, in November 2020, the Drucker Institute recognized the effectiveness of our management team by naming Amazon as one of the top five companies in its Management Top 250 ranking, which assesses corporate performance on the following principles: customer satisfaction, employee engagement and development, innovation, social responsibility, and financial strength.10 We are at or near the top of other customer experience and reputation surveys, including ranking in the top three of the Axios Harris Poll 100 eight years running, #2 on the Fortune World’s Most Admired Companies five years running, top five of the Internet Retail category of the American Customer Satisfaction Index for over 20 years running, and #2 on the

10
See https://www.wsj.com/articles/the-best-managed-companies-of-2019and-how-they-got-that-way-11574437229; https://www.drucker.institute/2020-drucker-institute-company-ranking/.

2021 Proxy Statement       31

SHAREHOLDER PROPOSALS
Forbes World’s Best Employers, a survey of workers on satisfaction with their employers’ COVID-19 response, talent development, gender equality, social responsibility, and more.11
In light of the considerations discussed above, we do not believe that an immediate transition to an independent chair would be in the best interests of Amazon or our shareholders. Instead, consistent with our directors’ fiduciary duty to routinely evaluate and determine the most appropriate leadership structure for Amazon and our shareholders, our governing documents provide the Board with the flexibility to determine the optimal leadership structure for Amazon in light of our specific characteristics or circumstances at any given time. This includes the ability to appoint an independent Chair of the Board if and when appropriate. The Board believes that Amazon and our shareholders benefit from this flexibility, and that the directors are best positioned to lead this evaluation given their knowledge of our leadership team, strategic goals, opportunities, and challenges.
The proposal’s assertion that an independent Chair would provide more robust oversight of risk, including on environmental, social, and governance issues, fails to take into account that these issues are already overseen by Board committees consisting solely of independent directors. Specifically, the Leadership Development and Compensation Committee oversees and monitors the Company’s strategies and policies related to human capital management within the Company’s workforce, including with respect to policies on diversity and inclusion, workplace environment and safety, and corporate culture, the Audit Committee oversees legal compliance and controls, policies, and procedures, and the Nominating and Corporate Governance Committee oversees and monitors the Company’s other policies and initiatives relating to corporate social responsibility, including human rights and ethical business practices, and related risks most relevant to the Company’s operations and engagement with customers, suppliers, and communities. Furthermore, the Leadership Development and Compensation Committee’s oversight of human capital management includes review of workplace safety and our response to the COVID-19 pandemic. The Leadership Development and Compensation Committee held seven formal meetings during 2020, and workplace safety and our response to the COVID-19 pandemic has been a significant topic of discussion and oversight at the Leadership Development and Compensation Committee’s meetings since the onset of the pandemic. In addition, in regularly scheduled teleconference discussions, generally on a bi-weekly basis throughout 2020, the full Board was briefed on and reviewed the Company’s response to the COVID-19 pandemic, including the Company’s actions to address and mitigate the pandemic’s impact on employees, reflecting the fact that the COVID-19 pandemic was significant to so many aspects of our operations that the updates should be provided to the entire Board.
Further, in the last few years, the Company has taken a leadership position on many environmental and social issues, including raising our employees’ starting wage in the United States to $15 an hour, co-founding The Climate Pledge, building a first-of-its-kind family shelter (the largest in Washington State) within an Amazon office building in the center of our Puget Sound headquarters which opened in 2020,12 establishing the $2 billion Housing Equity Fund to preserve and create over 20,000 affordable homes,13 making a $700 million commitment to upskill 100,000 employees in the United States in response to the changing American workforce,14 and funding computer science courses for more than 5,000 schools and 550,000 students through the Amazon Future Engineer program.15 In 2020, we committed $11.5 billion on COVID-19-related initiatives to help keep employees safe and to get items to customers, including paying over $2.5 billion in special bonuses and incentives for our teams globally. Amazon has been transparent about our most carefully considered and deeply held positions—including the equitable treatment of Black people, LGBTQ+ rights, immigration reform, federal minimum wage, and more—and published them to provide customers, investors, policymakers, employees, and others our views on important issues.16
We believe that it is important for the Board to continue to determine on a case-by-case basis the most effective leadership structure for us, rather than take a rigid approach to board leadership, as called for by the shareholder proposal. In addition, in reviewing this proposal, the Board took into consideration relevant benchmarking data and concluded that the proposal’s approach is not common practice. For example, as noted in the proposal’s supporting statement, as of 2019, only 34% of

11
See https://www.aboutamazon.com/about-us/awards-recognition.

12
See https://www.aboutamazon.com/news/community/building-a-home-with-heart; https://www.aboutamazon.com/news/community/new-shelter-on-amazons-campus-is-saving-grace-for-marys-place.

13
See https://www.aboutamazon.com/impact/community/housing-equity.

14
See https://www.aboutamazon.com/news/workplace/our-upskilling-2025-programs.

15
See https://www.aboutamazon.com/impact/community/stem-education.

16
See https://www.aboutamazon.com/about-us/our-positions.

SHAREHOLDER PROPOSALS
S&P 500 companies had an independent chair.17 In addition, our existing corporate governance practices reinforce the Board’s alignment with, and accountability to, shareholders. The Board’s committee charters delineate the significant authority and responsibilities of the Board committees, and the Board as well as its committees can retain outside advisors to assist in the performance of their duties. Other current governance practices include annual election of directors, majority voting for each director, proxy access, an annual director evaluation process, shareholders’ right to call special meetings at which they can nominate director candidates or propose other business, shareholders’ ability to submit names of director candidates directly to the Board for consideration, and shareholders’ ability to communicate directly with the Board in the manner described in our Board of Directors Guidelines on Significant Corporate Governance Issues.
For the foregoing reasons, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting a mandatory independent board chair policy.

ITEM 6—SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON GENDER/RACIAL PAY

Beginning of Shareholder Proposal and Statement of Support:
Pay Equity
Whereas: Pay inequity persists across race and gender. Black workers’ hourly median earnings have fallen 3.6 percent since 2000, representing 75.6 percent of white wages. The median income for women working full time in the United States is 80 percent that of men. Intersecting race, African American women make 62 cents, Native women 60 cents, and Latina women 54 cents. At the current rate, women will not reach pay equity until 2059, African American women until 2130, and Latina women until 2224.
Citigroup estimates closing minority and gender wage gaps 20 years ago could have generated 12 trillion dollars in additional income and contributed 0.15 percent to United States GDP per year. PwC estimates closing the gender pay gap could boost Organization for Economic Cooperation and Development (OECD) countries’ economies by 2 trillion dollars annually.
Diversity is linked to superior stock performance and return on equity. Actively managing pay equity is associated with improved representation. Of note, 26.5 percent of Amazon employees are black, but black employees represent only 8.3 percent of leadership. Women account for 43 percent of Amazon’s workforce, but only 28 percent of managers.
Pay gaps are literally defined as the median pay of minorities and women compared to the median pay of non-minorities and men, considered the valid way of measuring gender pay inequity by the United States Census Bureau, Department of Labor, OECD, and International Labor Organization.
Best practice pay equity reporting consists of two parts:
1.
unadjusted median pay gaps, assessing “equal opportunity” to high paying roles,

2.
statistically adjusted gaps, assessing pay between minorities and non-minorities, men and women, performing similar roles—“equal pay for equal work.”

Amazon reports near parity for statistically adjusted gaps but ignores unadjusted median gaps.
The Equal Employment and Opportunity Commission now mandates pay data reporting, across race and gender, as workforce diversity data alone is insufficient to assess pay inequity. The United Kingdom mandates disclosure of median gender pay gaps and is considering mandating race and ethnicity reporting. Amazon reported a one percent median gender base pay gap and a 4.1 percent bonus gap for United Kingdom employees.

17
See Spencer Stuart, 2019 U.S. Spencer Stuart Board Index, available at https://www.spencerstuart.com/-/media/2019/ssbi-2019/us_board_index_2019.pdf.

2021 Proxy Statement       33

SHAREHOLDER PROPOSALS
Resolved: Shareholders request Amazon report on median pay gaps across race and gender, including associated policy, reputational, competitive, and operational risks, and risks related to recruiting and retaining diverse talent. The report should be prepared at reasonable cost, omitting proprietary information, litigation strategy and legal compliance information.
Racial/gender pay gaps are defined as the difference between non-minority and minority/male and female median earnings expressed as a percentage of non-minority/male earnings (Wikipedia/OECD, respectively).
Supporting Statement: An annual report adequate for investors to assess performance could, with board discretion, integrate base, bonus and equity compensation to calculate:
•
percentage median gender pay gap, globally and/or by country, where appropriate

•
percentage median racial/minority/ethnicity pay gap, US and/or by country, where appropriate

End of Shareholder Proposal and Statement of Support
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 6

We believe that people should receive equal pay for equal work, regardless of gender, race, or ethnicity, and we are committed to compensating our employees fairly and equitably. We also are strongly committed to promoting gender and racial diversity and inclusion in our workforce, including among our leadership ranks. In light of the extensive reporting we already provide on our progress and ongoing activities promoting these objectives, as detailed below and reported publicly, we do not believe that the additional report on vaguely-described “median pay gaps across race and gender” requested by this proposal would enhance understanding of or accountability for our diversity efforts.
Amazon already provides extensive statistical reporting on our workforce diversity and pay equity. We annually publish gender and race representation information on our diversity and inclusion website. To provide greater transparency, we have committed to publishing our consolidated 2020 EEO-1 Report. Amazon also annually provides information on compensation by gender and by race/ethnicity. As the proponent acknowledges, our reported gender and racial/ethnic group pay statistics demonstrate that Amazon pays our employees comparably when analyzing the work of people performing the same jobs. When evaluating 2020 compensation in the United States, including base compensation, cash bonuses, and stock, our reported data demonstrates that women earned a dollar for every dollar that men earned performing the same jobs, and racial/ethnic minorities earned 99.2 cents for every dollar that white employees earned performing the same jobs.18
We disagree with this proposal’s unsupported assertion that reporting unadjusted median pay gaps is a “best practice,” and we note that few U.S. companies report on an unadjusted basis. An unadjusted median pay statistic does not account for factors such as cost of living, job function and level, labor force participation rates, country currency, and geography that impact differences in compensation. Furthermore, the unadjusted median pay statistic does not provide the information our managers and leaders need to make hiring, promotion, and retention decisions in a way that drives representation of women and employees from underrepresented racial/ethnic groups in management and leadership roles. We believe that the pay information that we review and disclose publicly each year, which incorporates these differences, provides a more accurate picture of our pay policies and practices. As reflected by our published pay information, we are committed to fairly and equitably compensating our employees. Our compensation policies and practices are designed to provide that employees are compensated in accordance with their job and level, without regard to gender, race, or other protected categories. We monitor implementation of our policies and practices by annually reviewing employee compensation.
We also do not believe that reporting on a number of median pay gaps across race and gender, as requested by this proposal, is a practical or useful approach that would enhance understanding of or accountability for our diversity and inclusion efforts. The nature of racial disparities and discrimination issues, as well as the racial and ethnic composition of underrepresented groups, can vary greatly from region to region, even within the same country. Therefore, a determination as to which demographic groups are, or are not, underrepresented in a given geography may not be possible. Moreover, the laws of some countries prohibit employers from collecting race and ethnicity information from employees, as recognized

18
See https://www.aboutamazon.com/news/workplace/our-workforce-data.

SHAREHOLDER PROPOSALS
by Institutional Shareholder Services (“ISS”) in a recent report.19 The proposal seems to recognize these limitations but does not explain how it would have companies solve them, instead stating only that companies may calculate “percentage median racial/minority/ethnicity pay gap” by “US and/or by country, where appropriate.” While we could provide a patchwork of additional statistics across our workforce, we do not believe it is a useful or productive effort.
We are proud to be an industry leader on pay and benefits. In the United States, Amazon already leads the way in pay with a $15 starting wage and offers competitive benefits to our employees, like comprehensive healthcare and parental leave for both parents (birth parents are eligible for up to 20 weeks of leave and partners up to six). We also know that the American workforce is changing—there is a greater need for technical skills in the workplace than ever before, and a huge opportunity for people with the right skills to move into better paying jobs. In 2019, Amazon announced it will invest $700 million in upskilling training programs designed to provide our employees access to the education and training they need to grow their careers. This initiative will provide 100,000 Amazon employees with access to training programs in high-demand areas like medicine, cloud computing, and machine learning. We are also now offering graduate-school-level training for our employees through Machine Learning University, a program designed to give current Amazon employees the chance to develop expertise in machine learning, growing critical skills in an area of rapidly expanding professional opportunities within Amazon.
We are equally committed to increasing gender and racial diversity, including among our leadership ranks. We believe “[d]iversity and inclusion are good for business—and more fundamentally—simply right,”20 and, as our CEO has stated, “[t]hese are enduring values for us—and nothing will change that.” Our Board is likewise dedicated to promoting diversity, equity, and inclusion at Amazon. The Board’s Leadership Development and Compensation Committee oversees our strategies and policies related to human capital management, including specifically overseeing and monitoring our policies on diversity and inclusion, compensation and benefits, and retention. The Board is also committed to its own diversity. The Nominating and Corporate Governance Committee of the Board includes, and has any search firm that it engages include, women and individuals from underrepresented racial/ethnic groups in the pool from which it selects director candidates. Currently, of our independent directors, four are women, one is from an underrepresented racial/ethnic group, and all three Board committees are chaired by women.
With approximately 1.3 million employees worldwide, we have increased the percentage of women and U.S. employees from underrepresented racial/ethnic groups across our tech and non-tech corporate roles and in manager roles in each of the past three years. In 2020, we set and achieved a goal to double the number of Black directors and vice presidents at Amazon, and we are committed to doubling representation again in 2021. We have also launched Rise, a leadership development program for Black leaders across all businesses. In addition, we are one of the initial twelve launch employers participating in the Management Leadership for Tomorrow Black Equity at Work Certification Program, which is a clear and comprehensive new standard that requires employers to assess and make meaningful progress toward achieving Black equity internally while supporting Black equity in society.21 Moreover, we are continuing to invest in our efforts to bring more women and employees from underrepresented racial/ethnic groups into leadership positions at Amazon. We have hundreds of professionals in a central diversity, equity, and inclusion organization and in teams embedded in our businesses who are devoted full-time to promoting diversity, equity, and inclusion goals, initiatives, and mechanisms. We also have teams in every business and in executive recruiting dedicated to hiring diverse talent, and we participate in events and partnerships with groups like AnitaB.org, GEM Consortium Fellows, AfroTech, Lesbians Who Tech, and the American Indian Science and Engineering Society. We also ran a virtual summit, “Represent the Future,” in October 2020 that centered on Black, Latinx, and Native American talent (students and professional), and we are investing in internal and external programs to assist diverse leaders to advance into more senior roles.
Our commitment to diversity, equity, and inclusion is further fostered by our 12 employee-led Affinity Groups, which engage employees across hundreds of chapters around the world. These include Amazon People with Disabilities, Amazon Women in Engineering, Asians@Amazon, the Black Employee Network, Body Positive Peers, Families@Amazon, Glamazon, Indigenous@Amazon, Latinos@Amazon, Warriors@Amazon, Women@Amazon, and the Women in Finance Initiative. We also host annual and ongoing learning experiences with a diversity, equity, and inclusion focus, including our annual AmazeCon and Conversations on Race and Ethnicity (CORE) conferences. At AmazeCon, our largest global internal conference, Amazonians examine the intersection of gender with race, sexual orientation, disability status, veteran status, and other dimensions of diversity. This conference has included diversity-oriented talks from academics and external leaders on

19
See U.S. Environmental & Social Shareholder Proposals, 2020 Proxy Season Review, ISS, October 20, 2020, at 12, available at https://insights.issgovernance.com/posts/2020-u-s-environmental-social-shareholder-proposals-proxy-season-review/ (subscription required).

20
See https://www.aboutamazon.com/about-us/our-positions.

21
See https://www.mltblackequityatwork.org/.

2021 Proxy Statement       35

SHAREHOLDER PROPOSALS
technology, entrepreneurship, entertainment, and leadership and includes Amazon-specific training programs focused on personal and team development. Our focus on diversity, equity, and inclusion has been independently recognized by the Human Rights Campaign’s Corporate Equality Index; the NAACP Equity, Inclusion, and Empowerment Index; the Disability Equality Index; and the 2019 American Foundation for the Blind Helen Keller Achievement Award. More information about Amazon’s diversity and inclusion efforts and employee demographics is publicly available at https://www.aboutamazon.com/workplace/diversity-inclusion.
We also believe it is critical that we increase opportunities for underrepresented groups to enter the technology workforce. To find the best talent for technical and non-technical roles, we actively partner with academic institutions that reach underrepresented communities. Some examples of our efforts to recruit women globally and individuals from underrepresented racial/ethnic groups in the United States include recruiting from diverse colleges and universities (including Historically Black Colleges and Universities (“HBCUs”), Hispanic Serving Institutions, women’s colleges, and tribal colleges), hosting hiring fairs within underrepresented communities around the world, and committing to the HBCU Partnership Challenge to support greater engagement between private companies and HBCUs. In February 2020, we hosted a conference for students from HBCUs to bring together Amazon’s HBCU alumni and 225 students from 42 HBCUs together to learn, connect and think about their future paths. In September 2020, we announced that we will sponsor a summer program held at Howard University, an HBCU, aimed at increasing the pipeline of economists from underrepresented racial/ethnic groups. Amazon’s Student Programs also offer internships across Amazon’s business units and look for interns through campus organizations like the National Society of Black Engineers, the Society of Hispanic Professional Engineers, Society of Women Engineers, American Indian Science and Engineering Society, and others.22
In addition to our hiring efforts, we are investing in building the next generation of diverse technical leaders from various backgrounds by providing broader access to STEM education. We have committed $50 million to support computer science and STEM programs for underserved and underrepresented communities. Our Amazon Future Engineer program is a comprehensive childhood-to-career initiative to inspire, educate, and train children and young adults from underprivileged, underrepresented, and underserved communities to pursue careers in computer science. We aim to inspire more than 10 million kids each year to explore computer science through coding camps and online lessons, fund introductory and Advanced Placement courses in computer science for over 100,000 young people in 2,000 high schools in lower income communities across the United States, award 100 students from underserved communities pursuing degrees in computer science four-year $10,000 annual scholarships, and offer internships at Amazon to provide students work experience. We also work with organizations like Code.org and Ada Developers Academy to promote diversity in the STEM pipeline. Other organizations with which we partner to inspire young girls in tech include Girls’ Brigade Singapore and Technovation Spain.
Given our focused attention on equal pay practices and workplace non-discrimination through our policies and practices, as reflected by our published pay statistics and our commitment to hiring and identifying the best talent from all backgrounds for diverse and inclusive teams, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting additional reporting on gender/racial pay.

ITEM 7—SHAREHOLDER PROPOSAL REQUESTING A REPORT ON PROMOTION DATA

Beginning of Shareholder Proposal and Statement of Support:
Whereas: Institutionalized sexism, compounded by racism, has become an undeniable, visible, widespread, and multifaceted problem in the tech industry:
•
The topic of sexism in the tech industry has been covered by major media outlets:

○
(https://www.washingtonpost.com/outlook/2019/02/19/women-built-tech-industry-then-they-were-pushed-out/)

○
(https://www.fastcompany.com/40477163/the-industry-is-fundamentally-broken-women-on-sexism-in-silicon-valley)

22
See https://www.aboutamazon.com/news/workplace/hiring-the-best-talent.

SHAREHOLDER PROPOSALS
○
(https://www.theguardian.com/world/2018/mar/17/sexual-harassment-silicon-valley-emily-chang-brotopia-interview)

○
(https://www.newyorker.com/magazine/2017/11/20/the-tech-industrys-gender-discrimination-problem)

•
At Google, tens of thousands of workers walked off the job to protest the mishandling of sexual harassment.
(https://www.nytimes.com/2018/11/01/technology/google-walkout-sexual-harassment.html)

•
The media has reported on male employees at Microsoft and Google, openly questioning the innate capacity of women to be tech workers.
(https://www.nbcnews.com/business/business-news/google-employee-s-anti-diversity-manifesto-women-s-neuroticism-goes-n790401)
(https://arstechnica.com/tech-policy/2019/04/now-its-microsofts-turn-for-an-anti-diversity-internal-revolt)

•
The presence of multiple high-profile lawsuits at peer companies regarding gender discrimination or gender and race discrimination are an indication of the severity of this problem. Cases include Pao v Byers, Massouris v Microsoft, Huang v. Twitter, Hong v Facebook, Blackwell and Boyd v Salesforce, Vandermeyden v. Tesla and the Oracle case which was brought by the federal government.

•
Prominent social theorists assert that race and gender combine to create unique forms of discrimination.
(https://en.m.wikipedia.org/wiki/Kimberl%C3%A9_Williams_Crenshaw)

Whereas: Numerous experts have noted that institutionalized sexism, compounded by racism, hurts corporate performance:
•
A study of employees who left companies for reasons related to equity revealed significant costs
(https://www.smash.org/wp-content/uploads/2015/05/corporate-leavers-survey.pdf)

•
A McKinsey study revealed a correlation between more diverse leadership and superior financial performance
(https://www.mckinsey.com/business-functions/organization/our-insights/why-diversity-matters)

•
Experts have shown that women are leaving the tech industry because of lack of career advancement opportunities
(https://hbr.org/2019/10/why-techs-approach-to-fixing-its-gender-inequality-isnt-working)
(https://www.fastcompany.com/90274067/this-is-why-women-leave-jobs-in-tech)
(https://medium.com/tech-diversity-files/the-real-reason-women-quit-tech-and-how-to-address-it-6dfb606929fd)

•
Other analysts have shown that race combines with gender to create even greater barriers to advancement for women of color
(https://medium.com/awaken-blog/intersectionality-101-why-were-focusing-on-women-doesn-t-work-for-diversity-inclusion-8f591d196789)
(https://www.vox.com/2017/10/3/16401054/gender-race-executive-professional-roles-promotion-hiring-people-color-women)

Whereas: Gender balance among Amazon’s upper ranks is a challenge
•
Amazon’s overall workforce is 57.3% men and 42.7% women
(https://www.aboutamazon.com/working-at-amazon/diversity-and-inclusion/our-workforce-data)

•
Amazon’s managers are 72.5% men and 27.5% women
(https://www.aboutamazon.com/working-at-amazon/diversity-and-inclusion/our-workforce-data)

•
Amazon’s top 26 executives  –  the S-Team, and Jeff Bezos  –  are 84.6% men and 15.4% women
(https://www.cnn.com/2020/08/25/tech/amazon-first-black-executive-senior-leadership-team-bezos/index.html)

Whereas: Researchers have noted that analyzing who a company promotes is an effective way of revealing bias against women and underrepresented minorities.
(https://hbr.org/2019/10/why-techs-approach-to-fixing-its-gender-inequality-isnt-working)
(https://www.fastcompany.com/90274067/this-is-why-women-leave-jobs-in-tech)
(https://medium.com/tech-diversity-files/the-real-reason-women-quit-tech-and-how-to-address-it-6dfb606929fd)

2021 Proxy Statement       37

SHAREHOLDER PROPOSALS
Whereas: Shareholders need data to determine the level of risk due to the possibility of institutionalized sexism and racism at Amazon;
Resolved:
Shareholders request that Amazon prepare a public report, as soon as practicable, disclosing promotion velocity rates at Amazon. Promotion velocity is defined as the time it takes from the date of hire to promotion, or between one promotion and the next. The report should provide promotion velocity rates by title and level for different gender and racial identities. It should be prepared at reasonable expense and may exclude confidential information.
End of Shareholder Proposal and Statement of Support
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 7

We are committed to increasing gender and racial/ethnic diversity and are continuing to invest in our efforts to bring more women and employees from underrepresented racial/ethnic groups into leadership positions at Amazon. We know that diversity, equity, and inclusion matter and recognize that the advancement of diverse employees begins with proactive recruitment, retention, and development. We seek individuals from all backgrounds to join our teams, and we encourage people to bring their authentic, original, and best selves to work. We track representation of women and employees from underrepresented racial/ethnic groups because we know that diversity helps us build better teams that are obsessed over our global customer base. Our reported gender and racial/ethnic group pay statistics demonstrate that Amazon pays our employees comparably when analyzing the work of people performing the same jobs. When evaluating 2020 compensation in the United States, including base compensation, cash bonuses, and stock, our reported data demonstrates that women earned a dollar for every dollar that men earned performing the same jobs, and racial/ethnic minorities earned 99.2 cents for every dollar that white employees earned performing the same jobs.23 To provide greater transparency, we have committed to publishing our consolidated 2020 EEO-1 Report. In support of our commitment to diversity, we have hundreds of professionals in a central diversity, equity, and inclusion organization and in teams embedded in our businesses who are devoted full-time to promoting diversity, equity, and inclusion goals, initiatives, and mechanisms. We also have teams in every business and in executive recruiting dedicated to hiring diverse talent, and we participate in events and partnerships with groups like AnitaB.org, GEM Consortium Fellows, AfroTech, Lesbians Who Tech, and the American Indian Science and Engineering Society. We also ran a virtual summit, “Represent the Future,” in October 2020 that centered on Black, Latinx, and Native American talent (students and professional), and we are investing in internal and external programs to assist diverse leaders to advance into more senior roles. We built “We Power Tech” to make the future of technology more accessible, flexible, and inclusive.
Reporting on promotion statistics in the manner requested by the proposal would not advance our deep commitment to diversity, equity, and inclusion, or provide the information our managers and leaders need to make promotion decisions. Because promotion velocity can be affected by a combination of factors, including prior work experience and education, individual performance, time in role/level, and job scope, the proposed analysis would be uninformative and possibly misleading. Without relevant controls for these factors, simply comparing the speed with which different races and genders are promoted by title and level will not produce useful information about racial or gender disparities.
Rather than relying on misleading or unhelpful measures of promotion velocity, Amazon focuses on maintaining a process for vetting promotions that is robust, balanced, and considers a broad variety of perspectives. For example, managers promote employees based on a range of peer feedback and how an employee meets expectations for the next level. Manager training instructs managers on how to write effective promotion justifications that rely on consistent criteria to gauge an employee’s knowledge, skills, and experience necessary to successfully perform at the next level. This manager training links managers to further content on how to recognize and interrupt potential unconscious biases in decision making. The promotion process also supports fairness by considering employees on their own merits, not comparing them to others.
We are making progress increasing diversity among our leadership. For example, in 2020, we set and achieved a goal to double the number of Black directors and vice presidents at the Company, which was accomplished through external hiring as

23
See https://www.aboutamazon.com/news/workplace/our-workforce-data.

SHAREHOLDER PROPOSALS
well as internal promotions, and we are committed to doubling representation again in 2021. Further, we have launched Rise, a leadership development program for Black leaders across all businesses. Additionally, we are collaborating with Management Leadership for Tomorrow (“MLT”), which partners with more than 150 leading companies, social sector organizations, and universities to strengthen recruitment and retention of Black, Latinx, and Native American talent. We are one of the initial twelve launch employers participating in the MLT Black Equity at Work Certification Program, which is a clear and comprehensive new standard that requires employers to assess and make meaningful progress toward achieving Black equity internally while supporting Black equity in society.24 This program includes developing and implementing a rigorous plan to increase Black employee representation at every level of the organization.
We also work to develop diverse leaders internally through training and mentoring. We have Leaders’ Workshops within our annual AmazeCon and Conversations on Race and Ethnicity (CORE) conferences, to help our leadership understand and build their team’s culture of inclusion. At AmazeCon, our largest global internal conference, Amazonians examine the intersection of gender with race, sexual orientation, disability status, veteran status, and other dimensions of diversity. This conference has included diversity-oriented talks from academics and external leaders on technology, entrepreneurship, entertainment, and leadership and includes Amazon-specific training programs focused on personal and team development. In addition, our employees have multiple opportunities to seek mentoring relationships, including Company-sponsored mentoring programs, and affinity group-organized mentor pairings focused on various communities. Through our mentoring platform, employees are able to select preference for mentors, including by gender. Each month, over 500 new mentorship connections are made across the Company. Furthermore, in 2016 we launched an initiative in India for women-only delivery stations, aimed at empowering women and transforming their lives. Through this initiative, we engaged with women in India to open new employment and leadership opportunities for women in an area where they were not applying for traditional roles.
We also know that the American workforce is changing—there is a greater need for technical skills in the workplace than ever before, and a huge opportunity for people with the right skills to move into better paying jobs. In the United States, Amazon already leads the way in pay with a $15 starting wage and offers competitive benefits to our employees, like comprehensive healthcare and parental leave for both parents (birth parents are eligible for up to 20 weeks of leave and partners up to six). In 2019, Amazon announced it will invest $700 million in upskilling training programs designed to provide our employees access to the education and training they need to grow their careers. This initiative will provide 100,000 Amazon employees with access to training programs in high-demand areas like medicine, cloud computing, and machine learning. We are also now offering graduate-school-level training for our employees through Machine Learning University, a program designed to give current Amazon employees the chance to develop expertise in machine learning, growing critical skills in an area of rapidly expanding professional opportunities within Amazon.
In addition to our internal efforts, we recognize that there is an opportunity to build a strong diversity pipeline in technology-skilled employees, and we are investing in building out the next generation of talent for the industry and expanding the opportunities for students from underrepresented backgrounds. For example, we have deep partnerships with Historically Black Colleges and Universities, Hispanic Serving Institutions, women’s colleges, and tribal colleges. We also bring college students to Amazon’s campus for programs like the Amazon Finance Diversity Leadership Summit to learn from our finance and accounting leaders, and to interview for finance internships at Amazon.
Our recruiting efforts extend to building the next generation of technical leaders by providing broader access to STEM education. We have committed $50 million to support computer science and STEM programs for underserved and underrepresented communities. Our Amazon Future Engineer program is a comprehensive childhood-to-career initiative to inspire, educate, and train children and young adults from underprivileged, underrepresented, and underserved communities to pursue careers in computer science. Amazon Future Engineer has also invested an additional $20 million in organizations that promote computer science and STEM education across the United States. We also established a program called AWS InCommunities that builds long-term and innovative programs that will have a lasting impact in individual communities around the world. AWS sponsors Girls’ Tech Day, a workshop emphasizing science, technology, engineering, the arts, and mathematics (“STEAM”) for school-age girls and young women—designed to inspire future builders, showcase tech careers and women in the technology workforce, and introduce girls in underserved areas to STEAM. We aim to inspire more than 10 million kids each year to explore computer science through coding camps and online lessons, fund introductory and Advanced Placement courses in computer science for over 100,000 young people in 2,000 high schools in lower income communities across the United States, award 100 students from underserved communities pursuing degrees in computer science four-year $10,000 annual scholarships, and offer internships at Amazon to provide students work experience. We also work with

24
See https://www.mltblackequityatwork.org/.

2021 Proxy Statement       39

SHAREHOLDER PROPOSALS
organizations like Code.org and Ada Developers Academy to promote diversity in the STEM pipeline. Other organizations with which we partner to inspire young girls in tech include Girls’ Brigade Singapore and Technovation Spain.
Our retention and development efforts are further fostered by our 12 employee-led Affinity Groups, which engage employees across hundreds of chapters around the world. These include Amazon People with Disabilities, Amazon Women in Engineering, Asians@Amazon, the Black Employee Network, Body Positive Peers, Families@Amazon, glamazon, Indigenous@Amazon, Latinos@Amazon, Warriors@Amazon, Women@Amazon, and the Women in Finance Initiative. Our focus on diversity, equity, and inclusion has been independently recognized by the Human Rights Campaign’s Corporate Equality Index; the NAACP Equity, Inclusion, and Empowerment Index; the Disability Equality Index; and the 2019 American Foundation for the Blind Helen Keller Achievement Award.
Given our existing robust promotion process, our commitment to diversity, equity, and inclusion, our efforts to bring more women and employees from underrepresented racial/ethnic groups into leadership positions, our leadership development and mentorship programs, and our efforts to provide broader access to STEM education in underserved and underrepresented communities, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting a report on promotion data.

ITEM 8—SHAREHOLDER PROPOSAL REQUESTING A REPORT ON PACKAGING MATERIALS

Beginning of Shareholder Proposal and Statement of Support:
WHEREAS: The ocean plastics crisis continues unabated, fatally impacting more than 800 marine species, and causing up to $2.5 trillion in damage annually to marine ecosystems. Toxins adhere to plastics consumed by marine species, which potentially transfer to human diets. There could be more plastic than fish by weight in oceans by 2050.
Recently, Pew Charitable Trusts released a groundbreaking study, Breaking the Plastic Wave, which concluded that if all current industry and government commitments were met, ocean plastic deposition would be reduced by only 7%. Without immediate and sustained new commitments throughout the plastics value chain, annual flow of plastic into oceans could nearly triple by 2040.
The report finds that improved recycling will be insufficient to stem the plastic tide, and must be coupled with upstream activities like reduction in demand, materials redesign, and substitution. “Brand owners, fast-moving consumer goods companies and retailers should lead the transition by committing to reduce at least one-third of plastic demand through elimination, reuse, and new delivery models,” the report states, adding that reducing plastic production is the most attractive solution from environmental, economic, and social perspectives.
Amazon does not disclose how much plastic packaging it uses but is believed to be one of the largest corporate users of flexible plastic packaging, which cannot be recycled. A recent report estimated that Amazon generated 465 million pounds of plastic packaging waste last year and that up to 22 million pounds of its plastic packaging waste entered the world’s marine ecosystems. Flexible packaging represents 59% of all plastic production but an outsized 80% of plastic leaking into oceans. Amazon has no goal to make all of its packaging recyclable.
Unilever has taken the most significant corporate action to date, agreeing to cut plastic packaging use by 100,000 tons by 2025. PepsiCo has committed to substitute recycled content for 35% of virgin plastic in its beverage division. Amazon lags in its commitments, as it has no goal to make overall cuts in plastic packaging.
Reducing plastic packaging and making all packaging recyclable are necessary steps to combat the plastic pollution crisis. The company is long overdue on taking action.
BE IT RESOLVED: Shareholders request that the board of directors issue a report by December 2021 on plastic packaging, estimating the amount of plastics released to the environment due to plastic packaging attributable to all Amazon operations, and beginning with the manufacture of the plastic source materials, through disposal or recycling, and describing any company strategies or goals to reduce the use of plastic packaging to reduce these impacts.

SHAREHOLDER PROPOSALS
SUPPORTING STATEMENT: Proponents note that the report should be prepared at reasonable cost, omitting confidential information, and include an assessment of the reputational, financial, and operational risks associated with continuing to use substantial amounts of plastic packaging and unrecyclable packaging while plastic pollution grows unabated. In the board’s discretion, the report could also evaluate opportunities for dramatically reducing the amount of plastics used in packaging through redesign or substitution.
End of Shareholder Proposal and Statement of Support
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 8

As a founding member of The Climate Pledge, a commitment to be net-zero carbon by 2040—10 years ahead of the Paris Agreement—Amazon is committed to protecting the planet. Amazon has made other long-term commitments to sustainability through programs such as Shipment Zero, a commitment that 50% of all Amazon shipments will be net-zero carbon by 2030, and renewable energy programs that have put us on a path to powering our operations with 100% renewable energy by 2025—five years ahead of our original target of 2030. We recognize the importance of reducing plastic waste by promoting reusable and recyclable packaging. As described in more detail below, including with respect to our goals, we have made progress in four primary areas in our efforts to reduce our use of plastics: (1) plastics in packaging for products manufactured by other companies that we sell to our customers (where we can make the biggest impact), (2) plastics in packaging to the extent we repackage a product for delivery, (3) plastics in Amazon devices and our private label products, and (4) plastics in physical stores, primarily Whole Foods Market and its use of plastic shopping bags and plastic straws.25
Products Manufactured by Other Companies
Most of the products we sell are manufactured by other companies. We recognize that we can help manufacturers reduce their use of plastics and have partnered with them to scale sustainable packaging development across our supply chain. For example, we created the industry leading Frustration-Free Packaging (“FFP”) programs that financially incentivize manufacturers to package their products in 100% recyclable packaging, including plastics. The FFP programs also allow us to ship products in their own containers, eliminating all additional packaging material for these products, including plastics. Through the FFP programs and related packaging design and testing services, we have helped manufacturers develop more sustainable packaging, and now more than two million products are included in this program. In 2021, we plan to expand the program to provide incentives for even more products. We are also partnering with brands, vendors, and manufacturers to increase the use of sustainable packaging materials while simultaneously reducing the overall use of packaging materials.26
Products Repackaged for Delivery
To the extent we cannot ship products in their own container under the FFP programs, we are driving innovation in packaging equipment to reduce the weight and size of our corrugated boxes by creating right-sized boxes for most of our box shipments, reducing overall packaging weight and use of corrugated boxes. Once fully operationalized, we expect this process will eliminate the need for plastic cushioning in these boxes. We also are working to increase, by the end of 2021, the recycled content used in our packaging from 25% to 50% for our plastic film bags, and from 15% to 42% for our plastic padded bags. These improvements are expected to eliminate more than 25,000 metric tons of new plastic each year.
We utilize machine learning algorithms to reduce unnecessary packaging weight while providing greater protection for products as they journey from the manufacturer to the customer. We also work with vendors, utilizing analytics, test methods, new materials, and new ways to build packaging that protect their products and to reduce the overall use of materials like plastic. We are also using machine learning tools to reduce our use of plastic film by identifying products that do not require the protection of bubble mailers, changing the shipment method to plastic bags for these products, and reducing the use of plastic by approximately 50% for these shipments. We recognize that plastic film is a difficult material to process and recycle

25
While the proposal cites a recent report estimating our use of plastic packaging, the report dramatically miscalculates Amazon’s use of plastic and exaggerates it by over 350%.

26
See, e.g., https://www.aboutamazon.com/news/sustainability/amazon-launches-climate-pledge-friendly-program.

2021 Proxy Statement       41

SHAREHOLDER PROPOSALS
and is not accepted by most curbside recycling programs. To address this gap, Amazon is launching plastic film recycling at over 50 fulfillment centers across our network. We have also been looking across our entire operations network to incorporate more of our own recycled plastics in products, packaging, and operational processes.
In 2019, we invented a new recyclable paper padded mailer that allows customer orders to arrive undamaged and in recyclable packaging with a lower carbon footprint than a box. We are expanding this mailer across North America and expect to replace the use of mixed (paper/plastic) mailers with this recyclable paper padded mailer over the next two years.
In Europe, we are working to significantly reduce plastic in external packaging materials in Amazon-shipped products in 2021 by expanding our use of paper bags and paperboard envelopes. In 2020, Amazon removed single-use plastic products and products made from oxo-degradable plastics from our stores in the U.K., France, Italy, Spain, Germany, Netherlands, and Turkey.
Amazon Devices and Private Label Products
We have established an ambitious goal of reducing single-use plastics in our device packaging, with the intent to make this packaging 100% curbside recyclable and plastic-free by 2023. Our progress towards this goal is already evident. We eliminated over nine million bags from our device packaging in 2020 alone. In September 2020, we announced that the packaging for the Echo and Fire TV devices is made from more than 97% wood fiber based materials from responsibly managed forests or recycled sources.27 We also incorporate recycled plastics, fabrics, and metals into many new Amazon devices, giving new life to materials that could have otherwise ended up in waste streams. For example, we launched new Echo and Fire TV devices in September 2020 that include 100% post-consumer recycled fabric, 100% recycled die-cast aluminum, and 30-50% post-consumer recycled plastic depending on the product. In addition, we incorporated 50% post-consumer recycled plastic into certain power adapters shipping with our devices. The recycled materials used in devices we launched in 2020 would have filled over 800 garbage trucks worth of plastics, fabrics, and aluminum.
We provide various programs and resources through our Amazon Second Chance website28 to equip customers with information on how to trade in, recycle, or repair Amazon devices and products, how to recycle Amazon packaging, and how to find open-box and refurbished devices. All of these programs and resources reduce waste and encourage reuse.
Physical Stores
We switched to smaller produce bags at our Whole Foods Market stores in 2019, a change that saves over 200,000 pounds / 100 tons of plastic annually. In July 2019, Whole Foods Market stores became the first national retailer to remove all of the plastic straws from its cafes and coffee bars—a total of about 21 million straws annually. Further, as of October 2019, Whole Foods Market stores replaced all plastic rotisserie chicken containers with bags that use approximately 70% less plastic, which saves nearly 1.7 million pounds of plastic annually. We also eliminated all polystyrene/Styrofoam meat trays in all our Whole Foods Market stores in the United States and Canada.
Other Initiatives
In addition, we are developing an ambitious and innovative recycling infrastructure and investing in initiatives that support the recycling industry across the United States.29 For example, to improve curbside recycling in the United States, we partnered with The Recycling Partnership, which supports communities and local governments with education, infrastructure, and measurement related to curbside recycling. We also committed $10 million to the Closed Loop Infrastructure Fund to finance recycling and circular economy infrastructure in North America. Through this investment, Amazon aims to increase product and packaging recycling so that material goes back into the manufacturing supply chain. Over the next decade, our investment in the Closed Loop Infrastructure Fund is expected to improve curbside recycling for 3 million homes in communities across the United States, divert 1 million tons of recyclable material from landfills, and eliminate the equivalent of 2 million metric tons of carbon dioxide.30
As evidenced by our existing initiatives, partnerships, investments, and progress, we are committed to reviewing and addressing the proposal’s concern for reducing plastic pollution, a concern we share, by conscientiously taking steps to

27
See https://www.aboutamazon.com/news/devices/introducing-our-most-sustainable-devices-ever.

28
See https://www.amazon.com/amsc.

29
See All In: Staying the Course on Our Commitment to Sustainability, at 32, 36, available at https://sustainability.aboutamazon.com/
pdfBuilderDownload?name=sustainability-all-in-december-2020.

30
See https://www.aboutamazon.com/news/sustainability/how-amazon-is-investing-in-a-circular-economy.

SHAREHOLDER PROPOSALS
address this concern and sharing information regarding the steps we are taking and the progress we are making. In addition, we are focused on our goal of having the packaging for Amazon devices be plastic-free and made up of entirely curbside recyclable material by 2023. We will continue to share our efforts and progress to our shareholders and the public. We believe that the report requested by this proposal would not add meaningfully to our ongoing efforts. Accordingly, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting a report on packaging materials.

ITEM 9—SHAREHOLDER PROPOSAL REQUESTING A DIVERSITY AND EQUITY AUDIT REPORT

Beginning of Shareholder Proposal and Statement of Support:
Civil Rights, Equity, Diversity and Inclusion Audit
Resolved
Shareholders of Amazon.com, Inc. (“Amazon”) request that the Board of Directors commission a racial equity audit analyzing Amazon’s impacts on civil rights, equity, diversity and inclusion, and the impacts of those issues on Amazon’s business. The audit may, in the board’s discretion, be conducted by an independent third party with input from civil rights organizations, employees, communities in which Amazon operates and other stakeholders. A report on the audit, prepared at reasonable cost and omitting confidential or proprietary information, should be publicly disclosed on Amazon’s website.
Supporting Statement
Recent events, including the murder of George Floyd, have galvanized the movement for racial justice and equity. That movement and the disproportionate impacts of the COVID-19 pandemic have focused the attention of media and policymakers on systemic racism, racial violence, and inequities throughout society. Companies would benefit from assessing the risks of products, services and overall corporate practices that are or are perceived to be discriminatory, racist, or increasing inequalities.
In May 2020, Amazon tweeted its solidarity with the fight against systemic racism.1 But some of Amazon’s actions have been criticized as inconsistent with that pledge:
•
After a Black warehouse worker led a walkout over safety concerns, he was fired and subsequently described by Amazon’s General Counsel as “not smart or articulate.”2 The employee has since filed a lawsuit alleging discrimination against Black and Latino workers.3

•
Amazon’s disproportionately Black and Latino warehouse workers are paid low wages and exposed to dangerous working conditions, including exposure to COVID-19.4 Amazon has also been criticized by employees, lawmakers, and regulators for biased promotion practices, discriminatory employee surveillance, and hiding workplace injury rates.5

•
Amazon’s fulfillment and distribution facilities, and the air pollution they cause, are disproportionately located in nonwhite neighborhoods.6

•
A class action lawsuit has been filed by employees alleging Whole Foods punished employees for wearing Black Lives Matter masks on the job.7

Amazon has faced criticism regarding its products and services:
•
Ring doorbell cameras and its app Neighbors have been criticized for leading users to disproportionally tag people of color as suspicious.8

•
Allegations that AWS’s facial surveillance technology violates civil rights by disproportionately surveilling people of color, immigrants, and civil society organizations.9

•
Reports assert inconsistent implementation of policies prohibiting the sale of products on Amazon’s platform that promote hatred.10

2021 Proxy Statement       43

SHAREHOLDER PROPOSALS
Following controversies, Facebook and Starbucks conducted civil rights and equity audits that assisted each company to identify, prioritize, and implement improvements. These efforts provide an emerging model for such audits, typically conducted by a third party, in collaboration with experts in civil rights, and input from an array of stakeholders.
We urge Amazon to commission a racial equity audit of its policies, practices, products, and services to analyze the way Amazon impacts civil rights, equity, diversity and inclusion and the impacts of those issues on Amazon’s business.

1
https://twitter.com/amazon/status/1267140211861073927

2
https://www.vice.com/en/article/5dm8bx/leaked-amazon-memo-details-plan-to-smear-fired-warehouse-organizer-hes-not-smart-or-articulate

3
https://www.law360.com/newyork/articles/1328761/amazon-case-shows-how-a-gc-s-barbs-can-sting-back

4
https://www.nytimes.com/2020/06/24/technology/amazon-racial-inequality.html ; https://www.bloomberg.com/news/articles/2020-06-30/amazon-covid-19-outbreak-worse-than-local-minnesota-community ; https://www.businessinsider.com/amazon-class-action-lawsuit-alleges-racial-discrimination-covid-19-response-2020-11 ; https://www.bostonglobe.com/business/2017/01/31/fired-amazon-drivers-file-class-action-discrimination-complaints/
tFiKVM12zNoxNXKmFJcgiN/story.html; https://www.propublica.org/article/inside-documents-show-how-amazon-chose-speed-over-safety-in-building-its-delivery-network

5
https://www.reuters.com/article/health-coronavirus-amazon-com/amazon-workers-say-prime-day-rush-breaks-virus-safety-vows-bloomberg-news-
idUSKBN2700E9; https://gizmodo.com/exclusive-amazons-own-numbers-reveal-staggering-injury-1840025032; https://revealnews.org/episodes/catching-amazon-in-a-lie/

6
https://amazonemployees4climatejustice.medium.com/environmental-justice-and-amazons-carbon-footprint-9e10fab21138

7
https://www.bostonglobe.com/2020/07/25/metro/whole-foods-protests-continues-days-after-workers-file-discrimination-lawsuit/

8
https://www.vice.com/en/article/qvyvzd/amazons-home-security-company-is-turning-everyone-into-cops

9
http://sitn.hms.harvard.edu/flash/2020/racial-discrimination-in-face-recognition-technology/

10
https://www.propublica.org/article/the-hate-store-amazons-self-publishing-arm-is-a-haven-for-white-supremacists

End of Shareholder Proposal and Statement of Support
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 9

We take very seriously our commitment to respect and value people from all backgrounds, including gender, race, ethnicity, religion, sexual orientation, veteran status, and disability. Diversity, equity, and inclusion are cornerstones of our continued success and critical components of our culture. Our ability to innovate on behalf of our customers relies on the perspectives and knowledge of people from all backgrounds. We serve diverse customers, operate in diverse communities, and rely on a diverse workforce.
The policies and procedures we have in place for our employees, sellers, and customers are intended to support this commitment to diversity, equity, and inclusion and we always look for ways to scale our impact as we grow. We believe “[d]iversity and inclusion are good for business—and more fundamentally—simply right.”31 Like many companies and institutions, we have more work to do on diversity, equity, and inclusion, but we are on the right path, and we understand our impact.
We have initiated numerous programs to assess and address racial justice considerations across key aspects of our operations that we believe fully address the objectives of this proposal, including those discussed below.
Human Rights
Our commitment to diversity, equity, and inclusion is reflected in a number of Amazon’s policies.32 For example, as we reaffirmed in our Amazon Global Human Rights Principles (the “Principles”),33 we are committed to ensuring the people, workers, and communities that support our entire value chain are treated with fundamental dignity and respect. The Principles outline our approach to human rights across all aspects of our Company and help to frame the actions we take with

31
See https://www.aboutamazon.com/about-us/our-positions.

32
See, e.g., Amazon.com Code of Business Conduct and Ethics, available at https://ir.aboutamazon.com/corporate-governance/documents-and-charters/code-of-business-conduct-and-ethics/default.aspx (“Amazon.com provides equal opportunity in all aspects of employment and will not tolerate any illegal discrimination or harassment of any kind. For more information, see the Amazon.com policies on Equal Employment Opportunity and Workplace Harassment in the Amazon.com Owner’s Manual.”).

33
Amazon Global Human Right Principles, available at https://sustainability.aboutamazon.com/people/human-rights/principles (“As outlined in our Code of Business Conduct and Ethics, we do not tolerate discrimination.”).

SHAREHOLDER PROPOSALS
respect to civil rights, equity, diversity, and inclusion. The Principles include several key areas we are focusing on to promote safe, inclusive, and respectful workplaces throughout our operations and within the companies along our value chain, including: freely chosen employment; safe and healthy workplaces; diversity and inclusion; and freedom of association. Our commitment to the Principles requires that we continuously evaluate our operations and value chain to identify, assess, and address salient human rights risks, including the concerns raised by the proposal, and to prioritize key areas where we have the greatest opportunity to have a positive impact on workers and communities.
In addition to our existing robust policies for fostering diversity, equity, and inclusion, we also are continuously striving to further enhance these efforts. For example, we recently initiated a human rights saliency assessment in accordance with the United Nations Guiding Principles on Business and Human Rights (“UNGP”), which presents comprehensive guidance for companies to report on how they respect human rights and recommends a systematic review of risks as a way to prioritize a company’s human rights work. The UNGP pays particular attention to the human rights of those who may be disadvantaged, marginalized, or excluded from society, including people belonging to ethnic or other minorities, as well as children, women, indigenous peoples, or persons with disabilities.34 In accordance with the guidance of the UNGP, we have partnered with the sustainability and human rights consulting firm Article One Advisors to identify salient human rights risks across our business, including in the areas of civil rights and racial equity. This partnership will help us to further identify, prioritize, and design initiatives to advance our human rights commitment, including human rights impact assessments, which we plan to communicate to customers and stakeholders.
Diversity Among Our Workforce
We also have made clear through the statement of our policy positions that “[t]he inequitable treatment of Black people is unacceptable,” and we are committed to building a country and a world where everyone can live with dignity and free from fear.35 One example is our collaboration with Management Leadership for Tomorrow (“MLT”), which partners with more than 150 leading companies, social sector organizations, and universities to strengthen recruitment and retention of Black, Latinx, and Native American talent. We are also one of the initial twelve launch employers participating in the MLT Black Equity at Work Certification Program, which is a clear and comprehensive new standard that requires employers to assess and make meaningful progress toward achieving Black equity internally while supporting Black equity in society.36 This program includes developing and implementing a rigorous plan to increase Black employee representation at every level of the organization. In 2020, we set and achieved a goal to double the number of Black directors and vice presidents at the Company, and we are committed to doubling representation again in 2021. We also have a goal to increase the hiring of Black mid-level employees by 30% in 2021. Also in 2021, we plan to inspect any statistically significant demographic differences in performance ratings and attrition to identify root causes and, as necessary, implement action plans. Further, we have launched Rise, a leadership development program for Black leaders across all businesses. Through recruiting and targeted development programs, we are making progress on increasing diversity among our leadership.
Our diversity and inclusion website37 and sustainability report38 also provide examples of the many proactive measures we have taken to promote gender and racial diversity and inclusion in our workforce, including among our leadership ranks. Our culture of inclusion is reinforced within our 14 Leadership Principles, which remind our team members to seek diverse perspectives and earn trust.39 We track and publicly disclose data about the representation of women and employees from underrepresented racial/ethnic groups in our workforce because we know that diversity helps us build better teams that address our global customer base.40 Our reported gender and racial/ethnic group pay statistics demonstrate that Amazon pays our employees comparably when analyzing the work of people performing the same jobs. When evaluating 2020 compensation in the United States, including base compensation, cash bonuses, and stock, our reported data demonstrates that women earned a dollar for every dollar that men earned performing the same jobs, and racial/ethnic minorities

34
See United Nations Guiding Principles on Business and Human Rights (2011), available at https://www.ohchr.org/documents/publications/guidingprinciplesbusinesshr_en.pdf.

35
See https://www.aboutamazon.com/about-us/our-positions.

36
See https://www.mltblackequityatwork.org/.

37
See https://www.aboutamazon.com/workplace/diversity-inclusion.

38
See All In: Staying the Course on Our Commitment to Sustainability, available at https://sustainability.aboutamazon.com/
pdfBuilderDownload?name=sustainability-all-in-december-2020.

39
See https://www.aboutamazon.com/news/workplace/building-an-inclusive-culture.

40
See https://www.aboutamazon.com/news/workplace/our-workforce-data.

2021 Proxy Statement       45

SHAREHOLDER PROPOSALS
earned 99.2 cents for every dollar that white employees earned performing the same jobs.41 Additionally, with approximately 1.3 million employees worldwide, we have increased the percentage of women and U.S. employees from underrepresented racial/ethnic groups across our tech and non-tech corporate roles and in manager roles in each of the past three years. We are continuing to invest in our efforts to bring more women and employees from underrepresented racial/ethnic groups into leadership positions at Amazon. We have hundreds of professionals in a central diversity, equity, and inclusion organization and in teams embedded in our businesses who are devoted full-time to promoting diversity, equity, and inclusion goals, initiatives, and mechanisms. We also have teams in every business and in executive recruiting dedicated to hiring diverse talent, and we participate in events and partnerships with groups like AnitaB.org, GEM Consortium Fellows, AfroTech, Lesbians Who Tech, and the American Indian Science and Engineering Society. We also ran a virtual summit, “Represent the Future,” in October 2020 that centered on Black, Latinx, and Native American talent (students and professional), and we are investing in internal and external programs to assist diverse leaders to advance into more senior roles.
Our 12 employee-led Affinity Groups, which engage employees across hundreds of chapters around the world, further foster our commitment to diversity, equity, and inclusion. These groups include Amazon People with Disabilities, Amazon Women in Engineering, Asians@Amazon, the Black Employee Network, Body Positive Peers, Families@Amazon, Glamazon, Indigenous@Amazon, Latinos@Amazon, Warriors@Amazon, Women@Amazon, and the Women in Finance Initiative. We host annual and ongoing learning experiences with a diversity, equity, and inclusion focus, including our annual AmazeCon and Conversations on Race and Ethnicity (CORE) conferences. At AmazeCon, our largest global internal conference, Amazonians examine the intersection of gender with race, sexual orientation, disability status, veteran status, and other dimensions of diversity. This conference has included diversity-oriented talks from academics and external leaders on technology, entrepreneurship, entertainment, and leadership and includes Amazon-specific training programs focused on personal and team development. Our focus on diversity, equity, and inclusion has been independently recognized by the Human Rights Campaign’s Corporate Equality Index; the NAACP Equity, Inclusion, and Empowerment Index; the Disability Equality Index; and the 2019 American Foundation for the Blind Helen Keller Achievement Award. In September 2020, the leader of the Black Employee Network noted that executives listen to feedback and issues raised not just by corporate employees, but also those in warehouses and delivery services, where the majority of our employees work. More information about Amazon’s diversity and inclusion efforts and employee demographics is publicly available at https://www.aboutamazon.com/workplace/diversity-inclusion.
Investing in Our Communities
We also believe it is critical that we increase opportunities for underrepresented groups to enter the technology workforce. To find the best talent for technical and non-technical roles, we actively partner with academic institutions that reach underrepresented communities. Some examples of our efforts to recruit women globally and individuals from underrepresented racial/ethnic groups in the United States include recruiting from diverse colleges and universities (including Historically Black Colleges and Universities (“HBCUs”), Hispanic Serving Institutions, women’s colleges, and tribal colleges), hosting hiring fairs within underrepresented communities around the world, and committing to the HBCU Partnership Challenge to support greater engagement between private companies and HBCUs. In February 2020, we hosted a conference for students from HBCUs to bring together Amazon’s HBCU alumni and 225 students from 42 HBCUs together to learn, connect and think about their future paths. In September 2020, we announced that we will sponsor a summer program held at Howard University, an HBCU, aimed at increasing the pipeline of economists from underrepresented racial/ethnic groups. Amazon’s Student Programs also offer internships across Amazon’s business units and look for interns through campus organizations like the National Society of Black Engineers, the Society of Hispanic Professional Engineers, Society of Women Engineers, American Indian Science and Engineering Society, and others.42
In addition to our hiring efforts, we are investing in building the next generation of diverse technical leaders from various backgrounds by providing broader access to STEM education. We have committed $50 million to support computer science and STEM programs for underserved and underrepresented communities. Our Amazon Future Engineer program is a comprehensive childhood-to-career initiative to inspire, educate, and train children and young adults from underprivileged, underrepresented, and underserved communities to pursue careers in computer science. We aim to inspire more than 10 million kids each year to explore computer science through coding camps and online lessons, fund introductory and Advanced Placement courses in computer science for over 100,000 young people in 2,000 high schools in lower income communities across the United States, award 100 students from underserved communities pursuing degrees in computer

41
See https://www.aboutamazon.com/news/workplace/our-workforce-data.

42
See https://www.aboutamazon.com/news/workplace/hiring-the-best-talent.

SHAREHOLDER PROPOSALS
science four-year $10,000 annual scholarships, and offer internships at Amazon to provide students work experience. We also work with organizations like Code.org and Ada Developers Academy to promote diversity in the STEM pipeline. Other organizations with which we partner to inspire young girls in tech include Girls’ Brigade Singapore and Technovation Spain. We publish additional information regarding investments we make in our communities through various pages on our website, such as our website dedicated to job creation and investment43 and our news blog’s community page.44
We also regularly analyze the environmental and social impacts of our businesses and assess how we can positively contribute to the many communities in which we operate across the United States and the world. We report on many of these activities through our sustainability website45 and in our sustainability report. These resources provide information on our sustainability efforts, our community impact and work, and how we strive to support underrepresented and underprivileged communities. We are taking steps to significantly reduce the environmental impact of our operations in communities, working to convert much of our transportation fleet from diesel and other fossil fuels to electric and to power our operations with 100% renewable energy by 2025, five years ahead of our original target of 2030, as part of our goal to reach net-zero carbon by 2040. We also strive to have a positive impact on other aspects of the communities in which we operate by driving economic growth, investing in affordable housing, and supporting non-profits and community organizations. For example, in 2021, we established the Housing Equity Fund to provide more than $2 billion in below-market loans and grants to preserve and create over 20,000 affordable homes for individuals and families earning moderate to low incomes in our three hometown communities: Washington’s Puget Sound region; Arlington, Virginia; and Nashville, Tennessee.46 Amazon’s first investments of more than $567 million in 2021 will make up to 1,000 affordable apartment homes available in the Puget Sound region and up to 1,300 affordable apartment homes available in Arlington. As another example, we contribute monetary and in-kind donations to various groups in California’s Inland Empire, including STEM and computer science programs at 73 schools, the Inland Empire United Way for COVID-relief, the San Bernardino Library Foundation, and the San Bernardino School District, and we have made similar contributions to support schools and organizations in other communities.47 Moreover, when a fulfillment center is first established in a community, it is generally accompanied by significant capital investments by Amazon and others, the creation of new jobs with Amazon and other employers, and sizeable increases in sales tax revenue. Additionally, through a donation match program, Amazon and our employees have donated more than $27 million to organizations working to bring about social justice and improve the lives of Black and African Americans, including groups focused on combating systemic racism through the legal system and groups dedicated to expanding educational and economic opportunities for Black communities.
Furthermore, we are committed to making the communities in which we operate better from an employment and financial perspective. We are proud to already be an industry leader on pay and benefits. We pay a starting wage of $15 an hour to all of our full-time, part-time, temporary, and seasonal employees across the United States.48 We also provide industry-leading and competitive benefits to our employees, like comprehensive healthcare and parental leave for both parents (birth parents are eligible for up to 20 weeks of leave and partners up to six). In 2020, in recognition of our front-line employees who play a vital role serving their communities, we paid over $2.5 billion in special bonuses and incentives for our teams globally. Additionally, in 2019, Amazon announced that it has dedicated over $700 million to provide 100,000 Amazon employees with access to training programs and courses in high-demand fields that will help them move into more highly skilled roles within or outside of Amazon.49
Respecting Customer Diversity
Our commitment to diversity, inclusion, and respect for people from all backgrounds extends not only to our workforce and communities, but to the customer experience as well. Our policies prohibit the sale of products that promote, incite, or glorify hatred, violence, racial, sexual, or religious intolerance or promote organizations with such views. We maintain these policies to ensure a welcoming environment for our global customers and selling partners to do business while offering the widest selection of items on earth. If we find that a seller has supplied a product in violation of our offensive products policies, we take corrective actions, as appropriate, including but not limited to immediately removing the listing, suspending

43
See https://www.aboutamazon.com/impact/economy/job-creation.

44
See https://www.aboutamazon.com/news/community.

45
See https://sustainability.aboutamazon.com/.

46
See https://www.aboutamazon.com/impact/community/housing-equity.

47
See https://www.aboutamazon.com/news/job-creation-and-investment/the-amazon-effect-what-a-fulfillment-center-means-to-its-community.

48
See https://www.aboutamazon.com/about-us/our-positions.

49
See https://press.aboutamazon.com/news-releases/news-release-details/amazon-pledges-upskill-100000-us-employees-demand-jobs-2025; https://www.aboutamazon.com/news/workplace/building-an-inclusive-culture.

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SHAREHOLDER PROPOSALS
or terminating seller privileges, and permanent withholding of payments. While the proponent cites a lawsuit regarding Whole Foods Market’s dress code, we note that a federal judge has dismissed most of the claims, including all of the claims relating to racial discrimination.50
Employee and Community Safety
Additionally, we are committed to helping keep our employees, customers, and communities safe and healthy. In response to the COVID-19 pandemic, we adapted numerous aspects of our logistics, transportation, supply chain, purchasing, and third-party seller processes. Beginning in the first quarter of 2020, we made significant process updates across our operations worldwide, and adapted our fulfillment network, to implement employee and customer safety measures, such as enhanced cleaning and physical distancing, personal protective gear, disinfectant spraying, and temperature checks. In addition, as part of our commitment to helping keep our employees informed, and our desire to share details and best practices for keeping employees safe with NGOs, governments, and other companies, in October 2020, we publicly shared the COVID-19 infection rates among Amazon front-line employees—something few, if any, other companies have done.51 Additionally, we continue to ramp up our in-house COVID-19 testing program as part of our investments to help keep our front-line employees safe, and our dedicated COVID-19 labs have processed more than one million tests globally. We will continue to prioritize employee and customer safety and comply with evolving federal, state, and local standards as well as to implement standards or processes that we determine to be in the best interests of our employees, customers, and communities.
Products and Services
Amazon Rekognition is an image analysis service that can analyze objects, people, text, scenes, and activities in images and videos. It is not a surveillance system. When used properly and responsibly, Amazon’s facial recognition technology can help to protect civil rights, as demonstrated by non-profit, advocacy, and government groups using it for purposes including tracking and stopping child exploitation, rescuing victims of human trafficking, and locating hundreds of missing children. It has also been used to build educational apps, enhance security through multi-factor authentication, identify suggestive or explicit website content in order to block or remove those images, and provide identity verification as part of mobile banking services for underbanked individuals in emerging geographies, among numerous other examples. Similarly, Ring strives to fulfill its mission to help make neighborhoods safer, including by assisting community members in sharing important safety information and connecting with each other, as well as helping reunite families with their missing loved ones.
Amazon has continuously taken steps to address illegal and discriminatory use of such technology through customer contractual requirements, policies, practices, and advocacy efforts. As a condition to using Amazon Rekognition and every other AWS service, a customer must accept the AWS Acceptable Use Policy, which prohibits use of AWS’s services “for any illegal, harmful, fraudulent, infringing or offensive use,” including “[a]ny activities that are illegal, that violate the rights of others, or that may be harmful to others, our operations or reputation.” We have reviewed and turned down potential customers that would violate our Acceptable Use Policy. We also have a mechanism to allow third parties to report potential abuses of the technology, and in the four-plus years AWS has been offering Amazon Rekognition, we have not received a single report of use in the harmful manner posited in the proposal. In addition to the contractual restrictions that prohibit the use of Amazon Rekognition for anything illegal, harmful, fraudulent, infringing, or offensive, we have in place specific guidance and requirements regarding public disclosure, training, and other safeguards. We have science and technical experts who help promote fairness by design in our products and services, including helping design, test, and audit our services for fairness and accuracy and to mitigate potential bias, and who publish academic papers and provide thought leadership in this area. AWS also recently announced the availability of new capabilities that help customers detect bias in machine learning models and increase transparency by helping explain model behavior to customers and other stakeholders. In the past year, we implemented a one-year moratorium on police use of Amazon Rekognition, to give lawmakers around the world time to implement appropriate rules.
The Neighbors App by Ring is a free application designed to help community members connect with each other and the public safety agencies that serve them to share important safety information and stay informed about their communities. Ring limits potential misuse of its products and services in numerous ways, including designing Neighbors to allow users to choose whether and what to share, enforcing strict limitations on requests for video recordings, and requiring customers and public safety agencies to abide by community guidelines that prohibit racial profiling, hate speech, and other forms of

50
See https://thehill.com/homenews/news/537619-judge-tosses-workers-claims-against-whole-foods-over-black-lives-matter-masks.

51
See https://www.aboutamazon.com/news/operations/update-on-covid-19-testing.

SHAREHOLDER PROPOSALS
discrimination. Ring has a dedicated group of team members, who are trained regarding critical and timely issues, proactively moderating Neighbors content and working to remove prohibited content prior to posting publicly, 24 hours a day, seven days a week.
In 2020, Ring implemented several enhancements to Neighbors. Ring began allowing fire departments to join Neighbors and added a Community Resources section to the App. The Community Resources section provides users one place to access relevant health and safety resources, such as those related to homelessness, mental health, crisis intervention, victim support, animal support, and conflict resolution. Ring also eliminated the “Suspicious” and “Stranger” categories from Neighbors to encourage users to move away from describing people to describing activities. In addition, while users have had the ability to opt out of receiving notifications when local public safety agencies request assistance with an investigation, Ring added the ability for users to disable the Neighbors feature from appearing in the Ring App. Ring is committed to making sure our products and services are used responsibly, and to helping communities build a more just, equitable society.
We understand the importance of, and are firmly committed to, civil rights, equity, diversity, and inclusion, as evidenced by the actions detailed above. We also understand that there is more that must be done by everyone to combat racial injustice. The proponent asserts that our best course of action is to spend, like Facebook, up to two years studying the impact of systemic racism, racial violence, and inequities throughout society. We are already doing the work. Our human rights saliency assessment implemented under the UNGP, any future human rights impact assessments on racial equity that we conduct as a result of that assessment, the MLT Black Equity at Work Certification Program, and the numerous other initiatives we already have underway are consistent with the objectives of this proposal and will help address many of the concerns raised in the proposal’s supporting statement. Because the Company is already proactively engaged in addressing these matters, we do not support conducting the additional audit and preparing the formal report requested by the proposal. As a result, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting a diversity and equity audit report.

ITEM 10—SHAREHOLDER PROPOSAL REQUESTING AN ALTERNATIVE DIRECTOR CANDIDATE POLICY

Beginning of Shareholder Proposal and Statement of Support:
Policy to Include Hourly Associates as Director Candidates
RESOLVED: Shareholders of Amazon.com, Inc. (“Amazon”) urge the board to adopt a policy of promoting significant representation of employee perspectives among corporate decision makers by requiring that the initial list of candidates from which new board nominees are chosen (the “Initial List”) by the Nominating and Governance Committee include (but need not be limited to) hourly Associates. The Policy should provide that any third-party consultant asked to furnish an Initial List will be requested to include such candidates.
WHEREAS: There is growing consensus that the employees on corporate boards can contribute to the long-term sustainability of a company.
Policymakers have noted that maintaining the status quo of corporate governance contributes to “stagnant wages, runaway executive compensation and underinvestment in research and innovation.”1 The business community makes similar observations: the Business Roundtable, which counts Amazon among its members, recently announced that it is reevaluating the purpose of a corporation to align with stakeholders’ interests and to generate shared prosperity for business and society, because investing in employees and communities offers “the most promising way to build long-term value.”2
New research suggests that employee representation grows the value of a company in several ways. According to the National Bureau of Economic Research, giving workers formal control rights raises capital formation and increases female representation.3 In Germany, the “co-determination” model of shared governance has been lauded as a check against short-termist capital allocation practices.4

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SHAREHOLDER PROPOSALS
Legislators are supportive of this notion as well. Nearly one-third of Senate Democrats support an initiative led by Senators Tammy Baldwin5 and Elizabeth Warren which would codify employee representation on boards, as they acknowledge that modern corporate governance needs to be accountable to and inclusive of a wider array of interests, notably employees.6 Additionally, polling demonstrates substantial public support (over 53%) across party lines for employee representation.7 The UK recently adopted a rule mandating that boards engage with employees to enhance worker voice in the boardroom, which may include appointing a non-executive employee as director.8
The Amazon board lacks representation from the hourly Associates who thoroughly understand the company’s daily operations. Women and racial minorities, which constitute a large percentage of Amazon’s hourly associates, are also comparatively underrepresented at the board level, which remains predominantly male and white.9 Amazon has been publicly excoriated for mistreating workers  –  including criticism over dehumanizing working conditions, anti-union activities, and placing significant strain on taxpayers by forcing their employees to rely upon food stamps.10 Employees have described workplace conditions as “hellish.”11 Because protecting the company’s reputation and ability to retain its workforce factor heavily into shareholder value, the Board should ensure that it has worker representation so that it may assess and address these risks directly.
We urge shareholders to vote for this proposal.

1
https://www.nytimes.com/2019/01/06/opinion/warren-workers-boards.html

2
https://www.businessroundtable.org/business-roundtable-redefines-the-purpose-of-a-corporation-to-promote-an-economy-that-serves-all-americans

3
http://economics.mit.edu/files/17273

4
https://prospect.org/labor/codetermination-difference/

5
https://www.baldwin.senate.gov/

6
https://www.wsj.com/articles/companies-shouldnt-be-accountable-only-to-shareholders-1534287687; https://www.baldwin.senate.gov/press-releases/reward-work-act-2019

7
https://www.dataforprogress.org/blog/2018/12/14/employee-governance

8
https://www.pinsentmasons.com/out-law/analysis/corporate-governance-employee-voice-workplace-reporting

9
https://www.seattletimes.com/business/amazon/amazon-more-diverse-at-its-warehouses-than-among-white-collar-ranks/

10
https://d3n8a8pro7vhmx.cloudfront.net/rwdsu/pages/480/attachments/original/1543959297/Whats_Wrong_With_Amazon_-_website.pdf?1543959297; https://time.com/5629233/amazon-warehouse-employee-treatment-robots/;

11
https://nypost.com/2019/07/13/inside-the-hellish-workday-of-an-amazon-warehouse-employee/

End of Shareholder Proposal and Statement of Support
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 10

Amazon’s Board includes numerous directors with human capital management experience and is already actively involved in overseeing our employees’ compensation and benefit programs, workplace environment, workplace conditions and safety, and workplace culture. In addition, Amazon has numerous programs in place for employees to provide input and feedback to management and the Board, which allow us to directly hear and respond to the widely diverse interests and perspectives of our global workforce. These existing arrangements and practices contribute to Amazon consistently being ranked among the best places to work. Finally, our Board already maintains a dynamic and effective process for identifying and recruiting qualified and diverse directors.
The Board recognizes that our employees are the foundation of our success and critical to our mission of being Earth’s most customer-centric company. This is demonstrated by our industry leading compensation and employee benefits, including in the United States a $15 starting wage, healthcare, and parental leave for both parents (birth parents are eligible for up to 20 weeks of leave and partners up to six). Since the early stages of the global COVID-19 pandemic, we’ve implemented over 150 process updates, including distributing personal protective gear and enhancing numerous safety protocols. In addition, in recognition of our front-line employees who play a vital role serving their communities, during 2020, we paid over $2.5 billion in special bonuses and incentives for our teams globally.
We have also long recognized the importance of employees’ participation in our decision-making processes. Our global workforce of approximately 1.3 million employees consists of widely diverse people with widely diverse jobs, from software

SHAREHOLDER PROPOSALS
development, to product development and product sourcing roles, to staffing customer service centers, fulfillment centers, data centers, and physical stores, to developing and producing entertainment content. Accordingly, we have a wide variety of policies and programs in place to promote consistent, honest, and open engagement with our employees, allowing employees to raise suggestions or concerns and have their input directly addressed by leadership, and allowing us to continuously improve our workplace and employee experience. Examples of these programs include the following:
•
Our Connections program is a daily, real-time, company-wide employee feedback mechanism designed to listen to and learn from employees at scale to improve the employee experience. Connections generates over 750,000 responses from employees daily at over 3,300 unique sites/locations in 52 countries in 23 different languages. Connections responses are completely anonymous to encourage frank and open feedback. Connections analyzes response data and provides insights to managers and leaders to review and take actions as they uncover issues or see opportunities to improve. We have also launched the Safety Leadership Index across our U.S. operations where every associate is surveyed through our Connections program and is regularly asked a series of questions to measure their views and perspectives regarding safety in their facility.

•
Voice of the Associate Boards are in Amazon fulfillment centers around the globe—physically and virtually—providing employees a forum for expressing their concerns, offering suggestions, and asking questions on a daily basis to leadership. Leadership teams reply directly to questions, promoting dialogue and efficient remediation of issues. In 2020, our managers received and responded to over 248,000 comments, questions, and issues raised on the Voice of the Associates boards.

•
Any employee can send suggestions or raise concerns to members of the senior leadership team. All such executive escalations are independently reviewed by Human Resources, used as a learning opportunity, and may be used to update our processes to prevent gaps in the future.

•
We have an “open door” policy, which means we welcome and encourage any employee to discuss suggestions, concerns, or feedback with their manager, a Human Resources team member, or any member of Amazon’s leadership team. We believe candid and constructive communication in an environment of mutual respect is essential to our collective success.

•
Annual associate insight surveys and pulse surveys ask employees to anonymously express opinions about issues in the workplace, and managers respond by remediating issues or making improvements.

•
Our directors participate in employee forums and meet with employees at a variety of Company events.

We believe that the effectiveness of these programs, together with our leading-edge pay and benefits, are why we have received so many workplace honors. For example, LinkedIn recognized Amazon as one of the most desirable workplaces on its 2019 Top Companies list in the United States, U.K., Australia, India, Japan, China, Canada, Germany, and Mexico, and Forbes ranked us #2 on its Worlds’ Best Employers 2020 list.
Given the critical role our employees play in our success, our Board is already intently focused on our employees’ compensation and benefit programs, workplace environment, workplace conditions and safety, and our workplace culture. Reflecting this, the charter for our Leadership Development and Compensation Committee (the “Committee”) expressly states that the committee is responsible for overseeing Amazon’s strategies and policies related to human capital management. As stated in the charter, this includes monitoring and periodically assessing the Company’s programs and practices for attracting, developing, training, and retaining talented employees at all levels, including employee compensation and benefits; overseeing and monitoring policies on diversity and inclusion, workplace environment and safety, and corporate culture; and periodically receiving and reviewing reports on complaints, allegations, and incidents regarding workplace discrimination and harassment reported pursuant to Amazon’s Code of Business Conduct and Ethics. As part of this process, our Senior Vice President of Human Resources regularly updates the Committee on employee opinions and experience based on feedback from our employee sentiment programs, as described above, and the Board receives periodic updates from the Chair of the Committee regarding this information. Through these and other processes, the Committee and the full Board take into account our employees’ interests and well-being when overseeing our operations.
Our Board currently has a dynamic and effective process for identifying and recruiting qualified and diverse directors with a broad range of experience, backgrounds, and interests who are able to effectively represent the interests of our shareholders. In selecting candidates for recommendation to the Board, the Nominating and Corporate Governance Committee draws from a diverse list of candidates, annually reviews the tenure, performance, and contributions of existing Board members to the extent they are candidates for re-election, and considers all aspects of each candidate’s qualifications and skills in the context of the needs of Amazon at that point in time with a view to creating a Board with a diversity of experience and perspectives.

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SHAREHOLDER PROPOSALS
Through this process, our Board includes members who have gained significant experience in human capital management as a result of their leadership of organizations with large workforces—with many additional skills relevant to our businesses—and who also possess many additional skills relevant to oversight and management of our businesses. Our Board believes that our existing, robust corporate governance processes benefit all of our stakeholders, including our employees
In light of the multiple channels through which Amazon and the Board engage with and oversee our employees, their compensation, and our workplace environment and culture, and our robust processes to identify and nominate qualified and independent directors, the Board recommends shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting an alternative director candidate policy.

ITEM 11—SHAREHOLDER PROPOSAL REQUESTING A REPORT ON COMPETITION STRATEGY AND RISK

Beginning of Shareholder Proposal and Statement of Support:
RESOLVED that shareholders of Amazon.com, Inc. (“Amazon”) ask the board of directors to report to shareholders on how it oversees risks related to anticompetitive practices, including whether the full board or board committee has oversight responsibility, whether and how consideration of such risks is incorporated into board deliberations regarding strategy, and the board’s role in Amazon’s public policy activities related to such risks. The report should be prepared at reasonable expense and should omit confidential or proprietary information.
SUPPORTING STATEMENT
Anticompetitive practices of big tech companies, including Amazon, are receiving increasing scrutiny. A September 2020 survey found that 58% of Americans are not “confident they are getting objective and unbiased search results when using an online platform to shop or search,” and 79% said big tech mergers and acquisitions “unfairly undermine competition.”1 Criticism has focused on Amazon’s use of data on third-party sellers to launch competing products, the preferential placement accorded its own products, and its favorable treatment of sellers who use its fulfillment services.2
The House Judiciary Committee’s Antitrust Subcommittee began investigating competition in digital markets in 2019, focusing on Amazon, Apple, Facebook, and Google. The Subcommittee reviewed over a million documents and held seven hearings, including one at which Amazon CEO Jeff Bezos testified. The Subcommittee’s staff report was scathing: It found the companies’ control over key distribution channels allows them to further entrench themselves and “pick winners and losers throughout our economy,” inhibiting innovation and reducing consumer choices. The report concluded that Amazon engages in “extensive anticompetitive conduct in its treatment of third-party sellers.”3 The Federal Trade Commission and the California and New York Attorneys General are investigating Amazon for its use of third-party seller data.
The European Commission charged Amazon in November 2020 with “systematically relying on non-public business data of independent sellers who sell on its marketplace, to the benefit of Amazon’s own retail business, which directly competes with those third party sellers.” The Commission opened a second investigation into “the possible preferential treatment of Amazon’s own retail offers and those of marketplace sellers that use Amazon’s logistics and delivery services.”4 Amazon’s treatment of third-party sellers is also the subject of an investigation by German and Italian regulators.5
Backlash against anticompetitive practices can harm a company’s public reputation, and increase pressure for new regulation. Sixty percent of Americans favor more regulation of online platforms.6 The European Union is considering adopting new regulations and/or a “new competition tool” to deal with structural competition problems not effectively addressed through current rules.7 The Antitrust Subcommittee report recommended a slew of changes aimed at ending the monopolies enjoyed by Amazon and other platforms.8
Given the widespread debate and rapidly changing environment, we believe that robust board oversight would improve Amazon’s management of risks related to anticompetitive practices and that shareholders would benefit from more information about the board’s role.

SHAREHOLDER PROPOSALS

1
https://advocacy.consumerreports.org/press_release/consumer-reports-survey-finds-that-most-americans-support-government-regulation-of-online-platforms/

2
E.g., https://www.vox.com/2018/11/29/18023132/amazon-brand-policy-changes-marketplace-control-one-vendor; https://gizmodo.com/amazon-isnt-even-hiding-its-intentions-anymore-1845442072; https://www.wsj.com/articles/amazon-scooped-up-data-from-its-own-selIers-to-launch-competing-products-11587650015

3
https://judiciary.house.gov/uploadedfiles/competition_in_digital_markets.pdf, at 6, 16.

4
https://www.reuters.com/article/us-eu-amazon-com-antitrust-charges/eu-charges-amazon-with-anti-competitive-action-opens-second-probe-idUSKBN27Q1LJ

5
https://www.pymnts.com/antitrust/2020/german-authority-opens-probe-into-amazon-apple-over-alleged-anticompetition/; https://www.engadget.com/amazon-apple-italy-antitrust-investigation-141046089.html

6
https://advocacy.consumerreports.org/press_release/consumer-reports-survey-finds-that-most-americans-support-government-regulation-of-online-platforms/

7
https://docs.house.gov/meetings/JU/JU05/20200729/110883/HHRG-116-JU05-20200729-SD007.pdf

8
file:///Users/bethyoung/Documents/CtW/Antitrust/Legislative%20materials/Antitrust%20Subcommittee%20report%20competition_in_digital_markets.pdf, at 20-21.

End of Shareholder Proposal and Statement of Support
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 11

We seek to be Earth’s most customer-centric company and believe that our guiding principle of customer obsession is one of our greatest strengths. We seek to offer our customers a comprehensive selection of products, low prices, fast and free delivery, easy-to-use functionality, and timely customer service. By focusing obsessively on customers, we are internally driven to improve our services, add benefits and features, invent new products, lower prices, increase product selection, and speed up shipping times—before we have to. Our business operates in diverse segments that are intensely competitive and rapidly evolving. We face a broad array of competitors, large and small, from around the world. We account for less than 1% of the almost $25 trillion global retail market and less than 4% of retail in the United States. Nevertheless, as a large and innovative company offering a wide range of consumer and business products and services around the world, we expect to be scrutinized and are regularly subject to actual and threatened claims, litigation, reviews, investigations, and other proceedings, including proceedings by governments and regulatory authorities, involving a wide range of issues, including competition matters. The outcomes of these types of investigations and other legal proceedings are inherently unpredictable and subject to significant uncertainties.
Our Board has oversight of competition risks and regularly oversees and reviews presentations from management on various aspects of our business, including related risks and tactics and strategies for addressing them. In addition, as reflected in its charter, the Audit Committee of the Board is responsible for overseeing management of risks related to legal and regulatory matters and our compliance policies and procedures. The full Board and the Audit Committee have been kept apprised of the various investigations relating to competition matters and have provided, and will continue to provide, deep and thoughtful oversight. The Board takes all this information into account when overseeing and making important decisions regarding the Company’s strategy.
We also do not believe that the proposal’s request for additional information on the Board’s role in our policy activities in this area is necessary because we describe our Board’s oversight of the Company’s public policy activities in our annual U.S. Political Engagement Policy and Statement. Specifically, the Audit Committee of the Board annually reviews the Company’s U.S. Political Engagement Policy and Statement, related procedures, and a report on all of the Company’s campaign contributions and lobbying expenses, including donations made to trade associations or social welfare organizations, which are designed to align with and support the Company’s long-term strategy by promoting the interests of the Company and our customers.
By its very nature, much about the Company’s strategy and how we seek to compete effectively in the many, varied, and dynamic global market segments in which we operate is confidential, competitively sensitive, and proprietary, and thus, would not be within the scope of the report called for by this proposal. Moreover, competition and antitrust laws are but one area of legal compliance that are important and impactful to the Company and are among many of the risks that are important to and overseen by the Board. In light of the extensive disclosures the Company already provides regarding the Board’s risk oversight activities, and the limitations on the scope of the report arising from the foregoing considerations, we do not

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SHAREHOLDER PROPOSALS
believe the report requested by this proposal would be useful to shareholders. Accordingly, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting a report on competition strategy and risk.

ITEM 12—SHAREHOLDER PROPOSAL REQUESTING AN ADDITIONAL REDUCTION IN THRESHOLD FOR CALLING SPECIAL SHAREHOLDER MEETINGS

Beginning of Shareholder Proposal and Statement of Support:
Special Shareholder Meetings
RESOLVED: The shareholders of Amazon.com Inc (“Company”) hereby request the Board of Directors take the steps necessary to amend our bylaws and each appropriate governing document to give holders with an aggregate of 20% net long of our outstanding common stock the power to call a special shareowner meeting. This proposal does not impact our Board’s current power to call a special meeting.
SUPPORTING STATEMENT: Our Company only shareholders with at least 25% of Company shares to call a special meeting, whereas Delaware law provisions allow shareholders holding 10% of outstanding shareholder to call such meetings. A meaningful shareholder right to call a special meeting is a way to bring an important matter to the attention of both management and shareholders outside the annual meeting cycle. This is important because there could be 15-months between annual meetings.
Currently, 67% of S&P 500 companies allow shareholders to call a special meeting. Well over half of S&P 1500 companies also allow shareholders this right.
According to Proxy Insight’s “Resolution Tracker,” between May 2019 and August 2020 the topic of providing shareholders a right to call a special meeting won 57.5% at Electronic Arts, 70.2% at Sonoco Products, 52.3% at Verizon Communications, 97.3% at SPAR Group, and 78.9% at FleetCor Technologies.
Large funds such as Vanguard, TIAA-CREF, BlackRock and SSgA Funds Management, Inc. (State Street) support the right of shareholders to call special meetings. For example, BlackRock includes the following in its proxy voting guidelines: “[S]hareholders should have the right to call a special meeting…”
We urge the Board to join the mainstream of major U.S. companies and establish a right for shareholders owning 20% of our outstanding common sock [sic] to call a special meeting.
Please vote for: Special Shareowner Meetings  –  Proposal 12
End of Shareholder Proposal and Statement of Support
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 12

At Amazon’s Annual Meeting of Shareholders last year, our shareholders overwhelmingly approved an amendment to our Restated Certificate of Incorporation to lower the stock ownership threshold for shareholders to call a special meeting from 30% to 25%. In connection with recommending this amendment for a shareholder vote last year, the Board carefully considered the appropriate threshold for shareholders to be able to request a special meeting based on evolving governance practices as well as investor feedback and previous shareholder votes on the matter, and determined, following consultation with shareholders, that an ownership threshold of 25% for shareholders to call a special meeting was most appropriate and in the best interests of the Company and its shareholders. As the overwhelming support for this amendment last year

SHAREHOLDER PROPOSALS
suggests, our current 25% threshold aligns with shareholder preferences and also preserves the Company’s ability to focus on the long-term benefit of all shareholders.
In addition, a 25% threshold is most common at large companies. As of February 2021, a 25% ownership threshold is the most common threshold in the S&P 100, in effect at 38% (a plurality) of those companies that permit shareholders to call special meetings.
The Company continues to believe that it is important for shareholders to have the ability to call special shareholder meetings. However, the Company believes that a 20% threshold, as suggested by the proponent, increases the risk of special meetings being called by a few shareholders focused on narrow or short-term interests rather than the long-term best interests of the Company and shareholders generally. For example, event-driven hedge funds could use special meetings to disrupt our business plans or to facilitate self-serving short-term financial strategies at the expense of the interests of our stakeholders, including our customers, employees, suppliers, and communities, as well as long-term shareholder value. Even if they are ultimately not able to obtain support from a majority of shares, those who might seek to call a special shareholders meeting could subject us to considerable expense, distract management and the Board from important business initiatives, or seek self-interested concessions in exchange for avoiding a special meeting.
For these reasons, our Board recommends that shareholders vote against this shareholder proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting an additional reduction in threshold for calling special shareholder meetings.

ITEM 13—SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON LOBBYING

Beginning of Shareholder Proposal and Statement of Support:
Lobbying Disclosure
WHEREAS: Full disclosure of Amazon.com’s lobbying activities and expenditures is needed to assess whether such lobbying fully serves shareholder best interest, and is consistent with Amazon’s stated policy goals.
RESOLVED: Shareholders request the preparation of an annual report to disclose Amazon’s:
1.
Policies and procedures that govern lobbying (both direct and indirect) and grassroots lobbying communications.

2.
Payments used for: (A) direct or indirect lobbying, and (B) grassroots lobbying communications  –  in each case including the amount of payment and recipient.

3.
Board and management decision-making processes, and manner of oversight for making the payments described above.

For these purposes, a “grassroots lobbying communication” is one directed to the general public that:
•
Refers to specific legislation or regulation,

•
Reflects a view on legislation or regulation,

•
Encourages the recipient to take action regarding legislation or regulation.

“Indirect lobbying” is lobbying conducted by trade associations or other organizations to which Amazon belongs. Reporting on both types of lobbying should disclose efforts at the local, state, and federal levels.
This report shall be presented to the Audit Committee and posted on Amazon’s website.
SUPPORTING STATEMENT
Amazon spent $65.0 million on federal lobbying for the four years 2015-2019. This does not include state lobbying (where Amazon also lobbies) where disclosure is uneven or entirely absent. For example, Amazon spent $1.7 million lobbying in

2021 Proxy Statement       55

SHAREHOLDER PROPOSALS
California in that same period. And Amazon’s 2020 lobbying set a “new lobbying record as tech antitrust scrutiny grows.”1 Amazon also lobbies overseas, in 2019 spending €1.8-2.0 million on European lobbying efforts alone.
Amazon belongs to the Business Roundtable (“BRT”) and the Chamber of Commerce (“CoC”), which have together spent over $2.0 billion on lobbying since 1998; and the company supports the Competitive Enterprise Institute, a controversial climate-denial organization.2 Amazon does not disclose individual payments to trade associations, so-called social welfare organizations, or what portion is used for lobbying  –  whether grassroots or indirect. Under the Lobbying Disclosure Act, grassroots lobbying is not reported at the federal level, and disclosure is spotty or entirely absent by state.
Amazon’s lack of disclosure creates serious reputational risk when its spending contradicts publicly-held company positions. For example: (A) CEO Jeff Bezos signed the BRT’s Statement on the Purpose of a Corporation  –  committing to invest in employees  –  yet Amazon hired lobbyists on COVID-19 issues to counter workers who protested lack of protections3; (B) Amazon publicly supported COVID-19 efforts, but its CoC dues went to directly lobby against use of the Defense Production Act for production of personal protective equipment for workers4; (C) Amazon cofounded the Climate Pledge, yet has only one lobbyist working on climate issues, while the CoC undermined the Paris climate accord.5 Groups are calling on CoC members, like Amazon, to change the CoC’s position on climate.6
Reputational damage from misalignments like these can significantly harm long-term shareholder value.
THEREFORE: We urge expanding Amazon’s lobbying disclosure, and encourage a vote FOR this proposal.

1
https://finance.yahoo.com/news/amazon-sets-lobbying-record-tech-170541932.html.

2
www.nytimes.com/2019/07/10/climate/nyt-climate-newsletter-cei.html.

3
www.cnbc.com/2020/07/31/big-tech-spends-20-million-on-lobbying-including-on-coronavirus-bills.html.

4
https://public-accountability.org/report/unmasked-the-corporations-backing-a-lobbying-campaign-against-the-use-of-the-defense-production-act/.

5
www.eenews.net/stories/1063718517.

6
www.nationofchange.org/2020/10/01/after-calling-for-climate-action-us-chamber-of-commerce-pushes-pro-fossil-fuel-agenda/.

End of Shareholder Proposal and Statement of Support
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 13

We report comprehensively and transparently on our public policy expenditures, including direct and indirect lobbying expenditures such as our payments to trade associations, and we comply with all applicable regulations requiring public disclosure of corporate political activity. Our policy addressing these activities is set forth in our 2020 U.S. Political Engagement Policy and Statement, which is updated annually and available on our investor relations website.52
We participate in the policymaking process by informing public officials about our positions on issues significant to our customers and other stakeholders and our business. These issues are discussed in the context of existing and proposed laws, legislation, regulations, and policy initiatives, and cover topics such as commerce, intellectual property, trade, data privacy, transportation, and web services.
Amazon has in place measures that provide oversight of our lobbying and political engagement activity. Our Vice President of Public Policy reviews and approves each campaign contribution made with Company funds or resources to, or in support of, any candidate, political campaign, political party, political committee, or public official in any country, or to any other organization for campaign-related purposes, to ensure that it is lawful and consistent with the Company’s business objectives and public policy priorities. Our Senior Vice President for Global Corporate Affairs, Senior Vice President and General Counsel, and Audit Committee annually review the U.S. Political Engagement Policy and Statement, related procedures, and a report on all of our campaign contributions and lobbying expenses, including donations made to other organizations such as trade associations or 501(c)(4) social welfare organizations that may engage in indirect lobbying on behalf of the Company.

52
Available at https://ir.aboutamazon.com/corporate-governance/.

SHAREHOLDER PROPOSALS
Our spending on federal lobbying activities is required to be reported to the House and Senate and is publicly available at http://www.senate.gov/legislative/Public_Disclosure/LDA_reports.htm. Our spending on state government relations efforts is generally required to be reported and disclosed on applicable state websites such as those maintained by secretaries of state, state ethics and public disclosure commissions, state legislatures, and similar websites. Our 2020 U.S. Political Engagement Policy and Statement discloses the total amounts we spent on federal lobbying activities and government relations efforts in all U.S. states (non-federal) in 2020.
In addition, our 2020 U.S. Political Engagement Policy and Statement discloses the U.S.-based trade associations, coalitions, charities, and social welfare organizations to which Amazon’s Public Policy team contributed at least $10,000 in 2020. The proponent is concerned that we take public stances on positions, and then contribute to trade associations and other organizations, requesting that they use our donations to act contrary to our positions. We do not do this. While we may not agree with all of the positions of each organization, its leaders, or its other supporters, we believe that the Company’s support will help advance those policy objectives that are aligned with our interests. We discuss our policy positions and views at https://www.aboutamazon.com/about-us/our-positions. While the proponent cites Amazon’s lobbying on COVID-19 issues, we have been transparent throughout the pandemic about our active efforts to help keep employees safe and deliver for our customers, including pursuing in-house COVID-19 testing and advocating for vaccine access for our front-line employees.
In addition, we recognize that human-induced climate change is real and that action is needed from the public and private sectors. In 2019, we co-founded The Climate Pledge—a commitment to be net-zero carbon across our businesses by 2040, 10 years ahead of the Paris Agreement. We work in collaboration with leading organizations including We Are Still In, We Mean Business, Ceres, C2ES, Race to Zero, and TED Countdown to accelerate private sector efforts and support public sector action to meet the Paris Agreement goals. In addition, as part of our sustainability efforts, we advocate in support of public policy that advances access to and the expansion of clean energy.53 We engage actively with our trade associations to ensure they understand and represent our positions on climate change. Amazon regularly reviews the climate change positions taken by our trade associations to determine whether our memberships remain appropriate.
In light of existing oversight, procedures, and public disclosures regarding our lobbying and political engagement activities, the Board recommends shareholders vote against the proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting additional reporting on lobbying.

ITEM 14—SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CUSTOMER USE OF CERTAIN TECHNOLOGIES

Beginning of Shareholder Proposal and Statement of Support:
Whereas, Amazon Web Services markets and sells to government a facial recognition system (Rekognition), that may pose significant financial risks due to privacy and human rights implications;
Human and civil rights organizations are concerned that facial surveillance technology may violate civil rights by unfairly and disproportionately targeting and surveilling people of color, immigrants and civil society organizations;
Nearly 70 organizations asked Amazon to stop selling Rekognition, citing its role enabling “government surveillance infrastructure”;
Hundreds of Amazon employees petitioned Amazon’s Chief Executive Officer to stop providing Rekognition to government, a practice detrimental to internal company cohesion, morale, and undermining employees’ commitment to retail customers by placing those customers at risk of warrantless, discriminatory surveillance, as Amazon faced year-long protests after reportedly pitching Rekognition to Immigration and Customs Enforcement;

53
See All In: Staying the Course on Our Commitment to Sustainability, at 92, available at https://sustainability.aboutamazon.com/pdfBuilderDownload?name=sustainability-all-in-december-2020.

2021 Proxy Statement       57

SHAREHOLDER PROPOSALS
The American Civil Liberties Union found Rekognition matched 28 members of Congress, incorrectly identifying them as individuals who have been arrested for a crime, and later found Rekognition falsely matched 1 in 5 California lawmakers, while other research shows Rekognition is worse at identifying black women than white men and misgenders nonbinary people;
Multiple cities and states have banned government facial technology, including Portland’s recent ban for both government and private use, while a Federal ban was introduced in bicameral legislation this year;
There is little evidence our Board of Directors, as part of its fiduciary oversight, has rigorously assessed risks to Amazon’s financial performance, reputation and shareholder value associated with privacy and human rights threats to customers and other stakeholders;
Amazon announced Rekognition detects all “seven emotions”, including “Fear”. If sold to government, the technology could be used to repress dissenters and produce errors, discrimination and harm;
At the 2019 Amazon shareholders meeting, a similar proposal received strong support and in 2020 the resolution received 31.9% support;
Further, in the face of a growing movement against police brutality and bias in criminal justice, Amazon issued a moratorium on Rekognition for use by police departments for a year, in clear recognition of the multiple risks it poses to society and to the company. In contrast, Microsoft banned face-recognition sales to police awaiting federal regulation, while IBM said it no longer offers the software.
Resolved: Shareholders request the Board of Directors commission an independent study of Rekognition and report to shareholders regarding:
•
The extent to which such technology may endanger, threaten or violate privacy and/or civil rights, and unfairly or disproportionately target or surveil people of color, immigrants and activists in the United States;

•
The extent to which such technologies may be marketed and sold to authoritarian or repressive governments, including those identified by the United States Department of State Country Reports on Human Rights Practices;

•
The potential loss of good will and other financial risks associated with these human rights issues;

The report should be produced at reasonable expense, exclude proprietary or legally privileged information, and be published no later than September 1st, 2021.
End of Shareholder Proposal and Statement of Support
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 14

Amazon is committed to the responsible use of our artificial intelligence and machine learning (AI/ML) products and services. We have continuously taken steps to address illegal and discriminatory use of such technology through customer contractual requirements, policies, practices, and advocacy efforts. In our view, the proponent mischaracterizes our technology and ignores the many concrete steps we have taken to mitigate risks of potential misuse of such technology. The following are key developments and considerations, which are also detailed further below:
1.
Amazon Rekognition is an image analysis service that can analyze objects, people, text, scenes, and activities in images and videos. Contrary to the proponent’s mischaracterization, it is not a surveillance system. Amazon Rekognition allows customers to provide images or video they want to have analyzed or compared, and does not provide images or databases to customers. The service analyzes the customer’s images or video and returns an output (e.g., identifying the presence of an umbrella in an image), including a confidence score indicating how accurate the service believes the output to be (e.g., 67% confidence the image contains an umbrella). Common use cases include online content moderation and detecting text and objects in images to organize photos.

2.
Amazon understands the capability of facial recognition technology to solve complex problems that benefit society, as well as the risks if the technology were to be misused. We have urged governments and lawmakers to regulate use of technology to ensure it is used appropriately and have proposed guidelines for effective regulatory frameworks and

SHAREHOLDER PROPOSALS
guardrails that protect individual civil liberties and ensure that governments are transparent in their use. In addition to these policy efforts, we have contractual restrictions that prohibit the use of Amazon Rekognition for anything illegal, harmful, fraudulent, infringing, or offensive, as well as specific guidance and requirements regarding public disclosure, training, and other safeguards. We also announced a one-year moratorium on police use of Amazon’s facial recognition technology to give lawmakers time to implement appropriate rules.
3.
AWS has internal mechanisms to address issues related to responsible use of Amazon Rekognition’s face comparison features. For example, we have science and technical experts that help design, test, and audit our services for fairness and accuracy and to mitigate potential bias, and we dedicate significant resources to ensuring that our technology is accurate. We also have cross-functional experts from engineering, science, product, legal, and policy backgrounds that establish processes and procedures to drive responsible use of AWS’s AI/ML services, including Amazon Rekognition, and we have reviewed and turned down potential customers that would violate our Acceptable Use Policy. We also have a mechanism to allow third parties to report potential abuses of the technology, and in the four-plus years AWS has been offering Amazon Rekognition, we have not received a single report of use in the harmful manner posited in the proposal.

When used properly and responsibly, facial recognition technology significantly reduces the amount of time needed to identify people or objects in photos and video, making it an effective tool for business purposes, as well as for law enforcement and government agencies. Since being introduced in 2016, non-profit, advocacy, and government groups have used Amazon Rekognition’s facial recognition capabilities to protect human rights, including tracking and stopping child exploitation and rescuing victims of human trafficking, as well as locating hundreds of missing children. It has also been used to build educational apps, enhance security through multi-factor authentication, identify suggestive or explicit website content in order to block or remove those images, and provide identity verification as part of mobile banking services for underbanked individuals in emerging geographies, among numerous other examples.
We understand the risks associated with potential misuse of facial recognition technology and, in connection with extensive discussions with customers, researchers, academics, policymakers, and civil society groups, we have taken the following actions to review and address concerns around potential misuse:
•
Implemented Police Moratorium. On June 10, 2020, AWS implemented a one-year moratorium on use of Amazon Rekognition’s face comparison feature by police departments in connection with criminal investigations. We believe this moratorium will give governments time to implement appropriate rules, and we stand ready to help with any such initiatives. Since this announcement, several United States state and local jurisdictions have introduced, debated, and implemented such laws, and we anticipate additional activity and progress in this area. We support the calls for an appropriate national legislative framework that protects individual civil rights and ensures that governments are transparent in their use of facial recognition technology, and have provided guidance to those thinking about these issues.54

•
Enhanced Legal Terms. All customers using Amazon Rekognition must comply with the relevant AWS legal terms. In early 2020, prior to our implementation of the moratorium on police use, we spent significant resources and consulted with law enforcement customers, civil society groups, and other stakeholders to perform an extensive review of and update to our legal terms to require certain disclosures and practices around law enforcement use cases. For example, if a law enforcement agency uses Amazon Rekognition in connection with criminal investigations, AWS legal terms require it to publicly disclose its use of facial recognition systems, summarize the safeguards in place to prevent violations of civil liberties or equivalent human rights, and make the disclosure easily accessible; we also direct customers to resources made available by the U.S. Federal Bureau of Investigation and Department of Justice in this area.55 In addition, if Amazon Rekognition is used to assist in identifying a person, and actions will be taken based on the identification that could impact that person’s civil liberties or equivalent human rights, AWS legal terms require the decision to take action to be made by an appropriately trained person based on their independent examination of the identification evidence, and the agency to ensure that such personnel receive appropriate training on the responsible use of facial recognition systems.56 We believe this framework strikes a balance between the benefits and risks of use of facial recognition by law enforcement and helps address concerns around potential misuse.

54
Available at https://aws.amazon.com/blogs/machine-learning/some-thoughts-on-facial-recognition-legislation/.

55
See https://aws.amazon.com/service-terms/ (Section 50.8.4). This term directs customers to example FBI statements, FBI privacy assessments, and the Facial Recognition Policy Development Template published by the U.S Department of Justice’s Bureau of Justice Assistance; see also https://www.fbi.gov/news/testimony/facial-recognition-technology-ensuring-transparency-in-government-use; https://www.fbi.gov/services/information-management/foipa/privacy-impact-assessments/facial-analysis-comparison-and-evaluation-face-services-unit; https://bja.ojp.gov/sites/g/files/xyckuh186/files/Publications/Face-Recognition-Policy-Development-Template-508-compliant.pdf.

56
See https://aws.amazon.com/service-terms/.

2021 Proxy Statement       59

SHAREHOLDER PROPOSALS
•
Actively Engage in Policy Discussions. Amazon believes that facial recognition technology should not be banned or condemned simply because there is a potential that people may misuse it. Many technologies, like cell phones or cameras, could also be misused. Instead, as we have made clear in our statement of positions, “we think that governments and lawmakers should act to regulate the use of this technology to ensure it’s used appropriately, and we have proposed guidelines for effective regulatory frameworks and guardrails that protect individual civil rights and ensures that governments are transparent in their application of the technology.”57 In addition to our implementation of the moratorium on police use, AWS continues to engage with a large number of diverse stakeholders on these issues, including civil society groups, academia, policymakers, and law enforcement officials.

•
Require Customer Agreement to Acceptable Use Policy. As a condition to using Amazon Rekognition and every other AWS service, a customer (including government or law enforcement customer) must accept the AWS Acceptable Use Policy (the “AUP”), which prohibits use of AWS’s services “for any illegal, harmful, fraudulent, infringing or offensive use,” including “[a]ny activities that are illegal, that violate the rights of others, or that may be harmful to others, our operations or reputation.”58 This includes the violation of any laws related to privacy, discrimination, and civil rights. AWS will suspend or terminate access to Amazon Rekognition if we determine a customer is violating our AUP or the updated terms mentioned above.

•
Provide Reporting Mechanisms. AWS provides a website and e-mail address where any person can report suspected abuse, and AWS employs trained staff that review every report that is received. In the more than four years AWS has been offering Amazon Rekognition, AWS has not received a single report of Amazon Rekognition being used in the harmful manner posited in the proposal.

•
Dedicate Significant Resources to Machine Learning Accuracy and Bias Mitigation. AWS dedicates significant resources to testing, auditing, and improving its technology so that it is constantly learning and improving accuracy, including providing diverse perspectives on its technology development teams, using training data sets that reflect gender, racial, ethnic, religious, and cultural diversity, and incorporating feedback from third parties. We have science and technical experts who help promote fairness by design in our products and services, including helping to design, test, and audit our services for fairness and accuracy and to mitigate potential bias, and who publish academic papers and provide thought leadership in this area.59 AWS also recently announced the availability of new capabilities that help customers detect bias in ML models and increase transparency by helping explain model behavior to stakeholders and customers.60 We continue to invest heavily in this area and work closely with customers and other stakeholders on addressing these important issues.

•
Provide Customer Guidance on Best Practices and Acceptable Use. AWS provides guidance to customers on best practices for utilizing and analyzing the results from using facial recognition technology. For example, in line with the enhancements to the AWS legal terms described above, AWS recommends that in public safety use cases: a 99% or higher confidence threshold be used to reduce errors and false positives; human reviewers verify the system’s results; and decisions not be made based on the system output without additional human review. AWS also recommends customers be transparent about the use of face detection and comparison systems in such use cases, including, wherever possible, informing end users and subjects about the use of these systems, obtaining consent for that use, and providing a mechanism for end users and subjects to provide feedback to improve the system.61 As noted above, we have cross-functional experts from engineering, science, product, legal, and policy backgrounds who establish processes and procedures to drive responsible use of AWS’s AI/ML services, including Amazon Rekognition. When we are approached by customers with potential use cases that may implicate our AUP, these experts analyze the proposed use case and we have turned down customers whose proposed uses would violate our AUP.

•
Support Standardized Testing Methodologies and Benchmarks. We believe it is important that there be standardized testing methodologies and benchmarks for cloud-based facial recognition technologies. AWS encourages and supports the development of independent standards by entities like the National Institute of Standards and Technology (NIST) and other independent and recognized research organizations and standards bodies to develop tests that support cloud-based facial recognition software. We are engaging with NIST and other stakeholders to offer our direct assistance towards this effort. We also support efforts by members of the academic community to establish independent and trusted criteria, benchmarks, and evaluation protocols around facial recognition services.

57
Available at https://www.aboutamazon.com/about-us/our-positions and https://aws.amazon.com/blogs/machine-learning/some-thoughts-on-facial-recognition-legislation/.

58
Available at https://aws.amazon.com/aup/.

59
Available at https://arxiv.org/abs/2007.06570 and https://www.youtube.com/watch?v=JCGUYFe6P2k.

60
Available at https://aws.amazon.com/sagemaker/clarify/.

61
Available at https://docs.aws.amazon.com/rekognition/latest/dg/rekognition-dg.pdf.

SHAREHOLDER PROPOSALS
In addition, we note this proposal includes some mischaracterizations and inaccuracies about Amazon Rekognition. First, as we note above, Amazon Rekognition is not a surveillance program. Amazon Rekognition does not provide any photos or data for users to search against, nor does it obtain images for users to perform searches on. Instead, the service can be used to help identify objects, people, text, scenes, and activities in images and videos, as well as to detect inappropriate content. Thus, the first element of this proposal, which requests a report on the extent to which Amazon Rekognition may target or surveil certain persons, is misleading, since Amazon Rekognition is not a surveillance technology; it does not target or surveil people any more than technologies like cell phones or cameras, which are also subject to misuse. Second, we believe that the third-party tests from 2018 once again cited by the proponent do not fairly address Amazon’s Rekognition technology. While the advocacy group publishing the tests has not published its data set, methodology, or results in detail, using information made available publicly, we have demonstrated that the technology was not used properly (for example, by using only an 80% confidence threshold when we recommend a 99% threshold in scenarios where highly accurate facial matches are important, and a 99% or higher threshold for many law enforcement use cases). When we have attempted to re‑create their tests using the service correctly, the misidentification rate dropped to zero despite the fact that we used a much larger dataset of faces.62
Finally, it is not true that our Board lacks oversight in this area. Our Board has reviewed Amazon Rekognition, along with many other programs, as part of numerous AWS business reviews. In addition, our Nominating and Corporate Governance Committee has provided oversight on behalf of the Board over the human rights aspects of Amazon’s Rekognition technology, as well as our other technologies, and has specifically reviewed Amazon Rekognition’s facial recognition capabilities in 2020. Under its charter, the Nominating and Corporate Governance Committee, which is comprised of directors with experience in emerging technologies and public policy, is given responsibility for overseeing and monitoring the Company’s policies and initiatives relating to corporate social responsibility, including human rights and ethical business practices, and risks related to the Company’s operations and engagement with customers, suppliers, and communities.
The proposal requests that the Company prepare a report about the extent to which Amazon’s Rekognition technology may endanger, threaten, or violate privacy and civil rights, target or surveil particular groups, and could be marketed and sold to authoritarian or repressive governments, as well as possible financial risks. Conversations around responsible development and use of AI/ML systems are happening around the world among government, industry, academia, and other groups. Amazon is an active participant and contributor to these conversations, and Amazon teams and subject matter experts are helping lead the industry on these very issues. As demonstrated above, we have conscientiously acted to review and address the concerns expressed in the proposal and transparently provided information regarding our actions to the public. In light of our commitment to customer trust, privacy, and security; the material benefits to both society and organizations of Amazon Rekognition’s image and video analysis capabilities; and our ongoing transparency and efforts to address potential misuse of Amazon Rekognition, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting a report on customer use of certain technologies.

62
See https://aws.amazon.com/blogs/aws/thoughts-on-machine-learning-accuracy/. In addition, in May 2020, a third-party replicating the study of Congress members referenced in the proposal confirmed that when used at the threshold recommended for law enforcement, Amazon Rekognition produced no incorrect matches. See https://www.comparitech.com/blog/vpn-privacy/facial-recognition-study/.

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BENEFICIAL OWNERSHIP OF SHARES
The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 16, 2021 (except as otherwise indicated) by (i) each person or entity known by us to beneficially own more than 5% of our common stock, (ii) each director, (iii) each executive officer for whom compensation information is given in the Summary Compensation Table in this Proxy Statement, and (iv) all directors and executive officers as a group. Except as otherwise indicated, and subject to any interests of the reporting person’s spouse, we believe that the beneficial owners of common stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares. As of February 16, 2021, we had 503,597,984 shares of common stock outstanding.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Jeffrey P. Bezos 410 Terry Avenue North, Seattle, WA 98109	70,616,270(1)	14.0%
The Vanguard Group, Inc. 100 Vanguard Blvd, Malvern, PA 19355	32,435,650(2)	6.4%
BlackRock, Inc. 55 East 52nd Street, New York, NY 10055	27,570,149(3)	5.5%
Keith B. Alexander	0	*
Jamie S. Gorelick	6,612	*
Daniel P. Huttenlocher	950	*
Judith A. McGrath	1,984	*
Indra K. Nooyi	851	*
Jonathan J. Rubinstein	6,758	*
Thomas O. Ryder	9,491	*
Patricia Q. Stonesifer	1,967	*
Wendell P. Weeks	1,745	*
Brian T. Olsavsky	1,771	*
David H. Clark	2,021	*
Andrew R. Jassy	86,475	*
David A. Zapolsky	3,667	*
All directors and executive officers as a group (15 persons)	70,746,684(4)	14.0%

*
Less than 1%.

(1)
Includes 17,404,224 shares as to which Mr. Bezos has sole voting power and no investment power.

(2)
As of December 31, 2020, based on information provided in a Schedule 13G filed February 10, 2021. The Vanguard Group has sole voting power with respect to 0 of the reported shares, shared voting power with respect to 737,302 of the reported shares, sole investment power with respect to 30,536,246 of the reported shares, and shared investment power with respect to 1,899,404 of the reported shares.

(3)
As of December 31, 2020, based on information provided in a Schedule 13G filed February 5, 2021. BlackRock, Inc. has sole voting power with respect to 23,746,219 of the reported shares, shared voting power with respect to 0 of the reported shares, and sole investment power with respect to all of the reported shares.

(4)
Includes 6,122 shares beneficially owned by other executive officers not individually listed in the table.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Compensation Philosophy – Overview
We design our compensation programs to attract and retain the best talent, reinforce ownership, emphasize performance as a basis for compensation, recognize the need for global and flexible compensation approaches, and filter compensation decisions through our Leadership Principles. As a result, our compensation programs encourage experimentation, innovation, and long-term thinking, and we avoid tying compensation to a few discrete, short-term performance goals, financial or otherwise.
Our goal of providing competitive compensation arrangements to attract and retain the best talent applies throughout the Company. In the United States, we are a leader in providing starting pay of at least $15 per hour, more than double the federal minimum wage, and we provide numerous benefits to our employees, including comprehensive medical benefits, 401(k) matching contributions, parental leave for both parents (birth parents are eligible for up to 20 weeks of leave and partners up to six), and access to Career Choice, a program through which we pay up to 95% of tuition and fees towards a certificate or diploma in qualified fields of study. In 2020, we also recognized front-line employees and their vital role serving their communities during the COVID-19 pandemic by awarding over $2.5 billion in special bonuses and incentives for our teams globally, including a $500 million special recognition bonus in December, which followed a similar $500 million bonus early in the summer. We created hundreds of thousands of jobs in 2020 alone, increasing our total employees worldwide to approximately 1.3 million.
Our compensation is simple and generally has two basic components:
•
A modest base salary; and

•
Periodic grants of time-vested restricted stock units subject to long-term vesting requirements.

As stated in the Company’s 1997 letter to shareholders, we believe that a fundamental measure of our success will be the shareholder value we create over the long term. To achieve this goal, we prioritize stock-based compensation that vests over an extended period of time and encourages motivated, customer-centric employees to think and act like owners, because they are owners. We are committed to the concept of employees as owners, and we believe that employees should have strong long-term incentives that align their interests with those of our shareholders. Our total compensation program is structured and delivered to encourage and reinforce ownership attitudes and behaviors. We believe employees and owners should share in the risk and rewards, similar to our shareholders. We expect our employees to drive the success of the Company and be aligned to the resulting performance of our stock through their restricted stock unit grants.
We do not tie cash or equity compensation to performance goals. A performance goal assumes some level of success by a prescribed measure. But to have a culture that relentlessly pursues invention and is focused on building shareholder value, not just for the current year, but five, ten, or even twenty years from now, we must encourage experimentation and long-term thinking, which, by definition, means we do not know in advance what will work. We do not want employees to focus solely on short-term returns at the expense of long-term growth and innovation.
We recognize that this is a different approach to executive compensation; however, it has worked for us. For example, in 1997, had we adopted performance measures appropriate for a bookseller, we may have inadvertently discouraged our employees from investing their time and energy in initiatives that later became AWS, Kindle, Alexa, and our robust third-party seller business. In addition, in 2019 when we announced and co-founded The Climate Pledge and committed to be net-zero carbon across our business by 2040, a decade ahead of the Paris Agreement’s goal of 2050, we did not need to adjust or renegotiate performance goals with our employees to reflect that The Climate Pledge introduces new benefits and new costs to our performance over the long term. In addition, given the unique nature of Amazon and our many initiatives, standardized industry indices are either too broad or too narrow to serve as relevant comparisons for benchmarking company performance. Benchmarking performance against a technology index might have proven a disincentive to building our own devices, developing our own movies and TV shows, or innovating shipping and delivery methods. A customized

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index locks in a business profile at a point in time and may deter employees from considering or pursuing initiatives that do not fit into that mold. Further, tying compensation to specific business performance measures could discourage employee mobility across our businesses and, in particular, deter high-performing employees from taking important and challenging roles in businesses that could benefit most from their leadership. This is why we choose to deliver the majority of compensation in restricted stock unit awards subject to lengthy vesting requirements.
Compensation Philosophy – Applied
Our compensation philosophy for our “named executive officers” identified in the “Summary Compensation Table” below is generally the same as for all of our employees who receive equity compensation and is governed by the following principles.
•
Our compensation program is designed to attract and retain the highest caliber employees by providing above industry-average compensation assuming stock price performance.

•
Our compensation program provides strong long-term incentives to align our employees’ interests with our shareholders’ interests.

•
Our compensation program emphasizes performance and contribution to our long-term success as a basis for compensation increases, as opposed to rewarding solely for length of service.

•
Our compensation program reinforces and reflects our core values, including customer obsession, invent and simplify, bias for action, acting like owners and thinking long term, hiring and developing the best, and frugality.

For our named executive officers, all of whom are employed on an at-will basis, we provide few perquisites and generally do not provide cash bonuses other than in a new-hire context. We do not maintain nonqualified deferred compensation plans, supplemental executive retirement plan benefits, cash severance programs, or change-in-control benefits for our executive officers.
We believe that the best measure of our performance is how we are valued over the long term. To help align our executives with long-term value creation, we compensate them primarily with restricted stock unit awards that have long vesting periods, generally five years or more. Over time, executives will have multiple restricted stock unit awards that vest over many years, and thus provide a greater amount of potential compensation in later years than the current year. In addition, when we set our executives’ target compensation, we assume a fixed annual increase in the stock price so that our executives’ compensation will be negatively impacted if our stock price is flat or declines, and is favorably impacted if the stock performs beyond the initial stock price assumption. This encourages them to seek out, develop, and pursue initiatives that focus on serving our customers and reflect a long-term view for thinking about our operations holistically and contributing to initiatives across the Company.
We believe our compensation philosophy has served our employees and shareholders well, since as of the end of 2020, our stock price had increased approximately 20,828% over twenty years (a compound annual growth rate of 31%), 1,709% over ten years, 382% over five years, and 178% over three years. This does not mean that our stock price increased on a year-over-year basis each of these years; for example, in 2014, the stock declined 22%. However, our long term approach to performance and compensation helped to retain our talent despite short-term stock price volatility.
Base Salaries
Base salaries for named executive officers are designed to provide a minimum level of cash compensation and to be significantly less than those paid to senior leadership at similarly situated companies. Base salaries ranged from $81,840 for Mr. Bezos to $175,000 for Mr. Jassy. Mr. Clark’s salary was increased to $175,000 effective upon his becoming CEO Worldwide Consumer in January 2021. Due to Mr. Bezos’ substantial ownership in Amazon, Mr. Bezos requested not to receive additional compensation and has never received annual cash compensation in excess of his current amount.
Stock-Based Compensation
The primary component of a named executive officer’s total compensation is stock-based compensation in order to closely tie total compensation to long-term shareholder value. Accordingly, named executive officers receive sizeable stock-based awards at the time of hire and are also eligible for stock-based awards on a periodic basis. Because our compensation program is designed to reward long-term performance and operate over a period of years, named executive officers

EXECUTIVE COMPENSATION
typically receive stock-based awards every other year, with the most recent grants vesting over six or seven years. Because annual total compensation as reported in the Summary Compensation Table below includes the entire fair value as of the grant date of a stock award granted in that year, without regard to the fact that the grant vests over a number of years, a named executive officer’s total compensation as reported will be higher in years in which he or she receives a grant compared to years in which he or she does not receive a grant. Due to Mr. Bezos’ substantial stock ownership, he believes he is appropriately incentivized and his interests are appropriately aligned with shareholders’ interests. Mr. Bezos has never received any stock-based compensation from Amazon.
Since late 2002, we have used restricted stock units as our primary stock-based compensation vehicle. We believe that restricted stock units align the long-term interests of named executive officers and shareholders and help efficiently manage overall shareholder dilution from stock awards. Restricted stock unit grant amounts and vesting for named executive officers, whether for new hire or subsequent grants, are established by the Leadership Development and Compensation Committee after receiving recommendations from the Senior Vice President of Human Resources and the Chief Executive Officer. These restricted stock unit grants generally vest over a period of five years or more. Vesting does not accelerate as a result of termination of employment or upon a change-in-control (unless the Leadership Development and Compensation Committee determines that the acquiring company will not be assuming or substituting the awards). The elements and terms of our executive compensation program remained the same during 2020 as in prior years.
For new hire grants and grants made in connection with internal promotions, the Senior Vice President of Human Resources, the Chief Executive Officer, and the Leadership Development and Compensation Committee consider a variety of factors, including the compensation of similarly situated senior executives at Amazon, the named executive officer’s expected level of responsibility and expected contributions to our future success, and the compensation of similarly situated executives at other companies, including retail, Internet, technology, and media companies.
For periodic grants, the Senior Vice President of Human Resources, the Chief Executive Officer, and the Leadership Development and Compensation Committee consider a variety of factors, including the named executive officer’s level of responsibility, past contributions to our performance, and expected contributions to our future success, as well as the compensation of similarly situated executives at other companies, including retail, Internet, technology, and media companies. Generally, the Leadership Development and Compensation Committee considers whether to make periodic grants to executive officers in connection with our annual performance and compensation review process, which normally occurs between January and April.
For both new hire and periodic restricted stock unit grants, the Senior Vice President of Human Resources and Chief Executive Officer develop grant recommendations by evaluating the factors above to set a total compensation target for each named executive officer and then designing restricted stock unit grants to help meet those total compensation targets based on stock price appreciation assumptions, taking into account the named executive officer’s cash compensation and the estimated value of pre-existing stock-based compensation vesting in subsequent years, if any. In this process, the Senior Vice President of Human Resources and Chief Executive Officer view projected total compensation for a given year as cash compensation expected to be earned in that year plus an assumed value of stock-based compensation vesting in that year. Because we focus on total compensation over time and take into account existing compensation, periodic grants for a smaller number of shares do not necessarily reflect lower total compensation.
Performance Considerations for 2020 Grants
In September 2020, Messrs. Olsavsky and Zapolsky received restricted stock unit awards with vesting beginning in May 2022, Mr. Clark received a restricted stock unit award with vesting beginning in May 2021, and Mr. Jassy received a restricted stock unit award with vesting beginning in May 2024, assuming continued employment. We have summarized the performance of each named executive officer that the Leadership Development and Compensation Committee considered in granting the awards, as follows:
•
Mr. Olsavsky received a restricted stock unit award for 5,407 shares. In making this grant, the Leadership Development and Compensation Committee considered the factors discussed above with respect to periodic grants, including Mr. Olsavsky’s experience and skill in managing the Company’s financial organization, his sustained performance over the years preceding the grant, his long-term perspective, and his expected future contributions, including his continued oversight of our finance organization. Key aspects of Mr. Olsavsky’s performance include implementing a financing program that includes amendment of our credit facility to increase our borrowing capacity to $7 billion, expansion of our

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commercial paper program, which was increased to $10 billion in the first half of 2020, and the Company’s successful $10 billion note offering in June 2020, managing our other credit arrangements and liquidity to finance our operations and continue our expansion, including during the COVID-19 pandemic, overseeing the expansion of our seller lending program which assists small and medium-sized businesses selling through the Amazon marketplace, supporting our growth in operating cash flows, which increased from approximately $18 billion in 2017 to more than $38 billion in 2019, maintaining strong internal controls over financial reporting as the scope of our operations grew, executing on a balanced capital allocation strategy, and oversight of controlled growth of business expenses.
•
Mr. Clark, who served during 2019 as Senior Vice President, Worldwide Operations, and was named CEO Worldwide Consumer effective January 2021, received a restricted stock unit award for 10,660 shares. In making this grant, the Leadership Development and Compensation Committee considered the factors discussed above with respect to periodic grants, including Mr. Clark’s experience and skill in managing Worldwide Operations for our consumer business, his sustained performance over the years preceding the grant, his long-term perspective, and his expected future contributions, including in his future role managing the Worldwide Consumer business. Key aspects of Mr. Clark’s performance include the development of innovative delivery arrangements such as Amazon Air and our last-mile delivery networks, the expansion and staffing of our fulfillment centers, including development of industry-leading pay and training programs, the expansion of grocery delivery through Amazon Fresh and Whole Foods Market from approximately 10 cities in 2018 to 2,000 cities and towns in 2019, his leadership in numerous sustainability initiatives with respect to the Company’s operations, and his significant contributions to the Company’s response to the COVID-19 pandemic, including implementation of over 150 significant process changes in our global operations network and Whole Foods Market stores to promote the health and safety of our employees, customers, and communities, hiring, training, and integrating hundreds of thousands of new employees, prioritization of stocking and delivering household staples, medical supplies, and other critical products, and the delivery of more than 200 million essential health and safety products to healthcare and government organizations in tens of thousands of locations across the United States.

•
Mr. Jassy received a restricted stock unit award for 11,328 shares. In making this grant, the Leadership Development and Compensation Committee considered the factors discussed above with respect to periodic grants, including Mr. Jassy’s experience and skill in managing the Amazon Web Services business, his sustained performance over the years preceding the grant, his long-term perspective, and his expected future contributions, including his continued oversight of expansion and innovation at AWS. Key aspects of Mr. Jassy’s performance include AWS’s increase in net sales from approximately $17 billion in 2017 to more than $35 billion for 2019, AWS’s increase in operating income by approximately $5 billion over that same period, his oversight of the expansion of AWS from 52 Availability Zones in 2017 to 69 Availability Zones in 2019, the launch of numerous new AWS services in 2019, the significant growth of machine learning services and capabilities available through AWS, the growth of databases migrated to AWS using the AWS Database Migration Service from approximately 54,000 databases in 2017 to more than 150,000 in 2019, and the expansion of enhancements and features to AWS database services, including Amazon Aurora, Amazon RDS, Amazon Redshift, and Amazon Dynamo DB.

•
Mr. Zapolsky received a restricted stock unit award for 5,407 shares. In making this grant, the Leadership Development and Compensation Committee considered the factors discussed above with respect to periodic grants, including Mr. Zapolsky’s experience and skill in managing the Company’s legal organization, his sustained performance over the years preceding the grant, his long-term perspective, and his expected future contributions, including his continued oversight of our legal organization, including following our COVID-19 work-from-home transitions. Key aspects of Mr. Zapolsky’s performance include the quality and thoroughness of his counsel and advice to management and the Board on legal and policy issues arising in the course of the Company’s growth, the development of legal and compliance programs that he has overseen to support Amazon’s Worldwide Consumer operations, AWS, and the finance organization as those groups have embarked on new projects, entered new jurisdictions, and undertaken new businesses, his management of actual and threatened claims, litigation, reviews, investigations, and other proceedings involving a wide range of issues, and his establishment and continued support of the Amazon Justice League, our pro bono program that leverages the talents of our legal personnel to provide legal services to underserved people, communities, and organizations.

In addition, Mr. Clark received an additional restricted stock unit award in September 2020 for 4,000 shares, which vests 37.5% in 2023, 12.5% in 2024, 37.5% in 2026, and 12.5% in 2027. This grant was given in recognition of Mr. Clark’s promotion to CEO of Worldwide Consumer effective January 2021, his level of responsibility relative to compensation for senior executives of comparably sized businesses at peer companies, including that the size of operations he will manage is equivalent to those managed by chief executive officers of many other Fortune 100 companies, and to further support

EXECUTIVE COMPENSATION
his commitment to strategic long-term planning. The Leadership Development and Compensation Committee also considered Mr. Clark’s expected contribution to our future success over the long term in light of his significant past contributions.
In evaluating the compensation of our named executive officers in 2020, the Leadership Development and Compensation Committee considered the vesting schedule of existing equity awards as well as aggregated information from third-party surveys, including compensation data for retail, Internet, technology, and media companies including Alphabet, Apple, AT&T, Best Buy, Cisco, eBay, Facebook, General Electric, Honeywell, IBM, Intel, Microsoft, Oracle, Starbucks, Target, Walmart, and The Walt Disney Company. The Leadership Development and Compensation Committee exercises discretion in determining executive officers’ compensation and does not require that compensation be set at a specific level relative to what is reflected in the survey data.
The total number of restricted stock units granted to our named executive officers during the three-year period from 2018 to 2020 represented on average (i) 0.42% of the total number of restricted stock units granted to all employees during the same three-year period and (ii) less than 0.01% of the weighted-average number of shares outstanding for the same three-year period.
New Hire Cash Bonuses
None of the named executive officers received a new hire cash bonus in 2020.
Other Compensation and Benefits
Named executive officers receive additional compensation in the form of vacation, medical, 401(k), relocation, and other benefits generally available to all of our employees. At times, we may provide security for Mr. Bezos and certain other executive officers, including security in addition to that provided at business facilities and during business-related travel. We believe that all Company-incurred security costs are reasonable and necessary and for the Company’s benefit. The Leadership Development and Compensation Committee periodically reviews the amount and nature of executive officers’ security expenses. Reportable security expenses are included in the “All Other Compensation” column of the Summary Compensation Table. We do not provide any other perquisites or other personal benefits to our named executive officers.
Tax Considerations
As a result of 2017 tax law changes, we expect that equity awards granted or other compensation provided under arrangements entered into or materially modified on or after November 2, 2017 generally will not be deductible to the extent they result in taxable compensation to a named executive officer that exceeds $1 million in any one year.
Clawback Policy
As set forth in our Board of Directors Guidelines on Significant Corporate Governance Issues, we have a compensation clawback policy that permits us to recover equity and cash bonuses from current and former named executive officers and other members of senior management if they engage in fraud or intentional misconduct that causes or contributes to a restatement of our financial statements.
Anti-Hedging Policy
Under our trading policies, directors, executive officers, and other employees above a specified level, as well as persons sharing their households, are prohibited from engaging in any speculative, hedging, or derivative security transaction that primarily involves or references Amazon securities. Other employees are prohibited from engaging in such hedging transactions unless they confirm that they satisfy certain conditions, including that they are not in possession of material non-public information, and that the arrangement expires or settles automatically at least six months after the date entered into with no discretion by the employee as to the timing or manner of settlement.
Shareholder Advisory Vote to Approve Executive Compensation
At our Annual Meetings of Shareholders in 2019 and 2020 (covering our named executive officers’ last periodic restricted stock unit grants in 2018), our shareholders overwhelmingly approved the compensation of our named executive officers,

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EXECUTIVE COMPENSATION
with more than 97% of the votes cast for approval of our executive compensation on an advisory basis in each year. The Leadership Development and Compensation Committee evaluated the results of the 2019 and 2020 advisory votes approving the compensation of our named executive officers as well as discussions we have had in recent years with our shareholders and the other factors discussed in this Compensation Discussion and Analysis when evaluating our executive compensation and compensation policies and practices. While each of these factors informed the Leadership Development and Compensation Committee’s decisions regarding our executive compensation program, the Leadership Development and Compensation Committee did not implement changes to our executive compensation program as a result of the shareholder advisory votes.
Shareholder Engagement and Compensation Feedback
We meet regularly with our shareholders, including both large and small investors, to discuss numerous issues, including our performance and compensation philosophy. In 2020, as part of our corporate governance engagement, we met with corporate governance representatives at shareholders owning over 35% of our stock (excluding the approximately 14% voted by our founder and Chief Executive Officer). During the course of these meetings, investors indicated that they understand and appreciate the long-term, owner-oriented nature and size of our stock awards. In general, shareholders expressed no concerns with the manner in which our executive compensation program operates.
Leadership Development and Compensation Committee Report
The Leadership Development and Compensation Committee, which is composed solely of independent members of the Board of Directors, assists the Board in fulfilling its oversight responsibility relating to, among other things, establishing and reviewing compensation of the Company’s executive officers. The Leadership Development and Compensation Committee reviewed and discussed with management the Company’s Compensation Discussion and Analysis and, based on the review and discussion, recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
The Leadership Development and Compensation Committee
Daniel P. Huttenlocher
Judith A. McGrath
Thomas O. Ryder

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth for the year ended December 31, 2020 the compensation reportable for the named executive officers, as determined by SEC rules.
2020 Summary Compensation Table
Name and Principal Position	Year	Salary	Stock Awards(1)	All Other Compensation	Total
Jeffrey P. Bezos Chief Executive Officer	2020	$81,840	$—	$1,600,000(2)	$1,681,840
	2019	81,840	—	1,600,000	1,681,840
	2018	81,840	—	1,600,000	1,681,840
Brian T. Olsavsky SVP and Chief Financial Officer	2020	160,000	17,010,985	3,200(3)	17,174,185
	2019	160,000	—	3,200	163,200
	2018	160,000	6,770,149	3,200	6,933,349
David H. Clark CEO Worldwide Consumer(4)	2020	160,000	46,121,888	6,783(5)	46,288,671
Andrew R. Jassy CEO Amazon Web Services	2020	175,000	35,639,068	34,381(5)	35,848,449
	2019	175,000	—	173,809	348,809
	2018	175,000	19,466,434	91,232	19,732,666
David A. Zapolsky SVP, General Counsel, and Secretary(4)	2020	160,000	17,010,985	3,200(3)	17,174,185

(1)
Stock awards are reported at aggregate grant date fair value in the year granted, as determined under applicable accounting standards. Grant date fair value for restricted stock units is determined based on the number of shares granted multiplied by the average of the high and the low trading price of common stock of the Company on the grant date, without regard to the fact that the grants vest over a number of years. See Note 1, “Description of Business, Accounting Policies, and Supplemental Disclosures—Stock-Based Compensation,” in Item 8, “Financial Statements and Supplementary Data,” in our 2020 Annual Report on Form 10-K.

(2)
Represents the approximate aggregate incremental cost to Amazon of security arrangements for Mr. Bezos in addition to security arrangements provided at business facilities and for business travel. We believe that all Company-incurred security costs are reasonable and necessary and for the Company’s benefit, and that the amount of the reported security expenses for Mr. Bezos is especially reasonable in light of his low salary and the fact that he has never received any stock-based compensation.

(3)
Represents the value of cash and/or shares of common stock we contributed to the named executive officer’s account in our 401(k) plan.

(4)
Messrs. Clark and Zapolsky became named executive officers for 2020.

(5)
Reflects the value of cash and/or shares of common stock we contributed to the named executive officer’s account in our 401(k) plan and the approximate aggregate incremental cost to Amazon of security arrangements in addition to security arrangements provided at business facilities and for business travel ($3,583 and $30,881 for Messrs. Clark and Jassy, respectively). We believe that all Company-incurred security costs are reasonable and necessary and for the Company’s benefit.

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EXECUTIVE COMPENSATION
Grants of Plan-Based Awards
Grants of Plan-Based Awards in 2020
Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock Awards(1)
Jeffrey P. Bezos	—	—	$—
Brian T. Olsavsky	9/28/2020	5,407(2)(3)	17,010,985
David H. Clark	9/28/2020	10,660(2)(4)	33,537,471
	9/28/2020	4,000(2)(5)	12,584,417
Andrew R. Jassy	9/28/2020	11,328(2)(6)	35,639,068
David A. Zapolsky	9/28/2020	5,407(2)(7)	17,010,985

(1)
Stock awards are reported at aggregate grant date fair value, as determined under applicable accounting standards. Grant date fair value for restricted stock units is determined based on the number of shares granted multiplied by the average of the high and the low trading price of common stock of the Company on the grant date, without regard to the fact that the grants vest over a number of years. The holder of the restricted stock unit award does not have any voting, dividend, or other ownership rights in the shares of common stock subject to the award unless and until the award vests and the shares are issued.

(2)
The vesting schedule reflects total compensation targets for future years based on the number of shares vesting and stock price assumptions for each future year.

(3)
This award vests based upon the following vesting schedule: 148 shares on each of May 21, 2022, August 21, 2022, and November 21, 2022; 149 shares on February 21, 2023; 197 shares on each of May 21, 2023, August 21, 2023, November 21, 2023, and February 21, 2024; 568 shares on each of May 21, 2024, August 21, 2024, and November 21, 2024; 569 shares on February 21, 2025; 438 shares on each of May 21, 2025, August 21, 2025, and November 21, 2025; and 439 shares on February 21, 2026.

(4)
This award vests based upon the following vesting schedule: 190 shares on each of May 21, 2021, August 21, 2021, November 21, 2021, and February 21, 2022; 364 shares on each of May 21, 2022, August 21, 2022, November 21, 2022, and February 21, 2023; 419 shares on each of May 21, 2023, August 21, 2023, November 21, 2023, and February 21, 2024; 955 shares on each of May 21, 2024, August 21, 2024, November 21, 2024, and February 21, 2025; and 737 shares on each of May 21, 2025, August 21, 2025, November 21, 2025, and February 21, 2026.

(5)
This award vests based upon the following vesting schedule: 500 shares on each of May 21, 2023, August 21, 2023, November 21, 2023, February 21, 2024, May 21, 2026, August 21, 2026, November 21, 2026, and February 21, 2027.

(6)
This award vests based upon the following vesting schedule: 1,598 shares on each of May 21, 2024, August 21, 2024, November 21, 2024, and February 21, 2025; and 1,234 shares on each of May 21, 2025, August 21, 2025, November 21, 2025, and February 21, 2026.

(7)
This award vests based upon the following vesting schedule: 148 shares on each of May 21, 2022, August 21, 2022, and November 21, 2022; 149 shares on February 21, 2023; 197 shares on each of May 21, 2023, August 21, 2023, November 21, 2023, and February 21, 2024; 568 shares on each of May 21, 2024, August 21, 2024, and November 21, 2024; 569 shares on February 21, 2025; 438 shares on each of May 21, 2025, August 21, 2025, and November 21, 2025; and 439 shares on February 21, 2026.

EXECUTIVE COMPENSATION
Outstanding Equity Awards and Stock Vested
The following table sets forth information concerning the outstanding stock awards held at December 31, 2020 by the named executive officers.
Outstanding Equity Awards at 2020 Fiscal Year-End
Name	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1)
Jeffrey P. Bezos	—	$—
Brian T. Olsavsky Restricted stock units	15,901(2)	51,788,444
David H. Clark Restricted stock units	29,586(3)	96,359,531
Andrew R. Jassy Restricted stock units	48,756(4)	158,794,879
David A. Zapolsky Restricted stock units	15,901(5)	51,788,444

(1)
Reflects the closing market price of our common stock on December 31, 2020, $3,256.93, multiplied by the number of restricted stock units that were not vested as of December 31, 2020.

(2)
Reflects shares of our common stock subject to: (a) a restricted stock unit award that vested as to 1,138 shares on February 15, 2021; (b) a restricted stock unit award that vested as to 239 shares on February 15, 2021; and vesting as follows, assuming continued employment: 1,060 shares on each of May 15, 2021, August 15, 2021, November 15, 2021, and February 15, 2022; (c) a restricted stock unit award vesting as follows, assuming continued employment: 688 shares on each of May 21, 2022 and August 21, 2022; 689 shares on each of November 21, 2022 and February 21, 2023; 530 shares on May 21, 2023; and 531 shares on each of August 21, 2023, November 21, 2023, and February 21, 2024; and (d) a restricted stock unit award vesting as follows, assuming continued employment: 148 shares on each of May 21, 2022, August 21, 2022, and November 21, 2022; 149 shares on February 21, 2023; 197 shares on each of May 21, 2023, August 21, 2023, November 21, 2023, and February 21, 2024; 568 shares on each of May 21, 2024, August 21, 2024, and November 21, 2024; 569 shares on February 21, 2025; 438 shares on each of May 21, 2025, August 21, 2025, and November 21, 2025; and 439 shares on February 21, 2026.

(3)
Reflects shares of our common stock subject to: (a) a restricted stock unit award that vested as to 1,006 shares on February 15, 2021; (b) a restricted stock unit award that vested as to 844 shares on February 15, 2021; and vesting as follows, assuming continued employment: 1,425 shares on each of May 15, 2021 and August 15, 2021; and 1,426 shares on each of November 15, 2021 and February 15, 2022; (c) a restricted stock unit award vesting as follows, assuming continued employment: 1,040 shares on May 21, 2022; 1,041 shares on each of August 21, 2022, November 21, 2022, and February 21, 2023; 802 shares on May 21, 2023; and 803 shares on each of August 21, 2023, November 21, 2023, and February 21, 2024; (d) a restricted stock unit award vesting as follows, assuming continued employment: 190 shares on each of May 21, 2021, August 21, 2021, November 21, 2021, and February 21, 2022; 364 shares on each of May 21, 2022, August 21, 2022, November 21, 2022, and February 21, 2023; 419 shares on each of May 21, 2023, August 21, 2023, November 21, 2023, and February 21, 2024; 955 shares on each of May 21, 2024, August 21, 2024, November 21, 2024, and February 21, 2025; and 737 shares on each of May 21, 2025, August 21, 2025, November 21, 2025, and February 21, 2026; and (e) a restricted stock unit award vesting as follows, assuming continued employment: 500 shares on each of May 21, 2023, August 21, 2023, November 21, 2023, February 21, 2024, May 21, 2026, August 21, 2026, November 21, 2026, and February 21, 2027.

(4)
Reflects shares of our common stock subject to: (a) a restricted stock unit award that vested as to 2,792 shares on February 15, 2021; and vesting as follows, assuming continued employment: 2,153 shares on each of May 15, 2021, August 15, 2021, and November 15, 2021; and 2,154 shares on February 15, 2022; (b) a restricted stock unit award vesting as follows, assuming continued employment: 3,000 shares on each of May 15, 2022, August 15, 2022, November 15, 2022, and February 15, 2023; (c) a restricted stock unit award vesting as follows, assuming continued employment: 1,005 shares on May 21, 2023; and 1,006 shares on each of August 21, 2023, November 21, 2023, and February 21, 2024; (d) a restricted stock unit award vesting as follows, assuming continued employment: 1,250 shares on each of May 21, 2021, August 21, 2021, November 21, 2021, February 21, 2022, May 21, 2023, August 21, 2023, November 21, 2023, and February 21, 2024; and (e) a restricted stock unit award vesting as follows, assuming continued employment: 1,598 shares on each of May 21, 2024, August 21, 2024, November 21, 2024, and February 21, 2025; and 1,234 shares on each of May 21, 2025, August 21, 2025, November 21, 2025, and February 21, 2026.

(5)
Reflects shares of our common stock subject to: (a) a restricted stock unit award that vested as to 1,377 shares on February 15, 2021; and vesting as follows, assuming continued employment: 1,060 shares on each of May 15, 2021, August 15, 2021, November 15, 2021, and February 15, 2022; (b) a restricted stock unit award vesting as follows, assuming continued employment: 688 shares on each of May 21, 2022 and August 21, 2022; 689 shares on each of November 21, 2022 and February 21, 2023; 530 shares on May 21, 2023; and 531 shares on each of August 21, 2023, November 21, 2023, and February 21, 2024; and (c) a restricted stock unit award vesting as follows, assuming continued employment: 148 shares on each of May 21, 2022, August 21, 2022, and November 21, 2022; 149 shares on February 21, 2023; 197 shares on each of May 21, 2023, August 21, 2023, November 21, 2023, and February 21, 2024; 568 shares on each of May 21, 2024, August 21, 2024, and November 21, 2024; 569 shares on February 21, 2025; 438 shares on each of May 21, 2025, August 21, 2025, and November 21, 2025; and 439 shares on February 21, 2026.

2021 Proxy Statement       71

EXECUTIVE COMPENSATION
Stock Vested in 2020
The following table sets forth information concerning stock awards that vested during the last fiscal year with respect to the named executive officers.
	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Jeffrey P. Bezos	—	$—
Brian T. Olsavsky	5,895	15,727,098
David H. Clark	7,918	21,124,313
Andrew R. Jassy	16,446	41,479,134
David A. Zapolsky	5,895	15,727,098

(1)
Amount is the number of shares of stock acquired upon vesting multiplied by the closing market price of our common stock on the vesting date (or the preceding trading day if the vesting date was not a trading day).

Potential Payments Upon Termination of Employment or Change-in-Control
Termination and Change-in-Control Agreements or Arrangements
We do not have any contracts, agreements, or arrangements with any of our named executive officers providing for additional benefits or payments in connection with a termination of employment, change in job responsibility, or change-in-control. Upon termination of employment for any reason, all unvested restricted stock units expire.
Change-in-Control Provisions of 1997 Plan
In the event of (i) the merger or consolidation in which we are not the surviving corporation pursuant to which shares of common stock are converted into cash, securities, or other property (other than a merger in which holders of common stock immediately before the merger have the same proportionate ownership of the capital stock of the surviving corporation immediately after the merger), (ii) the sale, lease, exchange, or other transfer of all or substantially all of our assets (other than a transfer to a majority-owned subsidiary), or (iii) the approval by the holders of common stock of any plan or proposal for our liquidation or dissolution (each a “Corporate Transaction”), the Leadership Development and Compensation Committee will determine whether provision will be made in connection with the Corporate Transaction for the assumption of stock-based awards under the 1997 Plan or the substitution of appropriate new awards covering the stock of the successor corporation or an affiliate of the successor corporation. If the Leadership Development and Compensation Committee determines that no such assumption or substitution will be made, vesting of outstanding awards under the 1997 Plan will automatically accelerate so that such awards become 100% vested immediately before the Corporate Transaction. On a hypothetical basis, assuming the Leadership Development and Compensation Committee had made such a determination in a Corporate Transaction that closed on December 31, 2020, the dollar value of the unvested stock-based awards held by named executive officers that would have vested based on the closing price of our common stock of $3,256.93 on December 31, 2020 is set forth in the “Outstanding Equity Awards at 2020 Fiscal Year-End” table.

SECURITIES AUTHORIZED FOR
ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table sets forth information concerning our equity compensation plans as of December 31, 2020:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by shareholders	15,165,603(1)	82,691,178(2)
Equity compensation plans not approved by shareholders	—	18,812,972
Total	15,165,603(3)	101,504,150

(1)
Includes 15,165,603 shares issuable pursuant to restricted stock unit awards, which awards may be granted only under our shareholder-approved 1997 Plan. There is no exercise price associated with a restricted stock unit award. Accordingly, we have not included a column in the table reporting the weighted-average exercise price of outstanding awards.

(2)
The 1997 Plan authorizes the issuance of options and restricted stock unit awards.

(3)
Excludes 12,555 shares of common stock issuable upon exercise of stock options having a weighted-average exercise price of $70.28 under equity plans assumed by Amazon as a result of acquisitions.

Equity Compensation Plans Not Approved by Security Holders
The Board adopted the 1999 Nonofficer Employee Stock Option Plan (the “1999 Plan”) to enable the grant of nonqualified stock options to employees, consultants, agents, advisors, and independent contractors of Amazon and its subsidiaries who are not officers or directors of Amazon. Restricted stock units, our primary form of stock-based compensation since 2002, are not granted from the 1999 Plan. The 1999 Plan, which does not have a fixed expiration date, has not been approved by our shareholders. The Leadership Development and Compensation Committee is the administrator of the 1999 Plan, and as such determines all matters relating to options granted under the 1999 Plan, including the selection of the recipients, the size of the grants, and the conditions to vesting and exercisability. The Leadership Development and Compensation Committee has delegated authority to make grants under the 1999 Plan to another committee of the Board and to certain officers, subject to specified limitations on the size and terms of such grants. A maximum of 40 million shares of common stock were reserved for issuance under the 1999 Plan.

2021 Proxy Statement       73

PAY RATIO DISCLOSURE
The 2020 annual total compensation of our median compensated employee (identified from all full- and part-time permanent and temporary employees worldwide, excluding our CEO) was $29,007; Mr. Bezos’ 2020 annual total compensation was $1,681,840, and the ratio of those amounts is 1-to-58. For 2020, the median annual total compensation for all U.S. full-time Amazon employees was $37,930, up from $36,640 as reported for 2019, reflecting Amazon’s $15-an-hour starting pay as well as special bonuses and incentives awarded to our teams in 2020 in recognition of their role serving communities during the COVID-19 pandemic. In addition to leading compensation, we provide numerous benefits to our employees, including comprehensive medical benefits, 401(k) matching contributions, parental leave for both parents (birth parents are eligible for up to 20 weeks of leave and partners up to six), and access to Career Choice, a program under which we pay up to 95% of tuition and fees towards a certificate or diploma in qualified fields of study. For purposes of identifying the median compensated employee, we took into account salary, bonus, and grant date fair value of RSUs granted during the year for all our employees as of October 1, 2020. We also annualized compensation for employees who did not work the entire year, except for employees designated as seasonal or temporary.
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Justin Burks, an employee of Amazon, is the son-in-law of Thomas O. Ryder, a director. In 2020, Mr. Burks earned $160,000 in salary. He was also granted a restricted stock unit award with respect to 315 shares, vesting over 3.9 years. His compensation is consistent with the total compensation provided to other employees of the same level with similar responsibilities.
Jeff Bezos, our President, CEO, and Chairman, owns Blue Origin, an aerospace manufacturer and spaceflight services company, and entities that publish The Washington Post, and we do business in the ordinary course with each company. In 2020, Amazon sold approximately $3.5 million of consumer goods to Blue Origin under a line of credit. In 2020, Amazon purchased approximately $1.6 million of advertising from, and paid approximately $6.5 million related to digital content to, the Washington Post entities, all on terms negotiated on an arms-length basis.
The Audit Committee reviews and, as appropriate, approves and ratifies “related person” transactions, defined as any transaction, arrangement, or relationship (including any indebtedness or guarantee of indebtedness), or any series of similar transactions, arrangements, or relationships, in which (a) the aggregate amount involved will or may be expected to exceed $120,000, (b) Amazon is a participant, and (c) any Related Person has or will have a direct or indirect material interest (other than solely as a result of being a director or trustee (or any similar position) or a less than 10 percent beneficial owner of another entity). A “Related Person” is any (a) person who is an executive officer, director, or nominee for election as a director of Amazon, (b) greater than 5 percent beneficial owner of our outstanding common stock, or (c) Immediate Family Member of any of the foregoing. An “Immediate Family Member” is any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or employee) sharing the household of a person. We do not have written policies or procedures for related person transactions but rely on the Audit Committee’s exercise of business judgment, consistent with Delaware law, in reviewing such transactions.

OTHER INFORMATION
Expenses of Solicitation
The accompanying proxy is solicited by and on behalf of the Board of Directors, and the cost of such solicitation will be borne by Amazon. Georgeson Inc. may solicit proxies by personal interview, mail, telephone, and electronic communications. We will pay Georgeson Inc. $29,000 plus variable amounts for additional proxy solicitation services. We will also supply proxy materials to brokers and other nominees to solicit proxies from beneficial owners, and we will reimburse them for their expenses in forwarding solicitation materials. Solicitations also may be made by personal interview, mail, telephone, and electronic communications by directors, officers, and other Amazon employees without additional compensation.
Other Matters
As of the date of this Proxy Statement there are no other matters that we intend to present, or have reason to believe others will present, at the Annual Meeting. If, however, other matters properly come before the Annual Meeting, the accompanying proxy authorizes the persons named as proxies or their substitutes to vote on such matters as they determine appropriate.
Proposals of Shareholders
To be considered for inclusion in the proxy statement and proxy card for the 2022 Annual Meeting, proposals of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and shareholder director nominations pursuant to the proxy access provisions of the Bylaws must be submitted in writing to the Corporate Secretary of Amazon. com, Inc., at the address of our principal offices (see “General” on page 1 of this Proxy Statement), and must be received no later than 6:00 p.m., Pacific Time, on Thursday, December 16, 2021 and, in the case of a proxy access nomination, no earlier than Tuesday, November 16, 2021. The submission of a shareholder proposal or proxy access nomination does not guarantee that it will be included in our proxy statement.
Our Bylaws include separate advance notice provisions applicable to shareholders desiring to bring nominations for directors before an annual shareholders meeting other than pursuant to the Bylaws’ proxy access provisions or to bring proposals before an annual shareholders meeting other than pursuant to Rule 14a-8. These advance notice provisions require that, among other things, shareholders give timely written notice to the Secretary of Amazon.com, Inc. regarding such nominations or proposals and provide the information and satisfy the other requirements set forth in the Bylaws.
To be timely, a shareholder who intends to present nominations or a proposal at the 2022 Annual Meeting of Shareholders other than pursuant to the Bylaws’ proxy access provisions or Rule 14a-8 must provide the information set forth in the Bylaws to the Secretary of Amazon.com, Inc. no earlier than January 26, 2022 and no later than February 25, 2022. However, if we hold the 2022 Annual Meeting of Shareholders more than 30 days before, or more than 60 days after, the anniversary of the 2021 Annual Meeting date, then the information must be received no earlier than the 120th day prior to the 2022 Annual Meeting date, and not later than (i) the 90th day prior to the 2022 Annual Meeting date or (ii) the tenth day after public disclosure of the 2022 Annual Meeting date, whichever is later. If a shareholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-4 under the Securities Exchange Act of 1934, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

2021 Proxy Statement       75

OTHER INFORMATION
Householding; Availability of Annual Report on Form 10-K and Proxy Statement
A copy of our combined Annual Report to Shareholders and Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Annual Report”) accompanies this Proxy Statement. If you and others who share your mailing address own common stock in street name, meaning through a bank, brokerage firm, or other nominee, you may have received a notice that your household will receive only one annual report and proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, from each company whose stock is held in such accounts. This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it, and a single copy of this Proxy Statement and the 2020 Annual Report (and/or a single copy of our Notice of Internet Availability of Proxy Materials) has been sent to your address. Each street name shareholder receiving this Proxy Statement by mail will continue to receive a separate voting instruction form.
If you would like to revoke your consent to householding and in the future receive your own set of proxy materials (or your own Notice of Internet Availability of Proxy Materials, as applicable), or if your household is currently receiving multiple copies of the same items and you would like in the future to receive only a single copy at your address, please contact Householding Department by mail at 51 Mercedes Way, Edgewood, New York 11717, or by calling 1-866-540-7095, and indicate your name, the name of each of your brokerage firms or banks where your shares are held, and your account numbers. The revocation of a consent to householding will be effective 30 days following its receipt. You will also have an opportunity to opt in or opt out of householding by contacting your bank or broker.
If you would like an additional copy of the 2020 Annual Report, this Proxy Statement, or the Notice of Internet Availability of Proxy Materials, these documents are available in digital form for download or review by visiting “Annual Reports, Proxies and Shareholder Letters” at www.amazon.com/ir. Alternatively, we will promptly send a copy of these documents to you without charge upon request by mail to Investor Relations, Amazon.com, Inc., P.O. Box 81226, Seattle, Washington 98108-1226, or by calling 1-800-426-6825. Please note, however, that if you did not receive a printed copy of our proxy materials and you wish to receive a paper proxy card or voting instruction form or other proxy materials for the purposes of the Annual Meeting, you should follow the instructions included in your Notice of Internet Availability of Proxy Materials.
If you own shares in street name, you can also register to receive all future shareholder communications electronically, instead of in print. This means that links to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail. Holders in street name can register for electronic delivery at http://www.icsdelivery.com/amzn. Electronic delivery of shareholder communications helps save Amazon money by reducing printing and postage costs.

amazon

AMAZON.COM, INC.
C/O PROXY SERVICES
P.O. BOX 9142
FARMINGDALE, NY 11735

SCAN TO VIEW MATERIALS & VOTE

D31144-P50085-Z79192

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

AMAZON.COM, INC.

Company Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3.

		For	Against	Abstain
1.	ELECTION OF DIRECTORS			
	Nominees			
1a.	Jeffrey P. Bezos	☐	☐	☐
1b.	Keith B. Alexander	☐	☐	☐
1c.	Jamie S. Gorelick	☐	☐	☐
1d.	Daniel P. Huttenlocher	☐	☐	☐
1e.	Judith A. McGrath	☐	☐	☐
1f.	Indra K. Nooyi	☐	☐	☐
1g.	Jonathan J. Rubinstein	☐	☐	☐
1h.	Thomas O. Ryder	☐	☐	☐
1i.	Patricia Q. Stonesifer	☐	☐	☐
1j.	Wendell P. Weeks	☐	☐	☐
2.	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS	☐	☐	☐
3.	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	☐	☐	☐

Shareholder Proposals — The Board of Directors recommends a vote AGAINST Proposals 4 through 14.

		For	Against	Abstain
4.	SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CUSTOMER DUE DILIGENCE	☐	☐	☐
5.	SHAREHOLDER PROPOSAL REQUESTING A MANDATORY INDEPENDENT BOARD CHAIR POLICY	☐	☐	☐
6.	SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON GENDER/RACIAL PAY	☐	☐	☐
7.	SHAREHOLDER PROPOSAL REQUESTING A REPORT ON PROMOTION DATA	☐	☐	☐
8.	SHAREHOLDER PROPOSAL REQUESTING A REPORT ON PACKAGING MATERIALS	☐	☐	☐
9.	SHAREHOLDER PROPOSAL REQUESTING A DIVERSITY AND EQUITY AUDIT REPORT	☐	☐	☐
10.	SHAREHOLDER PROPOSAL REQUESTING AN ALTERNATIVE DIRECTOR CANDIDATE POLICY	☐	☐	☐
11.	SHAREHOLDER PROPOSAL REQUESTING A REPORT ON COMPETITION STRATEGY AND RISK	☐	☐	☐
12.	SHAREHOLDER PROPOSAL REQUESTING AN ADDITIONAL REDUCTION IN THRESHOLD FOR CALLING SPECIAL SHAREHOLDER MEETINGS	☐	☐	☐
13.	SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON LOBBYING	☐	☐	☐
14.	SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CUSTOMER USE OF CERTAIN TECHNOLOGIES	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

SCAN TOVIEW MATERIALS & VOTE AMAZON.COM, INC. C/O PROXY SERVICESP.O. BOX 9142 FARMINGDALE, NY 11735 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on May 25, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/AMZN2021You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on May 25, 2021. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D31144-P50085-Z79192 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.D31145-P50085-Z79192Annual Meeting of Shareholders –– May 26, 2021THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANYThe undersigned shareholder of Amazon.com, Inc., a Delaware corporation (the "Company"), hereby appoints Jeffrey P. Bezos, Brian T. Olsavsky, and David A. Zapolsky, or any one of them, with full power of substitution in each, as proxies to cast all votes that the undersigned is entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held at 9:00 a.m., Pacific Time, on May 26, 2021 at www.virtualshareholdermeeting.com/AMZN2021, or any adjournment or postponement thereof, with authority to vote upon the proposals identified on the reverse side of this Proxy Card and in their discretion upon such other matters as may be properly presented at the meeting.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER AND IN ACCORDANCE WITH THE DIRECTION OF THE PROXIES AS TO ANY OTHER MATTERS THAT ARE PROPERLY PRESENTED. IF DIRECTION IS NOT GIVEN, THIS PROXY WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.(Conti

amazon

AMAZON.COM, INC.
C/O PROXY SERVICES
P.O. BOX 9142
FARMINGDALE, NY 11735

SCAN TO VIEW MATERIALS & VOTE

DETACH AND RETURN THIS PORTION ONLY

AMAZON.COM, INC.

Company Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3.

1. ELECTION OF DIRECTORS

Nominees	For	Against	Abstain
1a. Jeffrey P. Bezos	☐	☐	☐
1b. Keith B. Alexander	☐	☐	☐
1c. Jamie S. Gorelick	☐	☐	☐
1d. Daniel P. Huttenlocher	☐	☐	☐
1e. Judith A. McGrath	☐	☐	☐
1f. Indra K. Nooyi	☐	☐	☐
1g. Jonathan J. Rubinstein	☐	☐	☐
1h. Thomas O. Ryder	☐	☐	☐
1i. Patricia Q. Stonesifer	☐	☐	☐
1j. Wendell P. Weeks	☐	☐	☐
2. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS	☐	☐	☐
3. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	☐	☐	☐

Shareholder Proposals — The Board of Directors recommends a vote AGAINST Proposals 4 through 14.

	For	Against	Abstain
4. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CUSTOMER DUE DILIGENCE	☐	☐	☐
5. SHAREHOLDER PROPOSAL REQUESTING A MANDATORY INDEPENDENT BOARD CHAIR POLICY	☐	☐	☐
6. SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON GENDER/RACIAL PAY	☐	☐	☐
7. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON PROMOTION DATA	☐	☐	☐
8. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON PACKAGING MATERIALS	☐	☐	☐
9. SHAREHOLDER PROPOSAL REQUESTING A DIVERSITY AND EQUITY AUDIT REPORT	☐	☐	☐
10. SHAREHOLDER PROPOSAL REQUESTING AN ALTERNATIVE DIRECTOR CANDIDATE POLICY	☐	☐	☐
11. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON COMPETITION STRATEGY AND RISK	☐	☐	☐
12. SHAREHOLDER PROPOSAL REQUESTING AN ADDITIONAL REDUCTION IN THRESHOLD FOR CALLING SPECIAL SHAREHOLDER MEETINGS	☐	☐	☐
13. SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON LOBBYING	☐	☐	☐
14. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CUSTOMER USE OF CERTAIN TECHNOLOGIES	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

SCAN TOVIEW MATERIALS & VOTE AMAZON.COM, INC. C/O PROXY SERVICESP.O. BOX 9142 FARMINGDALE, NY 11735 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on May 23, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on May 23, 2021. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.You may attend the meeting via the Internet. Go to www.virtualshareholdermeeting.com/AMZN2021. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D31146-P50085-Z79192 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

D31147-P50085-Z79192

Annual Meeting of Shareholders — May 26, 2021

The undersigned participant in the Amazon.com Company Stock Fund of the Amazon 401(k) Plan hereby directs Fidelity Management Trust Company, the trustee of the Amazon 401(k) Plan, to vote his or her Amazon.com Company Stock Fund shares as indicated on the reverse side of this Proxy Card, or if not so indicated, in accordance with the Amazon 401(k) Plan document (generally in the same proportion as the shares for which the trustee received timely voting instructions).

(Continued and to be marked, signed, and dated on the other side)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.D31147-P50085-Z79192

April 15, 2021
Re:
Important Notice Regarding the Availability of Proxy Materials for the
Amazon.com, Inc. Shareholder Meeting to be Held on May 26, 2021

Dear 401(k) Plan Participant:
Enclosed are the 2020 Annual Report for Amazon.com, Inc. (the “Company”) and a Proxy Statement and proxy card for the Company’s 2021 Annual Meeting of Shareholders. You can view the Annual Report and Proxy Statement on the Internet at http://www.proxyvote.com.
The Amazon 401(k) Plan allows each plan participant to direct the voting of the shares of common stock of the Company that are allocated to the participant’s 401(k) plan account. By following the instructions for Internet, mobile device, or telephone voting on the enclosed proxy card, or by marking, signing, and mailing the proxy card in the envelope provided, you may instruct Fidelity Management Trust Company, the trustee of the Amazon 401(k) Plan, how to vote the shares of the common stock of the Company allocated to your 401(k) plan account on the matters presented at the Company’s 2021 Annual Meeting. The trustee will vote as you have directed. All shares for which voting instructions are not timely received will be voted by the trustee on each matter in the same proportion as the shares for which the trustee received timely voting instructions, except in the case where to do so would be inconsistent with applicable law. Your vote will be kept confidential except to the extent set forth in the trust agreement or as necessary to comply with applicable law.
Votes will be tabulated by Broadridge Financial Solutions, Inc. To be timely, your voting instructions must be received by Broadridge no later than 11:59 p.m., Eastern Time, on May 23, 2021.
VOTING VIA THE INTERNET, MOBILE DEVICE, OR BY TELEPHONE IS FAST AND
CONVENIENT, AND YOUR VOTE IS IMMEDIATELY CONFIRMED AND TABULATED.
USING THE INTERNET, MOBILE DEVICE, OR TELEPHONE HELPS SAVE YOUR
COMPANY MONEY BY REDUCING POSTAGE AND PROXY TABULATION COSTS.